                                                                   EXHIBIT 10.16

                                    CONTRACT

                                       FOR

                 ENGINEERING, DESIGN, PROCUREMENT, CONSTRUCTION,

                              ERECTION AND START UP

                                      OF A

                                 KRAFT PULP MILL

                                     BETWEEN

                             ZELLSTOFF STENDAL GMBH

                                       AND

                           RWE INDUSTRIE-LOSUNGEN GMBH*








* Certain non-public information has been omitted from the appendices to
  Exhibit 10.16 pursuant to a request for confidential treatment filed with the SEC on March 31, 2003. Such non-public information has been filed with the SEC on a confidential basis.

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                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
ART. 1     DEFINITIONS AND INTERPRETATION......................................................1
ART. 2     CONTRACT APPENDICES................................................................11
ART. 3     OBLIGATIONS OF THE CONTRACTOR-- NATURE AND EXTENT OF THE DELIVERY..................12
ART. 4     OBLIGATIONS OF THE OWNER...........................................................22
ART. 5     PARTIES' REPRESENTATIVES; INDEPENDENT ENGINEER.....................................25
ART. 6     QUALITY CONTROL....................................................................27
ART. 7     PRE-ACTIVITIES; UNFORESEEN SITE CONDITIONS.........................................32
ART. 8     TIME SCHEDULE......................................................................33
ART. 9     CONTRACT PRICE, PAYMENT TERMS AND ADJUSTMENTS TO CONTRACT PRICE....................40
ART. 10    ADVANCE PAYMENT, PERFORMANCE AND WARRANTY SECURITY.................................45
ART. 11    CHANGES IN LAW.....................................................................48
ART. 12    CHANGES............................................................................49
ART. 13    OWNERSHIP AND RISK OF LOSection....................................................54
ART. 14    INSURANCE..........................................................................59
ART. 15    WORK ENVIRONMENT RESPONSIBILITY....................................................62
ART. 16    MECHANICAL COMPLETION..............................................................64
ART. 17    TRAINING; COMMISSIONING, SYSTEM START-UP, START-UP AND SCHEDULE A TESTS............68
ART. 18    72-HOUR TEST AND ACCEPTANCE OF WORKS...............................................72
ART. 19    SCHEDULE B TESTS...................................................................77
ART. 20    DEFECTS LIABILITY..................................................................81
ART. 21    LIQUIDATED DAMAGES.................................................................87
ART. 22    INTELLECTUAL PROPERTY RIGHTS.......................................................89
ART. 23    SUSPENSION.........................................................................91
ART. 24    TERMINATION........................................................................93
ART. 25    CONTRACTORS' SUPPLIERS............................................................101
ART. 26    FORCE MAJEURE.....................................................................104
ART. 27    COPYRIGHT AND CONFIDENTIALITY.....................................................108
ART. 28    GOVERNING LAW; DISPUTES...........................................................112
ART. 29    INDEMNITY OBLIGATIONS.............................................................112
ART. 30    MISCELLANEOUS.....................................................................114
ART. 31    CONTRACT LANGUAGE.................................................................118
ART. 32    COMMENCEMENT DATE.................................................................118
ART. 33    ASSIGNMENT; TRANSFER..............................................................119

                                        i
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Contract                                                               Page 1(3)

CONTRACT AGREEMENT

OWNER                                          CONTRACTOR

Zellstoff Stendal GmbH                         RWE Industrie-Losungen GmbH
Niedergorner Damm 1                            Sonnenwall 85
D-39596 Arneburg                               D-47051 Duisburg

Tel. +49 39321 50310                           Tel. +49 203 309 2411
Fax. +49 39321 50320                           Fax. +49 203 309 2478

VAT No. 3108-108-05531                         VAT No. DE 811187276

The following agreement has been concluded between the Contractor and the Owner.

                                    RECITALS

A. The Owner wishes to build, own, operate and finance a softwood kraft pulp mill with a capacity of 552,000 Adt/year and 1,700 Adt/day BSKP at Arneburg, Germany and wishes to appoint the Contractor, upon the terms and subject to the conditions set out herein on a lump-sum, fixed price, turnkey basis to perform the Works. The Contractor wishes to undertake the Works to the standards and in the manner set out herein.

B. The Owner and the Contractor have entered into this Contract after extensive negotiations on the form and substance hereof and each confirm that for such purpose the Contract could not in any way be considered to be either Party's standard terms and conditions.

C. Each Party has carefully considered and accepted the risks allocated to it in this Contract. Accordingly, the Parties consider that the terms and conditions hereof, including the remuneration payable to the Contractor and the termination rights set out in the Contract, are comprehensive and exclusive and consider all relevant risks relating to the Works, whether foreseeable or not.

ART.1          DEFINITIONS AND INTERPRETATION

SECTION 1.1. IN THIS CONTRACT, UNLESS THE CONTEXT OTHERWISE REQUIRES, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

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Contract                                                               Page 2(4)

Acceptance                    Means the issuance or deemed issuance by the Owner
                              of the Acceptance Certificate.

Acceptance Certificate        Means the certificate to be issued pursuant to
                              Article 18.

Acceptance Date               Means the date upon which Acceptance has occurred.

Adt                           Means air dry metric tonnes.

Agent Means Bayerische Hypo- und Vereinsbank AG in its capacity as agent under the Project Financing Facility Agreement in relation to the Plant entered into between, INTER ALIOS, the Owner and Bayerische Hypo- und Vereinsbank AG, and any of its subsequent successors and permitted transferees and assigns.

Ancillary Facilities          Means those ancillary facilities relating to the
                              Plant as more fully set forth in the
                              Specifications, including offices, utilities, warehousing and shipping facilities.

Appendix                      Means an appendix to this Contract as described in
                              Article 2.

Banks Means the financial institutions and other institutions that provide limited recourse financing to the Owner for the construction, testing and operation of the Plant.

BGB                           Means the German Civil Code.

Base Case                     As used in Sections 3.14, 4.5 and 19.3, means the
                              relevant line items in the "Key" and "Oper" sheets in the so-called "base case" scenario (and the assumptions relating thereto) attached hereto as Appendix 4.

BSKP                          Means bleached softwood kraft pulp.

Business Day                  Means a Day that is not a Saturday, Sunday, or
                              Day which is recognized as a legal holiday at the registered office of

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Contract                                                               Page 3(5)

                              the Owner or the Contractor set forth above.

Change Means any change, amendment, modification, addition or deletion to or in respect of the Works.

Change in Law                 Has the meaning assigned to that term in
                              Article 11.

Change Order                  Means an order to effect a Change in the
                              Contractor's obligations and/or rights as a result of changed circumstances in relation to the Works.

Commencement Date             Means the date when all conditions specified in
                              Article 32 have been fulfilled or waived.

Commissioning                 Means, with respect to any System, the process of
                              testing all control functions of, and performing water runs or equivalent tests on, such System following Mechanical Completion of such System and the process of making such System ready for operation.

Confidential Information      Means any documents, data or other information
                              furnished directly or indirectly to one Party by the other Party or its affiliates or subsidiaries or acquired from the performance of the Works, or any other information concerning the technical and business activities and know-how of the other
                              Party or its affiliates or subsidiaries, in each case as and to the extent provided in Article 27, whether such information has been furnished prior to, during or following termination of the Contract.

Contract Means this Contract entered into between the Owner and the Contractor, together with the Appendices.

Contract Day                  Means the Day on which the Contract is signed by
                              both Parties.

Contract                                                               Page 4(6)

Contract Price                Means the sum specified in Section 9.1, subject to
                              such additions and adjustments thereto or deductions therefrom as may be made pursuant to
                              Section 9.8 or Article 12.

Contractor                    Means RWE Industrie-Losungen GmbH and its legal
                              successors or permitted assigns.

Contractor's Equipment        Means machines, tools, apparatus, appliances or
                              things of every kind to be used by the Contractor or any Contractor's Suppliers in or for the Works or for the performance of any tests of the Works or the Plant in accordance with the Contract, all of which are to be provided by the Contractor, but excludes any Materials or equipment intended to form part of the Works.

Contractor's Personnel        Means all personnel the Contractor uses in
                              execution of its obligations under the Contract.

Contractor's Representative   Has the meaning assigned to that term in
                              Section 5.2.

Contractor's Supplier         Means any supplier, agent or subcontractor of the
                              Contractor (including any Key Supplier) for the execution of parts of the Works.

Day                           Means a calendar day of the Gregorian Calendar.

Defect                        Means:

                              (i)   any error, omission or defect in the Works;
                                    or

                              (ii)  anything falling within the meaning of
                                    "Mangel" in Section 633 BGB.

Defects Liability Period      Means the period during which the Contractor is
                              liable for Defects as set forth in Article 20.

Design Documentation          Has the meaning assigned to that term in
                              Section 6.4.

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Contract                                                               Page 5(7)

Detailed Program              Means a program for the execution of the Works,
                              prepared in accordance with Section 8.7.

EPC Price Calculation         Means the Project Cost Summary dated November 28,
                              2001, including the underlying detailed cost estimate, of which both Parties have a copy.

Event of Force Majeure        Has the meaning assigned to that term in
                              Section 26.1.

Excepted Risks                Means the risks specified in Section 13.2 which
                              are not insurable and which are excepted from the Contractor's responsibility for risk of loss.

HGB                           Means the German Commercial Code.

Independent Engineer          Means the independent engineer appointed by the
                              Banks to provide consulting services in connection with the Plant.

Interconnection Points        Those places, to be agreed upon by the Owner and
                              the Contractor in accordance with Appendix 3, Ex. 8 and identified in Appendix 3, Ex. 2.5, drawing 100-0-2102, at which the Owner is required to supply the temporary utilities specified in Appendix 3, Ex. 4.2.

Key Suppliers                 Means suppliers of certain Systems identified in
                              Appendix 3, Ex. 10.

Laws Means applicable laws, orders, rules, ordinances, regulations, by-laws, statutory orders, executive orders and decrees, judicial decisions, notifications or other similar directives having the force of law, or legally binding instructions, policy guidelines, codes or standards, in each case adopted or issued by Relevant Authorities (or, if applicable, by the European Union).

Contract                                                               Page 6(8)

Major Capital Spares          Means certain spare parts to be supplied by the
                              Contractor as specified in Appendix 3, Ex. 14.4.

Materials                     Means apparatus, materials, articles and things of
                              all kinds to be provided and incorporated in the Works by the Contractor, but does not include
                              Contractor's Equipment.

Mechanical Completion         Means, with respect to a System, a Non-System
                              Department or the Works, as the case may be, the issuance or deemed issuance by the Owner of the Mechanical Completion Certificate pursuant to
                              Article 16.

Mechanical Completion Date    Means the date on which Mechanical Completion of a
                              System, a Non-System Department or the Works, as the case may be, occurs.

Mechanical Completion Tests   Means the tests described in Article 16.

Milestone                     Means an element of the Works identified in
                              Appendix 3, Ex. 20 and in the Detailed Program the timely achievement of which is relevant to the timely completion of the Works.

Milestone Date                Means the targeted date for each Milestone set
                              forth in Appendix 3, Ex. 20.

Minimum Performance           Means the minimum performance levels that must be
Requirements                  achieved for Acceptance or to satisfy the Schedule
                              B Tests, as set forth in Appendix 3, Ex. 12.4 or
                              12.6, as applicable, and referred to therein
                              (after giving effect to the last paragraph under "Scope of Work of Contractor" in Appendix 3, Ex.
                              1.1.) as "absolute requirements," "absolutely required" or "make good."

Month                         Means a calendar month.

Non-System Department         Means a Department listed in Appendix 3, Ex. 2.4
                              that is not included in a System.

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Contract                                                               Page 7(9)

                              included in a System.

Operational Acceptance        Means, with respect to a System or the Works, as
                              the case may be, the issuance or deemed issuance by the Owner of the Certificate of Operational
                              Acceptance pursuant to Article 17.

Owner Means Zellstoff Stendal GmbH and its legal successors or permitted assigns.

Owner's Representative        Has the meaning assigned to that term in
                              Section 5.1.

Owner's Scope                 Means those works and services required to be
                              undertaken by the Owner as set forth in Article 4 and Appendix 3, Ex. 4.

Party                         Means the Owner or the Contractor.

Parties                       Means the Owner and the Contractor.

Payment Milestone             Means the events or deliveries specified in
                              Appendix 2, Ex. 9, the completion of which shall be the basis for payment under the Contract in the respective percentages specified therein and in accordance with the procedures set forth in
                              Article 9.

Performance Requirements      Means the performance figures set forth in
                              Appendix 3, Ex. 12.4 to be achieved during the Schedule B Tests.

Permits Means permits or applications therefor, consents, approvals and licenses from Relevant Authorities.

Plant Means the whole and, where the context requires, part of the kraft pulp mill with a net capacity of 1,700 Adt/d BSKP and 552,000 Adt/year, respectively, the water intake and output facilities, all interconnection facilities to utilities, transportation and storage facilities, the Ancillary Facilities and all related infrastructure and activities related thereto, to

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Contract                                                              Page 8(10)

                              be constructed at the Site, a summary description of which is set forth in Appendix 3, Ex. 1.2.

Pre-Activities                Means certain activities to be undertaken by the
                              Contractor before the Commencement Date in accordance with Article 7.

Pre-Activity Agreement        Means the contract, in the form of Appendix 3, Ex.
                              22, executed by the Owner and the Contractor in connection with the Pre-Activities.

Punch List                    Means a list of those items or parts of the Works
                              which the Contractor and the Owner agree are not complete, but which are not material to the safe operation of the Works and the Plant at levels consistent with the net capacity requirements set forth in Appendix 3, Ex. 1.2 and Ex. 2.1.

Relevant Authorities          Means:

                              (a) the Federal Government and State Government of Sachsen-Anhalt;

                              (b) any political sub-division of the Federal and State Government and any local government authority with jurisdiction over the Plant; and

                              (c)  any ministry, department, authority,
                                   instrumentality or agency of the Federal and State Government and/or any such political sub-divisions, and their respective successors and permitted assigns.

Schedule A Test(s)            Means the test(s) described in Article 17 to be
                              performed in connection with the Start-up of certain individual Systems, as specified in Appendix 3, Ex. 12.1 and 12.2.

Schedule B Test(s)            Means the test(s) described in Article 19 to
                              confirm the performance of certain individual
                              Systems, as specified in

Contract                                                              Page 9(11)

                              Appendix 3, Ex. 12.3 and 12.4.

Scheduled Acceptance Date     Means the date set forth in Section 8.5 by which
                              the Contractor has agreed to achieve Acceptance, as the same may be extended in accordance with
                              Section 8.9 and Article 12.

Scheduled Mechanical          Means the date set forth in Section 8.2 by which
Completion Date               the Contractor has agreed to achieve Mechanical
                              Completion of the Works, as the same may be extended in accordance with Section 8.9 and
                              Article 12.

Security Agent                Means Bayerische Hypo- und Vereinsbank AG in its
                              capacity as agent under the Project Financing
                              Facility Agreement in relation to the Plant entered into between, INTER ALIOS, the Owner and Bayerische Hypo- und Vereinsbank AG, and any of its subsequent successors and permitted transferees and assigns.

Selected Subcontract          Means any contract entered into between the
                              Contractor and a Selected Supplier in relation to the Works.

Selected Supplier             Means Metso Paper, Andritz-Ahlstrom Corporation,
                              Kvaerner Chemetics AB, FFE Minerals Denmark A/S,
                              AE Energietechnik GmbH, MAN Turbomaschinen AG,
                              PURAC GmbH (in a joint venture with Lurgi Bamag
                              GmbH), LINDE-KCA-Dresden GmbH, Hochtief
                              Construction AG and PI-Consulting OYJ.

72-Hour Test                  Means the 72-hour test run to demonstrate
                              fulfillment of the Minimum Performance
                              Requirements as set forth in Article 18 and Appendix 3, Ex. 12.5 and 12.6.

Site Means the Owner's site at Arneburg/Sachsen-Anhalt in Germany upon which the Plant is to be installed, including

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Contract                                                             Page 10(12)

                              the water intake/outlet site(s) and
                              interconnecting land all as shown in Appendix 3, Ex. 6.

Specifications                Means the complete technical specifications for
                              the Works contained in Appendix 3, Ex. 6 and Ex.
                              7.

Start-up Means cooking of chips using liquor has started in at least four (4) digesters sequentially.

Start-up Period               Means the period from Start-up to the Acceptance
                              Date.

System Means each of the Plant systems specified in Appendix 3, Ex. 1.1 and Ex. 6.

System Start-up               Means operation of any System with the respective
                              media/raw material or, with respect to any System that does not require media or raw material, operation of such System for its intended purpose.

Time Schedule                 Means the detailed schedule for carrying out the
                              Works as established in accordance with Article 8.

Warranties                    Means the warranties given by the Contractor to
                              the Owner in respect of the Works as set out in
                              Article 20.

Week                          Means a period of seven (7) consecutive Days.

Works Means all or part of the works (including Materials, supplies, machinery, equipment, tools, buildings, roads, ways, Major Capital Spares, and/or other items of whatever nature (excluding the Contractor's Equipment), documents or services to be planned, designed, engineered, manufactured, procured, constructed, erected, installed, commissioned, tested, completed, carried out, undertaken or done by the Contractor in accordance with the Contract (including any part of the Works performed prior to the Contract Day and all Pre-Activities to be performed by the

Contract                                                             Page 11(13)

                              Contractor pursuant to the Pre-Activity
                              Agreement), for the provision of a fully operating Plant (but excluding the Owner's Scope) as described in more detail, but without limitation, in the exhibits contained in Appendix 3, including Ex. 3.

SECTION 1.2.   INTERPRETATION

               In this Contract:

1.2.1. words importing the singular shall include the plural and vice versa except where the context otherwise requires;

1.2.2. references to the word "INCLUDE" or "INCLUDING" are to be construed without limitation; and

1.2.3. an "AFFILIATE" of a person shall be construed as a reference to a subsidiary or holding company, or a subsidiary of a holding company of such person.

SECTION 1.3.   HEADINGS AND TITLES

               The headings and references thereto in the Contract are included for ease of reference and shall not affect the interpretation of the Contract.

SECTION 1.4.   OWNER ASSISTANCE

Any obligation imposed on the Owner pursuant to the terms of the Contract to assist, or to use its best efforts to assist, the Contractor shall not be construed as any obligation on the Owner to do anything in breach of Laws.

ART. 2         CONTRACT APPENDICES The following appendices form part of this
               Contract:

                              Appendix

                              1:   Direct Agreement

                              2:   Commercial - Comprising Exhibits

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Contract                                                             Page 12(14)

                              3:   Technical - Comprising Exhibits

                              4:   Base Case

                              The text of the Articles of the Contract and the Appendices are intended to supplement each other. In case of incongruity between the text of the Articles of the Contract and any of the Appendices, the text of the Articles of the Contract shall take precedence.

ART. 3 OBLIGATIONS OF THE CONTRACTOR -- NATURE AND EXTENT OF THE DELIVERY CONTRACTOR'S GENERAL OBLIGATIONS

SECTION 3.1. Subject to the terms and conditions of this Contract, the Contractor agrees to plan, design, engineer, procure, deliver, construct, erect, install, start up and test the Works.

SECTION 3.2. The works and services to be performed by the Contractor shall include the following:

               (a) all planning, design, engineering, manufacture, procurement, delivery to the Site and erection or installation of all equipment, systems, components and Materials (including the first fill of oils for machinery and ion exchange resin for the feedwater treatment plant, one set of cutter knives, one set of felts and wires, and Major Capital Spares) needed to provide, commission, test, and put into operation the Works, to achieve Acceptance by the Scheduled Acceptance Date and to carry out the Schedule B Tests, all in accordance with the Contract;

               (b) the performance of, and completion of the Works in accordance with, appropriate detailed design, engineering and construction methods and techniques in accordance with the Contract, the Specifications, all Laws and Permits (including the Permit requirements and any environmental remediation required based on the Environmental

Contract                                                             Page 13(15)

                      Impact Assessment Report (UMWELTVERTRAGLICHKEITSSTUDIE) dated September 18, 2001 related to the Works and the permit values contained in the Permits or applications for Permits (or amendments to Permits) listed in items 1-6 of Appendix 3, Ex. 4.4) and recognized rules of sound engineering practice.

               (c) the scheduling, execution and completion of the Works in accordance with the Detailed Program established pursuant to Section 8.7;

               (d) the application for and obtaining of all Permits (including the updated emissions Permit for which an application has been filed and any necessary amendments or modifications to Permits obtained by the Contractor, but excluding those Permits to be obtained by the Owner pursuant to Section 4.6) in good time so as not to delay the execution and completion of the Works and the timely initiation and diligent execution of other measures necessary for the granting of the Permits;

               (e) the timely submission of all data, information and documentation that the Owner may reasonably request, including the provision of such information and assistance to enable the Owner to apply for and obtain the Permits specified in Section 4.6 as set forth in Appendix 3, Ex. 4.4; and

               (f) the provision of complete documentation, including operation and maintenance manuals in accordance with Appendix 3, Ex. 3.2 and "as built" drawings in accordance with Appendix 3, Ex. 3.2.2.1 and Ex. 19.

Contract                                                             Page 14(16)

SECTION 3.3.   THE CONTRACTOR SHALL:

               (a) at all times exercise (and has exercised) the skill, care and diligence in the carrying out and completion of the Works of a reasonable and prudent contractor, fully skilled and experienced in the carrying out of work similar to the Works, and has and will have the resources, experience, qualifications and capabilities as are required to fully perform its obligations under the Contract;

               (b) ensure that all Materials, equipment and workmanship shall be of first-class quality, and all equipment, machinery and Materials installed in the Works shall be new and conform to the Specifications. With respect to Materials, equipment and machinery for which a standard is not prescribed in the Specifications or elsewhere in the Contract, such Materials, equipment and components shall conform to quality levels of leading European pulp mills and shall not be of a type generally recognized in the industry as Material, equipment or components to be avoided or unsuitable (including due to susceptibility to erosion or corrosion) for the application in which they are to be used;

               (c) carry out (and has carried out) the Works as a reasonable and prudent contractor to ensure the safe operation of the Works and Plant at levels consistent with the net capacity requirements set forth in Appendix 3, Ex. 1.2 and Ex.2.1;

               (d) carry out (and has carried out) the Works so as to comply with the Performance Requirements and the Warranties;

               (e) liase with the Owner regarding the management of the Works and the coordination of the Owner's Scope with the Works,

               all as further defined in the Contract.

Contract                                                             Page 15(17)

               SETTING OUT

SECTION 3.4. The Contractor shall be responsible for accurate setting out of the Works on the Site and for the correctness of the positions, levels, dimensions and alignment of all parts of the Works and for the provision of all necessary instruments, appliances and labor in connection therewith. The Contractor shall carefully protect and preserve all benchmarks, sight-rails, pegs and other things used in setting out the Works and shall replace the same should they become lost, damaged or destroyed in any way.

               The Contractor shall provide such information as the Owner shall reasonably require in relation to the setting out of the Works.

               If, at any time during the carrying out and execution of the Works, any errors which would affect the Works appear in the positions, levels, dimensions or alignment of the Works, the Contractor shall rectify the error at its own cost.

SECTION 3.5.   HAZARDOUS SUBSTANCES, MAN-MADE MATERIALS AND ARCHAEOLOGICAL
               FINDINGS

               Upon the discovery of any hazardous or toxic substances, man-made materials or fossil, coin, article of value or antiquity or any other thing of archaeological interest, the Contractor shall promptly:

               (i)    notify the Owner of such conditions;

               (ii) provide the Owner in a timely manner with any information or documentation required by the Owner to enable the Owner to make any necessary application to any Relevant Authority and comply with any requirements of such Relevant Authority; and

               (iii) use best efforts to mitigate the effects of any such discovery on the performance of the Works (which efforts shall be at the expense of the Contractor).

Contract                                                             Page 16(18)

               Any fossils, coins, objects of value, antiques or objects of geological or archaeological value discovered at the Site shall in no case be the property of the Contractor and shall be handed over to the Owner. The Contractor shall take appropriate precautionary measures and prevent its agents and employees or the agents and employees of any Contractor's Suppliers from misappropriating or damaging any such objects.

               The Contractor shall be responsible for all costs and expenses associated with any hazardous substances or man-made materials which may be brought onto the Site, or released or deposited at the Site by the Contractor, any Contractor's Supplier or their respective affiliates, directors, officers, employees or agents or otherwise.

               OPPORTUNITIES FOR OTHER CONTRACTORS

SECTION 3.6. The Contractor recognizes that certain other persons including the Owner will, during the carrying out of the Works, require access to and use of parts of the Site to carry out works and services in connection with or to construct, install, operate and maintain parts of the Plant. The Contractor shall not object to such access, use and works and shall in accordance with the requirements of the Owner afford all reasonable opportunities to such persons for carrying out their work and services and to the Owner and/or the Independent Engineer for inspecting their work and services, provided that such access, use, works or services does not unduly interfere with the Works or the Time Schedule. In the event and to the extent that such undue interference in connection with such access, use, works or services cannot be avoided and causes delay or additional expense to the Contractor, the Time Schedule and, if necessary, the Contract Price shall be adjusted accordingly pursuant to Sections 8.9 and 9.8, respectively.

Contract                                                             Page 17(19)

               LIAISON WITH THIRD PARTIES

SECTION 3.7. The Owner shall be responsible for coordination and liaison with the Independent Engineer. The Contractor shall fully cooperate with the Owner and the Independent Engineer in all matters relating to the timely completion of the Plant and all works in relation to it for which the Contractor is not responsible and shall provide such information, attend such meetings and perform such work as is required by the Contract or is reasonably requested by the Owner for such purposes.

               TRAINING

SECTION 3.8. The Contractor shall provide full and comprehensive training in the German language for the Owner's personnel in accordance with Appendix 3, Ex. 3.5 to enable such personnel to assume operating control of the Plant upon Acceptance and operate the Plant thereafter as a reasonable and prudent operator in accordance with the operation and maintenance manuals and the manufacturers' instructions and guidelines.

               CLEARANCE OF SITE

SECTION 3.9. The Contractor shall keep the Site and adjacent land clean, free and clear of all waste, rubble and hazardous substances and in a workmanlike condition during the term of the Contract. Prior to Mechanical Completion of each System, the Contractor shall clear away, remove from that System and (if applicable) dispose of in accordance with applicable Laws and Permits all Contractor's Equipment, surplus materials, rubbish and temporary works of every kind and leave the whole of that System clean, free and clear of all waste, rubble and hazardous substances and in a workmanlike condition all to the Owner's reasonable satisfaction.

               Prior to Acceptance, the Contractor shall clear away and remove from the Site and (if applicable) dispose of in accordance with applicable Laws and Permits all Contractor's Equipment, surplus materials, rubbish and temporary

Contract                                                             Page 18(20)

               works of every kind related to the Works and leave the whole of the Site clean, free and clear of all waste, rubble and hazardous substances and in a workmanlike condition all to the Owner's reasonable satisfaction.

               The Owner may require that any pre-existing buildings, structures and other facilities not be cleared or removed by the Contractor under this Section.

               UTILITIES

SECTION 3.10. The Contractor shall be responsible for the distribution within the Site, as may be required for the performance of the Works in accordance with this Contract, of all temporary utilities provided by the Owner pursuant to Section 4.2 or necessary for the Contractor to perform the Works. The Contractor shall, at its risk and cost, provide any apparatus necessary for the connections at the Interconnection Points and its use of such utilities within the Site.

               CONTRACTOR'S ADDITIONAL OBLIGATIONS

SECTION 3.11. The Contractor shall, unless specifically excluded in the Contract, perform all such work and/or supply all such items and materials (including any spare parts that the Owner is not specifically required to provide pursuant to Section 4.5 when and as the same may become necessary for replacement of parts of the Works), even though not specifically mentioned in the Contract, as are required within the battery limits specified in Appendix 3, Ex. 8 for the completion, testing, functioning and operation of the Plant including attaining Minimum Performance Requirements and Acceptance of the Works, remedying any failures to achieve the Performance Requirements and remedying any Defects until the expiry of the Defects Liability Period as if such work and/or items and materials were expressly mentioned in the Contract.

Contract                                                             Page 19(21)

               OWNER INFORMATION

SECTION 3.12. The Owner's provision of information and/or data in accordance with this Contract, and the Owner's participation in the selection of Key Suppliers and equipment in accordance with
               Section 25.2 and in quality control as provided in Article 6 and any act or omission by the Owner or the Independent Engineer, shall not relieve the Contractor from any obligations under this Contract. The Contractor shall independently verify all documents, drawings, plans and data relating to the Works, whether or not supplied by the Owner, and any flaws therein shall not be partly or wholly attributed to the Owner as comparative negligence under Section 254 BGB.

               TITLE TO WORKS

SECTION 3.13. The Contractor shall provide to the Owner good title to the Works and all equipment and Materials contained therein (as further provided in Section 13.1), and Intellectual Property Rights relating thereto, free of all liens, security interests, encumbrances or any other rights of third parties.

               The Contractor shall release the Owner from any liabilities toward employees of the Contractor and SOZIALKASSEN (social funds) pursuant to Section 1a ARBEITNEHMER-ENTSENDEGESETZ (Act Concerning the Secondment of Employees), including liabilities for making such payments imposed on any Contractor's Supplier or hiring agent appointed by the Contractor or any Contractor's Supplier.

               CONTRACTOR'S RISK; OPERATION PRIOR TO ACCEPTANCE

SECTION 3.14. Prior to Acceptance, the Contractor shall have sole responsibility for the Works and, subject to the second paragraph of Section 13.2, operation of the Plant. Following Mechanical Completion, the Contractor shall instruct, supervise and carry out, using the Owner's personnel, Commissioning, System Start-up, Start-up and testing of the Plant including Schedule A Tests, 72-Hour Test and Schedule B Tests, all as set forth in the Contract.

Contract                                                             Page 20(22)

               In carrying out the Start-up and testing of the Plant, the Contractor shall use its best efforts (subject to compliance with Laws) to have the Plant meet or exceed the production projected in the Base Case for the period from Start-up until Acceptance.

               The Contractor shall provide until Acceptance any wear and tear parts that are required in excess of the amounts which are normal (having regard to the experience of European pulp mills during normal operation) for such wear and tear parts in a Plant of this type during the period from Commissioning until Acceptance. The Contractor shall also provide until expiry of the Defects Liability Period all necessary qualified personnel to promptly respond to and deal with any correction, replacement or rebuilding of Defects which may become apparent in the Works during such period.

               PERMITS

SECTION 3.15. The Contractor (directly or through the Contractor's Suppliers), shall acquire and pay for all Permits which are necessary for the performance of the Contract, including in relation to the start-up, testing and operation of the Plant, in a timely manner so as not to delay the execution and completion of the Works, provided that the Contractor shall not be responsible for obtaining those Permits to be obtained by the Owner as specified in Appendix 3, Exhibit 4.4. The Contractor shall comply with all Permit conditions and requirements (including the Permit requirements and any environmental remediation required based on the Environmental Impact Assessment Report (UMWELTVERTRAGLICHKEITSSTUDIE) dated September 18, 2001) related to the Works and the permit values contained in the Permits or applications for Permits (or amendments to Permits) listed in items 1-6 of Appendix 3, Ex. 4.4 and, if necessary, obtain such amendments or modifications to such Permits as may be required by Law and make any modifications to the Works in accordance with
               Article 12 as may be required in order to comply with such Permits and/or any modifications thereto; provided that, if such amendments

Contract                                                             Page 21(23)

               or modifications are required as a result of a Change in Law, the provisions of Article 11 shall apply. The Contractor shall also ensure that all Contractor's Suppliers have all Permits necessary for the performance of their contracts.

               The Contractor shall use its best efforts to assist the Owner free of charge in obtaining in a timely and expeditious manner the Permits to be obtained by the Owner as specified in Appendix 3, Exhibit 4.4.

               CONTRACTOR'S INVESTIGATIONS

SECTION 3.16. The Contractor confirms that, prior to the Commencement Date, it will have informed itself about all circumstances relevant to fulfill this Contract. The Contractor shall not thereafter make any claim on the basis of insufficient knowledge.

               CONTROL MEASURES

SECTION 3.17. All control measures required by the Relevant Authorities, including X-ray tests, pressure testing, and examination of calculations and drawings, shall be attended to and paid for by the Contractor, who shall submit all relevant certificates and reports to the Relevant Authorities and to the Owner and the Independent Engineer without delay and in any event no later than two (2) Weeks before System Start up (or, if not applicable until later, two (2) Weeks before the date they are due).

               FINANCING

SECTION 3.18. The Contractor shall provide to the Owner free of charge such information and assistance as the Owner may reasonably request in connection with the financing of the Plant and the Contractor shall enter into a direct agreement with the Banks in the form attached as Appendix 1.

Contract                                                             Page 22(24)

ART. 4         OBLIGATIONS OF THE OWNER

               OWNER INFORMATION

SECTION 4.1. The Owner shall provide to the Contractor the information and data described in Appendix 3, Ex. 4.7. The Owner's provision of such information and data shall not relieve the Contractor from its obligations under this Contract. The Contractor shall independently verify the accuracy of all such information and data provided by the Owner. If the Contractor notifies the Owner of any inconsistencies or errors in such information or data the Owner shall, if it agrees with the Contractor, correct such information or data within fifteen (15) Days from the Owner's receipt of notice from the Contractor. In the event that the Owner fails to make the agreed corrections, or if the Owner and the Contractor cannot reach agreement on such information or data, the Contractor shall be entitled to proceed on the basis of the information and data that were agreed or which it considers to be correct, respectively. The Contractor shall remain responsible for such information and data and in no event shall the Owner's failure to act entitle the Contractor to any relief from its obligations under this Contract, including any adjustment to the Contract Price or the Time Schedule.

               SITE

SECTION 4.2. The Owner shall be responsible for acquiring legal and physical possession of the Site and providing the Contractor with access thereto. The Owner shall also provide at its cost, at the Interconnection Points as set forth in Appendix 3, Ex. 2.5, temporary utilities as specified in Appendix 3, Ex. 4.2.

               OWNER'S SCOPE

SECTION 4.3. The Owner shall provide the equipment, Materials and services specified in Appendix 3, Ex. 4 and Ex. 6, Depts. 820 and 830. The Owner shall arrange for the clearance and removal from the Site of the buildings and other items described in Appendix 3, Ex. 4.3 under "Permanent Demolition Services" in a

Contract                                                             Page 23(25)

               manner that will not result in interference with the Works. The Owner shall have no obligations other than as expressly included in the Owner's Scope. The Owner's Scope shall be provided and performed in accordance with the Time Schedule as set forth in the Detailed Program and shall be of the quality stipulated in Appendix 3, Ex. 4. The Contractor shall notify the Owner of any act, omission, event or delay of which it becomes aware that may affect the Owner's obligations in respect of the Owner's Scope and shall not act or omit to act in such a manner that would prejudice the Owner's obligations hereunder. The Contractor shall also notify the Owner promptly of any failure by the Owner to perform the Owner's Scope of which it becomes aware and that may give rise to any extension of time pursuant to Section 8.9 or any increase in the Contract Price pursuant to Section 9.8. In such event, the Owner may, among other options to avoid or minimize any such delay or increase in the Contract Price, request the Contractor to undertake the performance of such item(s) of the Owner's Scope. Any such request by the Owner shall be handled as a Change in accordance with Article 12.

SECTION 4.4. The Owner shall provide at the Site, upon Mechanical Completion of a System the operating personnel, raw material (furnish), consumables, wear and tear parts and other items, in each case as set forth in Appendix 3, Ex. 4 and Ex. 14 (but in the case of wear and tear parts limited to the amounts which are normal (having regard to the experience of European pulp mills during normal operation) for such parts in a Plant of this type during the period from Commissioning until Acceptance). The Owner shall have no obligation to provide anything not specified in such Appendix (or, in the case of wear and tear parts specified in Appendix 3, Ex. 14.3, in excess of the amounts which are normal for such parts in a Plant of this type during the period from Commissioning until Acceptance), which shall be the obligation of the Contractor.

Contract                                                             Page 24(26)

               SPARE PARTS

SECTION 4.5. The Owner shall provide, within the budgeted amount of Seven Million Five Hundred Thousand Euros ((euro)7,500,000), at Mechanical Completion of a System, the inventory of spare parts, other than Major Capital Spares, relating to that System as set forth in Appendix 3, Ex. 4.5, Ex. 14.1 and 14.2.

               Prior to Acceptance, the Contractor shall be entitled to use the spare parts and wear and tear parts provided by the Owner, as well as the Major Capital Spares, in connection with the fulfilment of its contractual obligations, including performance of tests required by this Contact. After Acceptance and prior to the end of the Defects Liability Period, the Contractor shall be entitled to use the spare parts, as well as the Major Capital Spares, in connection with the fulfillment of its contractual obligations, including performance of tests required by this Contract. In each case, the Contractor shall replace any spare parts (including Major Capital Spares) so used, and any wear and tear parts used prior to Acceptance in excess of the amounts which are normal (having regard to the experience of European pulp mills during normal operation) for such parts in a Plant of this type during the period from Commissioning until Acceptance, forthwith at its own cost. If the Contractor fails so to replace any spare parts (including Major Capital Spares) or any such excess wear and tear parts used by it, the Owner shall be entitled to withhold, or draw on any performance security issued on behalf of the Contractor, for an amount equal to the cost of replacing and if necessary installing such spare parts (including Major Capital Spares) and excess wear and tear parts.

               PERMITS TO BE OBTAINED BY THE OWNER

SECTION 4.6. The Owner shall acquire and pay for the Permits specified in Appendix 3 Ex. 4.4 upon receipt from the Contractor, in the case of Permits relating to the Works, of all necessary documentation required for any such Permits. Notwithstanding the foregoing, it shall be the Contractor's responsibility to

Contract                                                             Page 25(27)

               monitor the progress of all Permit applications and to coordinate all its activities to ensure that all Permits are obtained in a timely manner. The Owner shall comply with all Permit conditions and requirements relevant to its provision of the Owner's Scope.

SECTION 4.7. If requested by Contractor, the Owner shall, at its own cost, use its best efforts to assist the Contractor in obtaining the Permits to be obtained by the Contractor or any Contractor's Supplier, including providing all technical information relating to items within the Owner's Scope that is necessary to prepare the Permit applications.

               TRANSFER OF CONTROL OF PLANT

SECTION 4.8. The Owner shall assume responsibility for the operation of the Plant upon Acceptance (other than in connection with the Schedule B Tests, the performance of which shall be the responsibility of the Contractor with respect to the affected Systems).

ART. 5         PARTIES' REPRESENTATIVES; INDEPENDENT ENGINEER

               OWNER'S SITE REPRESENTATIVE AND CONTRACTOR'S SITE REPRESENTATIVE

SECTION 5.1. The Owner shall appoint within seven (7) Days from the Contract Day a person to act as the Owner's Representative at the Site with whom the Contractor may consult whenever necessary. The Owner shall, from time to time, be entitled to replace such person and notify the Contractor of the new Owner's Representative. The Owner's Representative shall have the authority to make decisions which are binding on the Owner in regard to technical and commercial matters relating to performance of activities at the Site and also to receive proposals and recommendations from the Contractor concerning the Plant in other respects.

SECTION 5.2. The Contractor shall appoint within seven (7) Days from the Contract Day a person to act as the Contractor's Representative at the Site with whom the

Contract                                                             Page 26(28)

               Owner may consult whenever necessary. The Contractor shall, from time to time, be entitled to replace such person and notify the Owner of the new Contractor's Representative. In addition, the Contractor shall, upon reasonable request by the Owner based on the substantive reasons set forth in such request, replace the Contractor's Representative with a new Contractor's Representative who shall be reasonably satisfactory to the Owner. The Contractor's Representative shall have the authority to make decisions which are binding on the Contractor in regard to technical and commercial matters relating to performance of activities at the Site and also to receive proposals and recommendations from the Owner concerning the Works in other respects.

SECTION 5.3. All decisions by the Owner's Representative and/or the Contractor's Representative shall be documented in the Site log book or otherwise as appropriate. Neither the Contractor's Representative nor the Owner's Representative shall be authorized to change any provision of the Contract, approve any Change or agree on any item or matter which would affect the Time Schedule or Contract Price (except as specifically authorized in a notice provided pursuant to the following sentence), and no decisions by either or both of the two Representatives shall be the basis for any such changes. At or prior to the Commencement Date, each Party shall designate by notice to the other one or more individuals who are authorized to approve Changes or agree on items or matters which would affect the Time Schedule or Contract Price (including any limits on their authorizations to specific items). A Party may change such designations from time to time by notice to the other, provided that all approvals and agreements that were issued by authorized individuals prior to notice of such change shall remain valid.

               INDEPENDENT ENGINEER

SECTION 5.4. The Parties acknowledge that prior to the Commencement Date the Banks shall appoint an Independent Engineer. The Contractor shall afford the

Contract                                                             Page 27(29)

               Independent Engineer unimpeded access to the Site and all documentation, and records associated with the Works and fully cooperate with the Independent Engineer as contemplated in the Contract. No actions or omissions on the part of the Independent Engineer or certificates or agreements given by the Independent Engineer shall relieve the Contractor of its obligations in this Contract.

ART. 6         QUALITY CONTROL

               INSPECTION AND TESTING

SECTION 6.1. The Owner's representatives and the Independent Engineer shall be entitled to inspect and witness any tests in connection with the engineering, purchase, manufacture, construction and erection of each part of the Works and the Plant to ensure that the Contractor is performing its obligations in accordance with, and the Works conform with the requirements of, this Contract.

               The Contractor shall adopt the necessary measures to rectify Defects (including any nonconformity with the Specifications) and failures to maintain the Time Schedule, that are found during its inspections or tests or that are pointed out by the Owner. The Contractor shall not be entitled to any adjustments in the Contract Price or Time Schedule as a result of such measures, except to extent provided in Section 8.9 or 9.8.

SECTION 6.2. The Contractor shall ensure that the Owner and Independent Engineer have free access during normal working hours and upon reasonable advance notice to workplaces (including those of Contractor's Suppliers) where constituent parts of the Works are designed, engineered, planned, manufactured, assembled or tested so that the Owner and the Independent Engineer can inspect and be present at tests of the Works. In addition the Owner and the Owner's designated consultants and representatives shall have the right to request reasonable additional testing of the Works during manufacture, fabrication and construction to verify conformance with the Specifications. In the event that such request is based on findings of defects

Contract                                                             Page 28(30)

               in similar Materials, equipment or Systems or in the event that such testing identifies a Defect, the costs of such additional testing shall be for the account of the Contractor and shall not result in any increase in the Contract Price or extension of the Time Schedule. If the request is not based on such findings and does not identify a Defect, and provided that the Contractor had before such additional tests provided written notice of the increase in costs or delay in the Works that would result from such additional tests and a reasonable explanation why such additional tests were unnecessary or could otherwise be avoided, all such costs shall be for the account of the Owner and the Contract Price or Time Schedule shall be adjusted accordingly pursuant to Section 9.8 or 8.9, respectively.

               In the event that any portion of the Works at the Site will no longer be visible or accessible by the time of Acceptance, the Contractor shall notify the Owner and the Independent Engineer once such portion is completed and give them an opportunity to test and inspect such part of the Works. In the event the Owner requires additional testing, the Owner shall advise the Contractor of such requirements within a reasonable time prior to the Contractor's scheduled testing. All additional inspection, examination and testing required by the Owner shall to the extent possible be carried out in conjunction with the Contractor's similar activities and, if not, upon prior consultation with the Contractor and in such a manner as to avoid any unnecessary delay or interference in the performance of the Works.

SECTION 6.3. The Contractor shall give the Owner and the Independent Engineer reasonable advance notice of any tests together with details of the times and locations of such tests. Tests shall be conducted in accordance with applicable provisions of the Specifications. In the event that the Owner and/or the Independent Engineer are not present the Contractor may proceed with the testing. The Contractor shall provide to the Owner and the Independent Engineer the test protocols, test certificates and any associated reports and results upon completion of the relevant tests. Contractor shall

Contract                                                             Page 29(31)

               also furnish the Owner and the Owner's designated consultants and representatives with access to records of all performance inspections, tests and examinations undertaken by Contractor and/or Contractor's Suppliers.

               The Owner and its designated consultants and representatives shall have the right to reject any portion of the Works which is defective, deficient, not within Specifications or the standards described in Section 3.3(b) or otherwise of inferior quality or faulty workmanship (including upon inspection or reinspection upon arrival at the Site of Materials or equipment provided by Contractor's Suppliers) and require its repair or replacement by written notification to Contractor specifying the reasons for such rejection. All rejected and other workmanship that is defective, not within Specifications or the standards described in Section 3.3(b) or otherwise of inferior quality or faulty workmanship shall be repaired so as to satisfy the Contractor's Warranties and otherwise comply with the provisions of Article
               20. Rejected and other defective Materials or equipment shall be repaired or replaced with proper Materials or equipment. The costs associated with such repairs and replacements shall be for the account of Contractor and not reimbursable. In no event shall such rejection, repair or replacement result in any extension of the Time Schedule or increase in the Contract Price. After completion of the necessary repairs or replacements the relevant Materials and equipment shall be subject to further inspection, examination and testing, all the expenses of which shall be for Contractor's account.

               Should the Owner consider it necessary or advisable at any time before Acceptance to make an examination of Work already completed, by removing or tearing out same, Contractor shall consult with the Owner and take reasonable steps to follow up with the appropriate Contractor's Supplier regarding the necessity for such action. On request by the Owner, the Contractor shall promptly furnish all necessary facilities, labor and material for effecting the requested examination; provided, however, that the Owner may require removing or tearing out Work already completed only in

Contract                                                             Page 30(32)

               circumstances where it has reasonable grounds to believe that Defects exist in the Works that would not have been identified by any tests previously conducted by the Contractor. All costs of removing and tearing out any completed work and the costs associated with its satisfactory reconstruction in accordance with this Contract (including charges for services rendered in connection therewith) shall be for the account of Contractor and not reimbursable, except in the event that such removal or tearing out does not uncover a Defect and the Contractor had before such removal or tearing out provided written notice of the increase in costs or delay in the Works that would result from such removal or tearing out and reasonable evidence from the relevant Contractor's Supplier or otherwise (including by reference to tests previously conducted by the Contractor) as to why such removal or tearing out was unnecessary or could be otherwise avoided, in which case all such costs shall be for the account of the Owner and the Contract Price or Time Schedule shall be adjusted accordingly pursuant to Section 9.8 or 8.9, respectively.

               Contractor shall furnish at each location where inspection, examination and testing is carried out all reasonable facilities, assistance, labor, equipment, materials, utilities, apparatus and instruments necessary for the safe and standard inspection and testing of material and workmanship that may be required pursuant to this Contract (in each case, other than any items comprising part of the Owner's Scope).

               The right of inspection, examination and testing by the Owner, its designated consultants and representatives provided herein is intended solely for the Owner's benefit, it being understood that no exercise of or failure to exercise such right shall relieve the Contractor of any of its obligations hereunder or prejudice any of the Owner's rights under this Contract.

Contract                                                             Page 31(33)

               DESIGN

SECTION 6.4. All working drawings, specifications, flow sheets and other designs prepared by the Contractor or Contractor's Supplier ("Design Documentation"), test certificates, records of failed tests, detailed time schedules, minutes of construction meetings and any other documentation that is relevant to the activities at the Site or operation of the Plant shall be made available at the Site for review by the Owner and the Independent Engineer (with all other working drawings, specifications, flow sheets and other designs being available for review at the offices or shop of the Contractor or the relevant Contractor's Supplier), other than proprietary manufacturer's drawings.

               The Owner and the Independent Engineer shall have the right upon giving reasonable prior notice to the Contractor at all reasonable times to inspect, at the Site or at the premises of the Contractor and the premises of the Contractor's Suppliers, all the Contractor's and Contractor's Suppliers' drawings, documents and other material relating to the Works.

SECTION 6.5. The Contractor shall, either directly or through the Contractor's Suppliers, provide to the Owner, in accordance with this Contract, complete documentation relating to the Works. The Contractor shall submit to the Owner for approval and make available to the Independent Engineer at the Site for review the drawings and specifications indicated in Appendix 3 Ex. 3.2.2.1, which shall be examined by the Owner as soon as possible. The Contractor shall be notified in writing by the Owner of approval or any remarks and observations (including remarks or observations provided to the Owner by the Independent Engineer) within seven (7) Days from the date on which the documents were actually received by the Owner. The Contractor shall modify and re-submit the Design Documentation to reflect the comments made by the Owner. If such notification has not been communicated to the Contractor within such period, the respective approval shall be deemed as having been given upon the expiry of such seven (7) Day period.

Contract                                                             Page 32(34)

               Design Documentation approved by the Owner pursuant to Appendix 3, Ex. 3.2 shall not be departed from without resubmission to and re-approval by the Owner in accordance with this Section 6.5.

SECTION 6.6. The fact that the Owner has approved drawings and specifications and participated in the engineering, design (including development of the Specifications and selection of Contractor's Suppliers and equipment), planning, manufacture, construction and erection process shall not relieve the Contractor of any of its responsibilities under the Contract.

SECTION 6.7. Each Party shall bear its own costs incurred in connection with the above activities.

ART. 7         PRE-ACTIVITIES; UNFORESEEN SITE CONDITIONS

               PRE-ACTIVITIES

SECTION 7.1. In order to achieve the Time Schedule as set forth in Article 8, the Contractor shall be given the opportunity to carry out prior to the Commencement Date the Pre-Activities in accordance with and subject to the Pre-Activity Agreement.

               UNFORESEEN GROUND CONDITIONS

SECTION 7.2. The Contractor confirms that it has, prior to the date hereof, inspected and studied the Site and its environs and has fully satisfied itself as to all matters affecting the Site and its environs. The Contractor has also made itself familiar with the investigations that had been conducted in connection with the initially intended use of the Site for the construction of a nuclear power station, and the additional site investigations that were conducted in the fall of 2001 in preparation for the Works.

Section 7.3. The Contractor acknowledges that the Works shall be designed and engineered for erection and installation at the Site and that it has thoroughly investigated and satisfied itself as to all general and local conditions at the

Contract                                                             Page 33(34)

               Site and the waters adjacent thereto, including but not limited to: river and land transportation and access to the Site, including the availability and condition of roads; handling and storage of materials; availability and quality of labor, water, sand, rock and power; rainfall and other climatic conditions, currents, soundings and ground water; topography, ground surface, subsurface, seismic, shore and harbor conditions; the nature and quantity of surface and subsurface materials or obstacles to be encountered, and equipment, machinery and materials required by the Contractor prior to and during performance of its obligations hereunder. The Contractor acknowledges that all appropriate allowances for the matters and conditions referred to in this Section have been taken into account in calculating the Contract Price and determining the Time Schedule. No increase in the Contract Price and/or extension of the Time Schedule shall be considered by the Owner or given effect based in whole or in part upon any discrepancy between the conditions that the Contractor anticipated and the actual conditions encountered by the Contractor. Without limiting the generality of the foregoing, the Contractor confirms that it is aware of the archaeological investigations being conducted at the Site by the LANDESAMT FUR ARCHAOLOGIE DES LANDES SACHSEN-ANHALT, that it has taken such work into account in developing its workplan, and that it shall not be entitled to any adjustment in the Contract Price or Time Schedule as a result of any interference with the Contractor's or Contractor's Suppliers' work caused by such investigation provided that the investigations are completed as indicated in the time schedule provided by the LANDESAMT FUR ARCHAOLOGIE DES LANDES SACHSEN-ANHALT for such investigations.

ART. 8         TIME SCHEDULE

               The Parties agree to fulfill their obligations as set forth in this Contract by the times and dates specified below (as such times and dates may be extended in accordance with Section 8.9 or an approved Change Order).

Contract                                                             Page 34(36)

SECTION 8.1. The Pre-Activities shall start on the date mutually agreed upon between the Parties and shall have a duration of at least 3 months prior to Commencement Date.

SECTION 8.2. Mechanical Completion of the Works shall be not later than 22 (twenty-two) months after Commencement Date ("Scheduled Mechanical Completion Date").

SECTION 8.3. Start-up shall be not later than 23 (twenty-three) months after Commencement Date ("Scheduled Start-up Date").

SECTION 8.4. Production of saleable pulp shall begin not later than 24 (twenty-four) months after Commencement Date ("Scheduled Production Date"). "Saleable pulp" means pulp which can be sold at a price of at least seventy percent (70%) of the list price of NBSKP (CIF North Sea Port), as reported by NLK. "NBSKP" means northern bleached softwood kraft pulp. "NLK" means Nystrom, Lee, Kobyashi Ltd.

SECTION 8.5. All conditions to Acceptance shall be satisfied not later than 28 (twenty-eight) months after Commencement Date.

SECTION 8.6. The times for delivery of documentation, including "as built" drawings, are set forth in Appendix 3, Ex. 3.2 and Ex. 19.

               DETAILED PROGRAM

SECTION 8.7. The Contractor shall, no later than thirty (30) Days after the Commencement Date submit to the Owner and the Independent Engineer for review a draft of a Detailed Program for the execution of the Works. The Detailed Program shall be consistent with the Milestone schedule set forth in Appendix 3, Ex. 20 and shall set out in detail the sequence in which and the techniques and resources by which the Contractor intends to perform the Works so that the Contractor will achieve each Milestone by the applicable Milestone Date, Mechanical Completion by the Scheduled Mechanical Completion Date, Start-

Contract                                                             Page 35(37)

               up by the Scheduled Start-up Date, commencement of production of saleable pulp (as defined in Section 8.4) by the Scheduled Production Date, and Acceptance by the Scheduled Acceptance Date.

               In particular, the Detailed Program shall include information regarding the planned physical progress of major construction and erection activities at the Site, including without limitation manpower (by trade) on Site, concrete poured, equipment installed, and piping, electrical and instrumentation installed. Such information shall include graphs of the planned achievement over time of the aggregate unit quantities for such items (so-called "S-curves") in order to facilitate measurement and reporting of actual progress against planned progress for purposes of, among other things, the monthly progress reports to be provided pursuant to Section 8.10. The S-curves shall be prepared in accordance with good industrial practice as approved by the Owner and the Independent Engineer.

               The Contractor shall give due consideration to any comments made by the Owner and the Independent Engineer regarding the Detailed Program in finalizing the Detailed Program and any portion of the Detailed Program that affects the implementation of the Owner's Scope or its use of facilities shall be mutually agreed by the Owner and the Contractor. The fact that the Owner has reviewed and/or made comments regarding the Detailed Program shall not relieve the Contractor of any of its obligations under the Contract.

               The Parties recognize that it is essential to complete all of the items specified in Sections 8.1 through 8.6 by the respective dates specified therein and the Contractor undertakes to carry out its work diligently and in a timely manner, so that the scheduled dates can be achieved. The Contractor shall not be entitled to any adjustments in the Time Schedule except as and to the extent provided in Section 8.9. Should delays occur, the Contractor shall use all diligent means and efforts, including but not limited to overtime work and extra resources, at no extra cost to the Owner except as provided in Section 9.8

Contract                                                             Page 36(38)

               and Article 12 of the Contract, in order to comply with the Time Schedule established under this Article 8.

               The Contractor shall revise and update the Detailed Program as necessary in order to achieve each Milestone by the applicable Milestone Date, Mechanical Completion by the Scheduled Mechanical Completion Date, Start-up by the Scheduled Start-up Date, commencement of production of saleable pulp (as defined in Section 8.4) by the Scheduled Production Date and Acceptance by the Scheduled Acceptance Date; provided that any changes to any portion of the Detailed Program that affect the implementation of the Owner's Scope or its use of facilities shall be mutually agreed by the Owner and the Contractor. The Contractor shall use its best efforts to meet the Milestone Dates in the execution of the Contract, but failure to achieve any Milestone by the Milestone Date or to complete any of the items specified in
               Section 8.1 through 8.6 by the respective dates specified therein shall not entitle the Owner to any rights or remedies in connection with such delay other than as expressly set forth in Sections 8.11, 23.1 and 24.1 and Article 21; provided that payments in respect of Payment Milestones shall only become due upon the completion of such Payment Milestones.

SECTION 8.8. The Contractor shall carry out all other aspects of the Works in accordance with the Detailed Program described in Section 8.7, as such program may change from time to time in accordance with
               Section 8.9 or Article 12 of this Contract.

               DELAY AND EXTENSION OF TIME

SECTION 8.9. If the achievement of the Time Schedule or any Milestone will be, or has been, delayed beyond the Milestone Date applicable thereto; Mechanical Completion of the Works will be, or has been, delayed beyond the Scheduled Mechanical Completion Date; Start-up will be, or has been, delayed beyond the Scheduled Start-up Date; commencement of production of saleable pulp will be, or has been, delayed beyond the Scheduled Production Date, or

Contract                                                             Page 37(39)

               Acceptance will be, or has been, delayed beyond the Scheduled Acceptance Date by reason of:

               (i)    Change in Law;

               (ii) suspension of the Works under Article 23 (other than by reason of the Contractor's default or breach of the Contract);

               (iii) breach of the Contract by the Owner, including the failure by the Owner to perform the Owner's Scope in accordance with Article 4 or Section 17.11 as adjusted for delays (other than by reason of the Contractor's default or breach of the Contract);

               (iv)   a Force Majeure to the extent the provisions of
                      Section 26.4 permit a delay;

               (v) it is ultimately determined that a modification to any Milestone Date, the Scheduled Mechanical Completion Date, the Scheduled Start-up Date, the Scheduled Production Date or the Scheduled Acceptance Date is warranted as a consequence of a Change Order issued by the Owner pursuant to Section 12.10;

               (vi) any additional tests performed at the request of the Owner in cases where Section 6.2 provides for an adjustment in the Time Schedule;

               (vii) any removal or tearing out in cases where the third paragraph of Section 6.3 provides for an adjustment in the Time Schedule; or

               (viii) undue interference with the activities of the Contractor by the Owner in carrying out the Owner's Scope as provided in Section 3.6,

               then the Owner shall (in the case of clause (v), upon settlement of the effects of the Change) grant an extension of the relevant Milestone Date, the Scheduled Mechanical Completion Date, the Scheduled Start-up Date, the Scheduled Production Date and/or the Scheduled Acceptance Date

Contract                                                             Page 38(40)

               commensurate to the effect of such delay, subject to satisfaction by the Contractor of the following conditions:

                      (a) the Contractor shall have used and continue to use its best efforts to prevent, avoid, overcome and minimize any such delay and to proceed with the Works;

                      (b) the Contractor shall as soon as practicable and in any event within twelve (12) Days after such occurrence deliver a notice to the Owner which identifies the basis on which an extension of time is claimed and within twenty five (25) Days after the relevant circumstances have occurred, deliver to the Owner full and detailed particulars of any claim for an extension of time to which it reasonably considers itself entitled; to the extent that such full and detailed particulars are not available at that time for reasons not attributable to the Contractor, it shall deliver such full and detailed particulars as soon as practicable;

                      (c) the Contractor shall be entitled to an extension of time only to the extent that any delay is not attributable to or contributed to by any default, omission, neglect or failure on its part, or on the part of any Contractor's Supplier or to any matters or events which are within the control of the Contractor or Contractor's Supplier;

                      (d) any addition to the Contract Price granted by the Owner under Section 9.8 shall not of itself entitle the Contractor to any extension of the Time Schedule;

               If the Owner has agreed under Section 12.7 to the Contractor's proposals for an extension of the Time Schedule in relation to any Change, the Milestone Date, the Scheduled Mechanical Completion Date, the Scheduled Start-up

Contract                                                             Page 39(41)

               Date, the Scheduled Production Date or the Scheduled Acceptance Date shall be extended by the time agreed in the Change Order and not otherwise.

               REPORTS

SECTION 8.10. Monthly progress reports shall be prepared by the Contractor and submitted to the Owner in six copies. The first report shall cover the period up to the end of the first calendar month following the Commencement Date and shall reflect the Contractor's performance of the Pre-Activities. Reports shall be submitted monthly thereafter, each within fifteen (15) Business Days after the end of the calendar month to which it relates.

               Reporting shall continue until the Contractor has achieved Acceptance.

               The monthly progress report shall be in the form described in Appendix 3, Ex. 23 and shall include all relevant information needed to describe the physical and other progress of the Works, any problems associated therewith and the main activities for the following reporting period, including demand for manpower; in addition, the monthly progress report shall note any events which may cause delays, claims for increases in the Contract Price or Changes and describe corrective actions being taken if deviations from the Detailed Program are apparent.

               The Contractor shall also provide to the Owner and the Independent Engineer promptly after receipt copies of all agreements it may have or enter into with any Contractor's Supplier regarding schedule and progress (including any changes to same) and, upon request, progress reports it receives from specific Contractor's Suppliers.

               Deviations from the Time Schedule by the Contractor or any Contractor's Supplier shall be reported by the Contractor without delay.

SECTION 8.11. In the event that the monthly progress reports or other reports by the Contractor, the Owner or the Independent Engineer of deviations from the

Contract                                                             Page 40(42)

               Time Schedule and the Milestone Dates indicate that any activity on the "critical path" or the physical progress of major activities or groups of activities in the current Detailed Program prepared in accordance with Section 8.7 is delayed by more than thirty (30) Days, the Contractor shall within fifteen
               (15) Days after notice from the Owner prepare, in consultation with the Owner and subject to confirmation by the Independent Engineer that such plan is reasonable and achievable, a "workaround plan" which will detail additional manpower or other resources, resequencing of the workplan and other steps to be taken by the Contractor to achieve the Time Schedule and the Milestones by the Milestone Dates. The Contractor shall proceed in accordance with such plan, and shall not be entitled to any additional payment for taking such steps. In the event the Contractor fails to prepare and deliver such workaround plan within such fifteen (15) Day period, the Owner shall be entitled to have such plan prepared by the Independent Engineer or an engineering consulting firm at the expense of the Contractor, and the Contractor shall comply with such plan. In the event that the Contractor does not bring the Works substantially into accord with the workaround plan within sixty (60) Days after its delivery (by the Contractor or, if applicable, by the Independent Engineer or engineering consulting firm), the Owner shall have the right, in addition to other rights and remedies under this Contract (including, if applicable, Section 24.1.2.), to engage third party companies or otherwise arrange for additional resources to carry out such part or portion of the Works that are behind schedule or affected by delay (including by adding to the scope of the relevant Contractor's Supplier with respect to items of equipment or components), with the cost of any such additional resources to be for the account of the Contractor.

ART. 9         CONTRACT PRICE, PAYMENT TERMS AND ADJUSTMENTS TO CONTRACT PRICE

SECTION 9.1. For the fulfillment of all obligations and undertakings under the terms and conditions of this Contract, the Owner shall pay to the Contractor a contract price of:

Contract                                                             Page 41(43)

                      Seven Hundred Sixteen Million Euros
                      (EURO 716,000,000)

               The Contract Price is inclusive of all taxes and duties except for German value added tax (MEHRWERTSTEUER, MWST.), which shall be shown separately on each invoice and added to the Contract Price.

               The Contract Price is fixed provided that the Commencement Date is not later than September 9, 2002. In the event the Commencement Date occurs later than September 9, 2002, the Parties shall agree on any adjustment to the Contract Price that is appropriate under the circumstances.

               For Contract Price breakdown see Appendix 2, Ex. 2.

               The Contract Price is the total price to be paid by or on behalf of the Owner to the Contractor in full consideration for the performance by the Contractor of its obligations under the Contract (including the Pre-Activities) and, except as contemplated in the Contract, encompasses all of the risks relating to the Works whether foreseen or unforeseen. The Contract Price shall be escalated, increased or decreased only as provided in Section 9.8 and any Change Order approved pursuant to
               Article 12. The Contract Price shall be paid to the Contractor against invoices received in respect of Payment Milestones achieved in accordance with Appendix 2, Ex. 9.

SECTION 9.2. The Contractor may submit to the Owner on a Monthly basis (with a copy to the Independent Engineer), but not more than once per Month, its draft invoice for payment in respect of the Payment Milestones that have been completed during such Month, together with a certificate signed by a duly authorized officer of the Contractor confirming that all Payment Milestones in respect of which the Contractor is claiming payment have been completed and attaching supporting documentation. The form of such invoice shall be agreed by the Parties prior to the Commencement Date. The Owner shall complete its review (including such input as it may receive from the Independent Engineer) within seven (7) Business Days of receipt of the draft

Contract                                                             Page 42(44)

               invoice. The Owner (or the Owner's Representative) shall, if it agrees, approve the draft invoice or, if it disagrees, approve only that part of the draft invoice with which it agrees and the Contractor shall, upon receipt of the Owner's approval of undisputed amounts, issue an invoice for payment of such undisputed amounts by the Owner. No approval by the Owner or payment of any invoice shall relieve the Contractor of any of its obligations hereunder with respect to the Works or prejudice any of the Owner's rights under the Contract, including the Owner's rights under Article 20 hereof.

               In addition to the foregoing, the Contractor shall provide to the Owner at such times and in such form as the Owner requires, such information and support as is required to perform and prepare the proper accounting and make any subsidy calculations and submissions to the Relevant Authorities.

SECTION 9.3. Each approved invoice for undisputed amounts shall be due and payable within thirty (30) Days after receipt by the Owner thereof; provided that, if required by Law, the Owner shall withhold the required amount of each instalment, to be applied in accordance with the relevant Law, unless prior to such payment the Contractor delivers to the Owner satisfactory evidence from the Relevant Authority confirming that the Contractor or such payment is exempt from such withholding requirement. The Contractor shall not be entitled to any additional compensation for any amounts so withheld. Should the Owner fail to make the required payment of undisputed amounts within thirty (30) Days after submission of an approved invoice, the Contractor shall be entitled to charge interest at a rate equal to Euribor (1 month) at the respective due date plus three (3) percentage points, accruing from the due date until payment is received.

SECTION 9.4. In the event of a dispute about any amount invoiced by the Contractor, including whether the Contractor has achieved the necessary progress, the undisputed amount of the payment shall be made in accordance with Section 9.3. Should the Contractor claim a right to refuse performance or a

Contract                                                             Page 43(45)

               right of retention in respect of amounts in dispute, it shall be obligated to state the amount as to which it asserts such right and the Owner shall be entitled to prevent such right from being enforced by providing to the Contractor security within thirty
               (30) Days after notice from the Contractor of its claim of such right, security for the payment of the amounts in dispute in the form of a deposit or a standby (not first demand) bank guarantee issued by a first class bank acceptable to the Contractor (which may be Bayerische Hypo-und Vereinsbank AG) and generally consistent with the tenor of the bank guarantees to be provided under Section 10.1, provided that the Owner shall not be entitled to use such payment security for more than EURO 10,000,000 in the aggregate at any one time.

SECTION 9.5. All bank fees assessed by the payor's bank in connection with the payment shall be borne by Owner and all bank fees assessed by recipient's bank shall be borne by the Contractor.

SECTION 9.6. The Contractor shall pay to the Owner all amounts payable by it under this Contract at the times specified herein or, if not so specified, within thirty (30) Days after such amounts become due. If the Contractor fails to pay the Owner any amount due under the Contract within the specified period, then the Owner may set off the amounts in question against any amounts payable to the Contractor under this Contract and/or call on any payment or performance security to satisfy, in whole or in part, the Contractor's payment obligations.

SECTION 9.7. All Change Orders issued according to Article 12 shall be invoiced separately and in accordance with the terms of payment contained in such Change Order.

SECTION 9.8. If as a result of the effect of any of the following the costs to the Contractor of performing its obligations under the Contract shall be increased or decreased:

               (i)    Change in Law;

Contract                                                             Page 44(46)

               (ii) suspension of the Works under Article 23 (other than by reason of the Contractor's default or breach of the Contract);

               (iii) breach of Contract by the Owner, including the failure by the Owner to perform the Owner's Scope in accordance with
                      Article 4 or Section 17.11, as adjusted for delays (other than by reason of the Contractor's default or breach of the Contract);

               (iv)   a Force Majeure to the extent the provisions of
                      Section 26.4 provide for an increase in the Contract
                      Price;

               (v) it is ultimately determined that an increase in the Contract Price is warranted as a consequence of a Change Order issued by the Owner pursuant to Section 12.10;

               (vi) any additional tests performed at the request of the Owner in cases where Section 6.2 provides for an increase in the Contract Price;

               (vii) any removal or tearing out in cases where the third paragraph of Section 6.3 provides for an in the Contract Price; or

               (viii) undue interference with the activities of the Contractor by the Owner in carrying out the Owner's Scope as provided in Section 3.6,

               then the Contract Price shall (in the case of clause (v), upon settlement of the effects of the Change) be increased (or decreased as the case may be) by the amount of such increase (or decrease) subject to satisfaction by the Contractor of the following conditions:

               (a) The Contractor shall have used and continue to use best efforts to prevent, avoid and minimize any such increase in costs;

               (b) The Contractor shall as soon as practicable and in any event within twelve (12) Days after such occurrence deliver a notice to the Owner which identifies the basis on which the increase in Contract Price is

Contract                                                             Page 45(47)

                      claimed and within twenty five (25) Days after the relevant circumstances have occurred, deliver to the Owner full and detailed particulars of any claim for an increase in the Contract Price to which it reasonably considers itself entitled, to the extent that such full and detailed particulars are available at the time or, to the extent that such full and detailed particulars are not available, to deliver such full and detailed particulars as soon as practicable.

               (c) The Contractor shall be entitled to any increase in the Contract Price only to the extent that the circumstances giving rise to the increase in costs to the Contractor are not attributable to some default, omission, neglect or failure on its part, or on the part of any Contractor's Supplier or to any matters or events which are within the control of the Contractor or such Contractor's Supplier;

               The granting by the Owner of any extension to the Time Schedule shall not of itself entitle the Contractor to any increase in the Contract Price.

SECTION 9.9. In any case where the Contractor considers it is entitled to an increase in the Contract Price under this Article 9 it shall keep full and detailed contemporary records of the Costs it incurs in relation to the matter in question. Such records shall be open to inspection by designated representatives of the Owner at all reasonable times.

ART. 10        ADVANCE PAYMENT, PERFORMANCE AND WARRANTY SECURITY

SECTION 10.1. On or prior to the Commencement Date, the Contractor shall provide the Owner with an irrevocable bank guarantee(s) as security for the advance payment by the Owner, for the performance by the Contractor of its obligations under the Contract and for any Defects arising during the Defects Liability Period. Such bank guarantee(s) shall be issued by a first class bank acceptable to the Owner and the Banks, shall be in the form set forth in Appendix 2, Ex. 4 and in the amounts therein specified, and shall be valid and enforceable on the Commencement Date.

Contract                                                             Page 46(48)

               Such security may be issued as separate bank guarantees or a composite bank guarantee provided that such security shall be in the respective amounts for the periods and in respect of the obligations set forth in Appendix 2, Ex. 4. In the event that the bank guarantee is called in respect of the Contractor's liability for Defects under Article 20, the Contractor shall within 3 days of the date of such call provide to the Owner a replacement bank guarantee or confirmation of an increase in the outstanding bank guarantee in an amount equal to the applicable percentage of the Contract Price as set forth in Appendix 2, Ex. 4.

               Not later than forty-five (45) days prior to September 1, 2006, the Contractor shall provide to the Owner (who shall promptly furnish a copy to the Agent):

               (i) an additional guarantee in substantially the same form as the guarantee set forth in Appendix 2, Exhibit 4, in an amount equal to the applicable percentage of the Contract Price as set forth in Appendix 2, Ex 4 (being an amount no less than five (5) per cent of the Contract Price) and having an expiry date of January 1, 2009; or

               (ii) evidence that the expiry date of the guarantee provided by the Contractor to the Owner under this Contract as security for the advance payment by the Owner, for the performance by the Contractor of its obligations under the Contract and for any Defects arising during the Defects Liability Period (the "Original Guarantee") has been extended from September 1, 2006 to January 1, 2009, unless the Original Guarantee has already expired in accordance with its terms because the Contractor has presented an original Expiry of Defects Liability Certificate as set forth in Annex C to Appendix 2, Ex. 4 or Annex D to Appendix 2, Ex. 4.

               If the Contractor fails to provide an additional guarantee in accordance with either paragraph (i) or (ii) above, it shall be in breach of this Contract and the

Contract                                                             Page 47(49)

               Owner shall be entitled to call upon the Original Guarantee in its full amount, to be held as security for the performance by the Contractor of its obligations under the Contract and for any Defects arising during the Defects Liability Period.

               To the extent that there are no claims submitted under the bank guarantee, the amount shall be reduced and the bank guarantee shall be released as set forth in Appendix 2, Ex. 4.

               Thereafter the Contractor shall provide to the Owner, if applicable, a bank guarantee as set forth in Appendix 2, Ex. 5, to cover any outstanding warranty obligations.

SECTION 10.2.  CHANGE IN CONTRACT PRICE

               If the Contract Price is adjusted under Section 9.8:

               (i) in the case of an increase, the Contractor shall, within 3 days and as a condition precedent to any further payment by the Owner, provide the Owner with a replacement bank guarantee or confirmation of an increase in the outstanding bank guarantee to equal the applicable percentage of the new Contract Price as set forth in Appendix 2, Ex. 4; and

               (ii) in the case of a decrease, the Contractor may within 3 days provide the Owner with a replacement bank guarantee to equal the applicable percentage of the new Contract Price as set forth in Appendix 2, Ex. 4.

SECTION 10.3.  CONSENT TO ASSIGNMENT

               At the same time as it provides any bank guarantee under this
               Article 10, the Contractor shall also provide an acknowledgement by the issuer of the bank guarantee, in a form approved by the Owner, that the issuer consents to the assignment by the Owner of its rights under the guarantee to the Banks.

Contract                                                             Page 48(50)

ART. 11        CHANGES IN LAW

SECTION 11.1. The Contractor shall comply with all Laws and Permits as in effect from time to time in relation to the Works (including during the Defects Liability Period). Except in relation to any income taxes payable by the Contractor, if, after the Contract Day, any Law or Permit not reasonably foreseeable on the Contract Day, is enacted, promulgated, abrogated or changed (which shall be deemed to include any change in interpretation or application by the competent authorities but exclude any Law in existence on the Contract Day that is to become effective at a later date) that affects the Works and as a result the costs and expenses of the Contractor (other than increases in direct or indirect labor costs of the Contractor or any Contractor's Supplier as a result of changes in Law or salary or benefit increases instituted by Contractor) are increased or decreased by an amount in excess of
               (euro) 500,000, individually or in the aggregate and/or the Time
               Schedule is affected ("Change in Law"), the Contractor shall promptly notify the Owner and supply to the Owner fully details of such Change in Law, the manner in which the Contractor proposes to comply with the Change in Law, a proposed expenditure budget, a revised Time Schedule (if appropriate) and all information as the Owner shall reasonably require to assess the effect on the Contractor's obligations. The Contractor shall be entitled to an adjustment to the Contract Price (which may be increased or decreased) and/or the Time Schedule, by the issuance of a Change Order as set forth in Article 12, to the extent that the Contractor has been affected in the performance of any of its obligations under the Contract by such Change in Law.

               The same shall apply for any changes in the Works reasonably required due to changes in permitting requirements by the Relevant Authorities (not reasonably foreseeable on the Contract
               Day) between the Contract Day and the Acceptance Date. This Section shall not, however, apply to any change made or required based on the permit values contained in the Permits or

Contract                                                             Page 49(51)

               applications for Permits (or amendments to such Permits) listed in items 1-6 in Appendix 3, Ex. 4.4.

SECTION 11.2. The Contractor shall use its best efforts to avoid or minimize any delays, cost increases or decreases in performance resulting from the foregoing.

ART. 12        CHANGES

SECTION 12.1. The Contractor shall not be entitled to make any Changes without the written approval and consent of the Owner in accordance with this Article 12.

SECTION 12.2. The Owner may require the Contractor from time to time during the performance of the Contract to make any Change provided that such Change does not constitute unrelated work and that it is technically practicable.

SECTION 12.3. The Contractor may from time to time during its performance of the Contract propose to the Owner in writing any Change which the Contractor considers necessary or desirable to improve the quality, efficiency or safety of the Works. Should any improvements or innovations which can be incorporated in the design of the Works or used in connection with its operation become available, the Contractor shall offer the Owner such technological advances in the form of a proposal for a Change Order. The Owner shall in its discretion approve or reject any Change proposed by the Contractor in writing.

SECTION 12.4. If the Contractor proposes a Change the Contractor shall submit to the Owner a written "Application for Change Proposal," giving reasons for the proposed Change and including the information specified in Section 12.5.

               The Contractor shall not be entitled to recover any costs for preparing the Application for Change Proposal.

Contract                                                             Page 50(52)

SECTION 12.5. If the Owner proposes a Change, it shall send to the Contractor a request ("Request for Change Proposal") requiring the Contractor to prepare and furnish to the Owner as soon as reasonably practicable a proposal ("Change Proposal") which shall include the following:

               (a) description of Change and details of how the Contractor intends to give effect to the Change;

               (b) effect on the Time Schedule, including the effect on any applicable Milestone;

               (c)    estimated costs of the Change;

               (d)    effect on Performance Requirements, if any;

               (e)    effect on any other provisions of the Contract; and

               (f) such other information as will reasonably enable the Owner to properly evaluate the proposed Change.

SECTION 12.6. In the event that it can be foreseen that the cost of preparing and submitting the Change Proposal will be in excess of (euro) 5,000, the Contractor shall, prior to preparing and submitting the Change Proposal, submit to the Owner an estimate of the cost of preparing and submitting the Change Proposal ("Estimate for Change Proposal").

               The Contractor shall use its best efforts to obtain any Change Proposal by a Contractor's Supplier at no cost for the Owner.

               Upon receipt of the Contractor's Estimate for Change Proposal, the Owner shall either:

               (a) accept the Contractor's estimate with instructions to the Contractor to proceed with the preparation of the Change Proposal, or

Contract                                                             Page 51(53)

               (b) advise the Contractor of any part of its Estimate for Change Proposal that is unacceptable with a request for the Contractor to review its estimate, or

               (c) advise the Contractor that the Owner does not intend to proceed with the Change.

SECTION 12.7. Upon receipt of the Change Proposal, the Owner and the Contractor shall mutually agree upon all matters therein contained. Within fourteen (14) Days of such agreement the Owner shall, if it intends to proceed with the Change, issue the Contractor a Change Order, to be executed by the Parties, incorporating the changes in question and providing for any change in the Time Schedule (including any applicable Milestone) or other dates for completion or delivery, any increase or reduction of the Contract Price, change in payment terms and any change in the scope of the Works, the Contractor's standards of performance, the Specifications, Warranties or the Performance Requirements and, if necessary to conform provisions of the Contract, enter into an amendment to this Contract, in each case resulting from the change in the Works. Any adjustment of the Contract Price shall be determined on an "open book" basis as described in
               Section 12.11 and shall take into account, among other things, requirements of the various financial institutions providing funding for the accomplishment of the Works, the elimination or avoidance of Works to be performed resulting from the changes in the scope of the Works and assistance to be given by the Owner. The price of the Change shall be added to the Contract Price and shall be invoiced in accordance with Article 9 of the Contract based on an agreed payment schedule.

               If the Owner decides not to proceed with a Change for whatever reason, it shall, within said period of fourteen (14) Days notify the Contractor accordingly. Under such circumstances, the Contractor shall be entitled to reimbursement of all costs reasonably incurred by it in preparation of any

Contract                                                             Page 52(54)

               Change Proposal for which it has submitted an Estimate for Change Proposal to the Owner in accordance with Section 12.6, not to exceed the amount given by it in such Estimate for Change Proposal.

SECTION 12.8. The Owner shall have the right at its own choice to enter into contracts directly with the Contractor's Suppliers or suppliers for additional items or modifications it wishes to procure, and shall bear the entire risk related thereto.

SECTION 12.9. Except as provided in 12.10, the Contractor shall not proceed with any Changes unless the respective Change Order has been issued.

SECTION 12.10. If the Owner and the Contractor fail to agree on the effect of a
               Change and as a result a Change Order is not issued, the Owner may direct the Contractor to perform the work involved in that Change by delivering to the Contractor a Change Order signed by the Owner and making payment for any undisputed amount related to such Change when it becomes due, unless the amount in dispute in respect of such Change involves a net amount payable to the Contractor that, together with all other amounts then in dispute under Change Orders issued under this Section 12.10, exceeds
               (euro)50,000 for an individual Change or (euro)500,000 in the aggregate. In the event amounts in dispute are greater than the respective threshold amounts in the previous sentence, the Owner may direct the Contractor to perform such work upon providing a standby (not first demand) bank guarantee or other payment assurance reasonably satisfactory to the Contractor. In such event, the Contractor shall be obligated to carry out the Change as instructed with the appropriate adjustment to the Contract Price and/or Time Schedule to be determined later on an "open book" basis as described in Section 12.11, provided that the Contractor shall declare the basis for any claimed additional remuneration and/or adjustment to the Time Schedule in writing within fourteen (14) Days after receipt of such instruction. The Contractor's performance of work pursuant to a Change Order issued under this Section 12.10 shall not

Contract                                                             Page 53(55)

               prejudice the right of either Party in the settlement of the effects of that Change.

SECTION 12.11. The costs for any Change shall be determined using an "open book"
               methodology similar in all pertinent respects to that used in determining the Contract Price and based on the same units prices and the same margin used for the Contact Price or set forth in the EPC Price Calculation.

               With respect to any cost forming the basis for an adjustment in the Contract Price, the Contractor agrees to keep records and books of account, showing the cost of all items of labor, Materials, equipment, supplies, services and all other expenditures of whatever nature, and all cash and trade discounts, rebates, allowances, credits, salvage and commissions in respect thereof, which are reimbursable to the Contractor or which are the subject of an adjustment in the Contract Price. The system of accounting to be employed by the Contractor shall be in accordance with generally accepted accounting principles in Germany consistently applied. The Contractor's records and books of account referred to above and all supporting documents, including all supporting documents required for this purpose to be obtained by the Contractor from any Contractor's Supplier, shall be maintained in such a manner as to provide an audit trail and as to facilitate any examination and audit thereof by the Owner.

SECTION 12.12. For all items referred to in Section 12.11, the Owner or its authorized representatives or agents shall have the right to examine and audit, during business hours, all books, statements, accounts, correspondence, instructions, specifications, plans, drawings, receipts, memoranda, accounting documents and other records of the Contractor, including all supporting documents required for this purpose to be obtained by the Contractor from any Contractor's Supplier, insofar as they are pertinent.

               The Contractor shall cause all of its documentation specified above, including all supporting documents required for this purpose to be obtained by the

Contract                                                             Page 54(56)

               Contractor from Subcontractors and the Contractor's Suppliers, to be preserved and made available for examination and audit, without any additional compensation therefor, for a period of twelve (12) Months after the earlier of the date of Acceptance and the date of any earlier termination of this Contract. The foregoing right of examination and audit shall extend, but shall not be limited to, calculations of unit rates, percentages per diem charges or other similar fixed amounts or man-hours worked or estimated to be worked which are to provide that basis of reimbursements or indemnifications to the Contractor and adjustments of the Contract Price. The foregoing right of examination and audit shall survive any early termination of this Contract.

SECTION 12.13. Notwithstanding the execution by the Owner of any approval, certificate of performance or payment to the Contractor or any Contractor's Supplier, the Owner shall be entitled to a refund from the Contractor in the event that any examination and audit of the documentation referred to in Section 12.11 above establish that the Contractor or any Contractor's Supplier did not incur any amount claimed. Such right of examination and refund shall continue for a period of three years after the earlier of the date of Acceptance and the date of any earlier termination of this Contract.

SECTION 12.14. Notwithstanding anything contained in this Article 12, no Change necessary due to any default of the Contractor in the performance of its obligations under the Contract shall result in any adjustment of the Contract Price and/or the Time Schedule.

ART. 13        OWNERSHIP AND RISK OF LOSS

               TRANSFER OF TITLE

SECTION 13.1. The Parties hereby agree that title to all Works, equipment and Materials (the "ITEMS") to be provided by the Contractor under the Contract and all warrants (TRADITIONSPAPIERE, including KONNOSSEMENTS, LADESCHEINE and LAGERSCHEINE (irrespective of the law governing such warrants)) issued in relation to such Items (the "WARRANTS") shall be transferred to the Owner at the earlier of

Contract                                                             Page 55(57)

               delivery to the Site or payment in respect thereof. For that purpose, the Contractor shall every 6 months (and otherwise from time to time as the Owner may reasonably instruct the Contractor), notify the Owner of all Items during the preceding 6 month period (or otherwise since the last such notification received by the Owner) in relation to which the Contractor has received payment prior to delivery of such Items to the Site, and the Contractor shall provide the Owner with a signed protocol (each such protocol, a "Transfer Protocol") specifying such Items and the Warrants relating thereto. Each Transfer Protocol shall provide that (i) the Contractor reconfirms the passing to the Owner of title in the Items and the Warrants relating thereto specified in the Transfer Protocol and (ii) the Contractor waives its right to receive a countersigned copy of the Transfer Protocol. The Parties hereby agree that, upon counter signature by the Owner of each Transfer Protocol, title to all Items and the Warrants relating thereto listed in such Transfer Protocol shall be deemed to have passed to the Owner irrespective of whether the Contractor has actually received payment for such Items.

               The Parties hereby further agree that in the event of title passing to the Owner upon payment prior to delivery of the relevant Items to the Site as provided herein, for the purpose of title passing to the Owner, the transfer of possession in the relevant Items and the Warrants relating thereto is hereby replaced (BESITZKONSTITUT) as follows. The Contractor shall:

               (i) hold possession of any Items and the Warrants relating thereto specified in any Transfer Protocol and of which the Contractor has possession on behalf of the Owner free of charge (UNENTGELTLICHE VERWAHRUNG) and, in relation to such Items and the Warrants relating thereto of which the Contractor does not have possession, the Contractor assigns to the Owner any claim of the Contractor for transfer of possession (HERAUSGABEANSPRUCHE); and

Contract                                                             Page 56(58)

               (ii)   ensure that such Items will be and will remain:

                      (a) upon completion of manufacture of any item of such Works, equipment or materials, separated from any other Works, equipment and materials; and

                      (b) clearly marked and/or reserved as the property of the Owner; and

               (iii) upon delivery to the Site of any Items in relation to which title has not already passed to the Owner, ensure that such Items are treated in the same manner as set out in paragraph (ii).

               RISK OF LOSS

SECTION 13.2. Notwithstanding the transfer of title pursuant to Section 13.1 and except as otherwise provided in Section 18.11, all risk of damage to or loss of any item of the Works (other than Excepted Risks) shall be borne by and remain with the Contractor until Acceptance; provided, however, that the Contractor shall not be obligated to repair or restore any portion of the Works that is damaged by a risk covered by the insurance to be obtained and maintained by the Owner pursuant to Article 14 where the Banks do not make the proceeds of such insurance available to the Contractor for the purpose of such repair or restoration.

               The Owner shall, upon the written request of the Agent, release the Contractor from its obligation to repair or restore any portion of the Works that is damaged by a risk covered by the insurance to be obtained and maintained by the Owner pursuant to
               Article 14. It is hereby understood that any such release of the Contractor from its obligation to repair or restore any portion of the Works (the "RELEASED WORKS") shall shift the risk of loss in respect of the Released Works to the Owner. The Contractor hereby covenants that, in the case of a release pursuant to this paragraph, it will not claim any material

Contract                                                             Page 57(59)

               interests (VERSICHERTE INTERESSEN) from which it would benefit without such release.

               If the Contractor is released from its obligation to repair or restore any portion of the Works pursuant to the preceding paragraph, the Contractor shall release each Selected Supplier from any obligation it may have to repair or restore such portion of the Works to the extent that that Selected Supplier has an obligation to do so pursuant to a Selected Subcontract. The Contractor shall also procure that any such Selected Supplier (i) covenants not to claim, in the case of a release, any material interests (VERSICHERTE INTERESSEN) from which it would benefit without such release and (ii) releases its suppliers from any obligation they may have to repair or restore that portion of the Works and procures that its suppliers covenant not to claim, in the case of a release, any material interests (VERSICHERTE INTERESSEN) from which they would benefit without such release.

               If the Contractor reasonably incurs costs related to mitigating the effects of the insured event between the date of the occurrence of the insured event and the date on which the Contractor is released from its obligation to repair or restore any of the Works in accordance with this section 13.2, the Owner shall, without prejudice to section 26.4, ensure that to the extent that insurance proceeds in respect of the Contractor's mitigation costs are paid by the insurance company under the insurance to be obtained by the Owner pursuant to Article 14, the Contractor is provided with any such insurance proceeds.

               The Contractor shall also be responsible for all damages resulting from the operation of the Works prior to Acceptance unless caused by the wilful misconduct of the Owner's personnel and during the Schedule B Tests unless caused by wilful misconduct or gross negligence of the Owner's personnel. The Contractor shall also be responsible for the consequences of any non-compliance by it or any Contractor's Supplier with Laws or Permits.

Contract                                                             Page 58(60)

               Excepted Risks shall mean each of the following insofar as they directly affect the Site:

               (a) war, hostilities (whether war be declared or not), invasion, act of foreign enemies, terrorist acts (until insurance for such acts is obtained by the Owner),

               (b) ionizing radiation, or contamination by radioactivity from any nuclear fuel, or from any nuclear waste from the combustion of nuclear fuel, radioactive toxic explosive or other hazardous properties of any explosive nuclear assembly or nuclear component thereof, but not including goods and material such as measuring, monitoring and testing devices, that use low levels of radiation, in each case from a source outside of the Site,

               (c) pressure waves caused by aircraft or other aerial devices travelling at sonic or supersonic speeds,

               (d) riot, commotion or disorder, unless restricted to employees or agents of the Contractor or the Contractor's Suppliers,

               (e) rebellion, revolution, insurrection, or military or usurped power, or civil war;

               except to the extent any of the above (i) existed prior to the Contract Day, (ii) are covered by insurance maintained pursuant to Article 14 or (iii) are the direct or indirect result of actions by the Contractor or any Contractor's Supplier, or the failure of the Contractor or any Contractor's Supplier to perform any of its obligations under this Contract or the applicable subcontract, and provided that the Contractor has taken all reasonable precautions, due care, and reasonable alternative measures in order to mitigate the consequences thereof.

Contract                                                             Page 59(61)

SECTION 13.3. All of the Contractor's Equipment shall be brought to and kept at the Site at the sole cost, risk and expense of the Contractor or Contractor's Supplier and the Owner shall not be liable for any loss or damage thereto in connection with the performance of the Works.

ART. 14        INSURANCE

               The Owner will maintain at its own cost insurance policies taken out as at the date hereof consistent with the indicative description set out in Appendix 2, Exhibit 6. The Contractor (and Contractor's Suppliers) will be added as a named insured party for its respective rights and interests in the policy.

               The Owner will be responsible for notifying insurers, filing and prosecuting all insurance claims pursuant to any insurance policy required under the Contract.

               The Contractor will be required to take out, at its own cost, and require all Contractor's Suppliers to take out and maintain, at their own cost, insurance in compliance with Law and:

               1) Workmen's Compensation/Employers' Liability insurance with a minimum sum insured for any one occurrence and in the annual aggregate to a level adequate to cover statutory liability under applicable Laws;

               2) Motor Vehicle Liability (including Third Party Property Damage) to at least the levels required to comply with Law;

               3) insurance against loss or damage to the Contractor's Equipment used in performance of the Contract while at, on, adjacent to or in transit to or from the Site;

               4) material damage insurance against fire, lightning, aircraft, explosion, earthquake, impact, storm, tempest, flood, on all administrative, manufacturing and storage facilities owned leased or hired by the

Contract                                                             Page 60(62)

                      Contractor and used by the Contractor for the performance of the Contract; and

               5) Professional Indemnity insurance to the extent available in accordance with the existing insurance policies of the Contractor or Contractor's Suppliers.

               The Contractor will be required to:

               (a) bear the deductibles (up to (euro)75,000 per loss and (euro)750,000 in the aggregate per year) where any claim under the Owner's insurance arises by reason of the Contractor's performance of its obligations under the Contract;

               (b) the Contractor shall be responsible for, and shall compensate the Owner in respect of, any increase in the premium for the Owner's Insurance to the extent that any such increase is attributable to claims made on such insurance by reason of fault of the Contractor;

               (c) not act or omit to act in a manner which might prejudice such insurance and promptly comply with the recommendations of the insurers of the Owner so that said insurance carriers will continue to provide the cover maintained by the Owner;

               (d) assist, and cause the Contractor's Suppliers to assist, in the disclosure of information to insurers and will, and will cause the Contractor's Suppliers to disclose all information material to the risks covered by the insurance procured by the Owner under the Contract;

               (e) fully comply with, and require all Contractor's Suppliers to comply fully with, all procedures and services including completion of all necessary applications for insurance, prompt and full compliance with all audit requests and claim reporting procedures, and full participation in and compliance with safety and loss control programs implemented by, or

Contract                                                             Page 61(63)

                      at the request of, the Owner, all of the above to be in accordance with applicable professional standards;

               (f) any claims with respect to any event covered by the insurance listed in the Contract shall be made on the basis that such insurance is the primary insurance and not in contribution with any other insurance the Contractor or any Contractor's Suppliers may have and thereby will not jeopardize the availability of cover under any delay in start up, business interruption or similar type insurance that the Owner may have;

               (g) in respect of the insurance obtained pursuant to paragraphs (1), (2) and (3) above, obtain an "Indemnity to Principals" clause and a clause providing for a waiver of insurers' rights of redress against the Owner, the Lenders and such other parties as notified to the Contractor by the Owner;

               (h) assist and co-operate, and require all Contractor's Suppliers to assist and co-operate, in every manner possible in connection with the adjustment of all claims arising out of the operations conducted under, or in connection with, the Contract and shall co-operate with the insurers of the Owner in all litigated claims and demands which arise out of said operations and which the said insurers are called upon to adjust to resist.

               (i) obtain certificates of insurance from each Contractor's Supplier evidencing the required cover is in full force and effect and, if requested, provide the Owner with such certificates. The Contractor shall procure by stipulation in all Contractor's Suppliers' contracts that all insurance policies arranged by any Contractor's Suppliers are to comply with this Contract and shall include a provision for "Indemnity to Principals" and a waiver of their insurers rights of redress against the

Contract                                                             Page 62(64)

                      Owner, the Banks and such other parties as notified to the Contractor by the Owner;

               (j) the insurance set out under this Section does not alter the liabilities of the Parties (except insofar as it obligates the Owner to obtain and maintain insurance under the conditions set out herein) or otherwise affect the allocation of risk under this Contract and shall in no way affect, nor are they intended as a limitation of the Contractor's liability with respect to its performance of the Contract.

ART. 15        WORK ENVIRONMENT RESPONSIBILITY

SECTION 15.1. The responsibility for coordination according to the Work Environment Act (BAUSTELLENVERORDNUNG) shall be borne by the Contractor. However, this does not derogate from either Party's normal employer responsibility, for their own personnel, their own or their employee's tools, technical devices and vehicles. In accordance with this, the Parties shall be responsible for ensuring that their employees and their subcontractors' employees have been given the necessary training, received appropriate information about regulations concerning order, safety and security at the workplace in accordance with Appendix 3, Ex. 16 and other regulations and instructions (including all TUV (Technical Control Board) provisions, all trade law provisions, the accident prevention provisions of the social insurance associations and all statutes, in particular statutes for protection against building noise and other federal and state law emission control regulations, ordinances and local by-laws which affect the Works) issued by the authorities or the Owner for the work concerned.

SECTION 15.2. Each Party shall participate in the safety organization and joint safety inspection rounds, and to comply with all applicable Laws concerning order and safety which are applicable at each workplace and at the Site. The Contractor shall ensure that all Contractor's Suppliers are bound by the same obligation.

Contract                                                             Page 63(65)

SECTION 15.3. The Contractor shall, and shall ensure that each Contractor's Supplier take all reasonable steps to protect the environment (both on and off the Site) and to limit damage and nuisance to people and property resulting from pollution, noise and other results of its operations during the performance of the Works.

               During the execution of the Works the Contractor shall ensure that emissions, surface discharges and effluent from the Works, including operation of the Plant prior to Acceptance and during the Schedule B Tests, shall not exceed the values prescribed by applicable Laws and Permits for the Plant.

SECTION 15.4. The Contractor shall indemnify and hold harmless the Owner and its employees and officers from and against any and all suits, actions or administrative proceedings, claims, demands, losses, damages, costs, and expenses of whatsoever nature, including attorney's fees and expenses, which the Owner may suffer as a result of any allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Relevant Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), remedial action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any hazardous material, or for fines, penalties or restrictions, resulting from or based upon (a) the alleged existence, or the continuation of the existence, of a release of hazardous material (including sudden or non-sudden, accidental or non-accidental releases), (b) the alleged exposure to any hazardous material, (c) the alleged presence, use, handling, transportation, storage, treatment or disposal of any hazardous material or (d) the violation or alleged violation of any environmental law or environmental Permit, in the case of each of
               (a) through (d) to the extent caused by the Contractor or any Contractor's Supplier. Such indemnity shall not cover the Owner's Scope or any use by the Owner of the Works or any part thereof other than for the purpose indicated by, or reasonably to be inferred from, the Contract.

Contract                                                             Page 64(66)

ART. 16        MECHANICAL COMPLETION

SECTION 16.1. The Contractor shall perform Mechanical Completion Tests and verify the satisfaction of the applicable Mechanical Completion checklist, each as specified in Appendix 3, Ex. 11.1, to ensure that each System, each Non-System Department and, after each System and Non-System Department has satisfied the applicable Mechanical Completion Test, the Works have been properly installed and are in accordance with the Contract. The Contractor shall provide all equipment, Materials, supplies, personnel and utilities for such tests except for items to be provided by the Owner in accordance with Appendix 3, Ex. 4.

SECTION 16.2. Not later than seventy-five (75) Days prior to anticipated Mechanical Completion of a System or Non-System Department, the Contractor shall deliver a plan of Mechanical Completion Tests (including details of how such tests shall be performed) for the systematic checking of all relevant parts of the Works as set forth in Appendix 3, Ex. 11.1, together with the Mechanical Completion checklist for such System or Non-System Department. The Owner shall review such plan and checklist and, within fifteen (15) Days after the date on which such documents were actually received by the Owner and the Independent Engineer, shall either notify the Contractor of its approval (such approval not to be unreasonably withheld) or of any remarks and observations. If such notification has not been given to the Contractor within said period, approval of the plan and checklist shall be deemed given upon expiry of said fifteen (15) Day period. If the Owner submits any remarks or observations (including remarks or observations provided to the Owner by the Independent Engineer), the Contractor shall meet with the Owner and endeavor to resolve all issues within the next fifteen (15) Days (all such issues shall in any event be resolved prior to the commencement of the Mechanical Completion Tests).

SECTION 16.3. The Contractor shall give at least five (5) Business Days' prior written notice to the Owner and the Independent Engineer of all Mechanical Completion

Contract                                                             Page 65(67)

               Tests specified in Appendix 3, Ex. 11.1 and the Owner and the Independent Engineer shall have the right to witness all such Mechanical Completion Tests. In the event that the Owner or the Independent Engineer, after having been notified properly, does not attend any such Mechanical Completion Test, the Contractor shall be entitled to proceed in accordance with the plans and checklists for such tests as established in accordance with
               Section 16.2.

SECTION 16.4. The Contractor shall certify in writing to the Owner and the Independent Engineer that the relevant System, Non-System Department or the Works, as the case may be, complies with the requirements for Mechanical Completion set forth in Appendix 3, Ex. 11.1 and shall submit to the Owner six copies of the Mechanical Completion Test results and the completed Mechanical Completion checklists, and make a copy of such test results and checklists available to the Independent Engineer at the Site, for verification that the test results and the completed checklists conform to the requirements set forth in the plans prepared in accordance with Appendix 3, Ex. 11.1. The Contractor shall give the Owner and the Independent Engineer at least two (2) Business Days' advance notice of the date on which it anticipates submitting the test results for review.

SECTION 16.5. If the results of the Mechanical Completion Tests and the completed Mechanical Completion checklists properly conform to the requirements of the Contract, the Owner shall issue three original signed copies of a Certificate of Mechanical Completion for the applicable System or Non-System Department within five
               (5) Business Days after receipt by the Owner and the Independent Engineer of such results and checklists, dated to reflect the actual date of Mechanical Completion of the System or Non-System Department, one of such copies to be provided to the Contractor. If the Owner believes that the test results or the completed Mechanical Completion checklists do not properly conform to the requirements set forth in the Contract or indicate that the System or Non-System Department has not been properly installed, the Owner shall notify the Contractor of such results within five
               (5) Business Days

Contract                                                             Page 66(68)

               after the Owner and the Independent Engineer have received such results or checklists and the Contractor shall promptly take such corrective action as is necessary to cure the defects or deficiencies. The Contractor shall thereafter re-perform the applicable Mechanical Completion Tests and re-submit test results or completed checklists to the Owner and the Independent Engineer as specified herein. If the Owner neither issues the Certificate of Mechanical Completion of such System or Non-System Department nor notifies the Contractor that the test results of the Mechanical Completion Tests and/or the completed Mechanical Completion checklists do not properly conform as aforesaid prior to the end of the fifth (5th) Business Day following receipt by the Owner and the Independent Engineer of the results of the Mechanical Completion Tests (or the re-performance thereof) and the completed Mechanical Completion checklists with respect to a System or Non-System Department, then a Certificate of Mechanical Completion of such System or Non-System Department will be deemed to have been issued as of such fifth Business Day.

SECTION 16.6. The Owner shall not withhold the issue of a Certificate of Mechanical Completion of a System or Non-System Department if all items required to achieve Mechanical Completion shall have been completed except for Punch List items which do not adversely affect the Commissioning of the System, Non-System Department or any other System or Non-System Department without damage to the Works or the environment. All such defects and deficiencies shall be listed in the Punch List and all such Punch List items shall be remedied by the Contractor as soon as possible but in any event within six (6) months after Acceptance.

SECTION 16.7. The Certificate of Mechanical Completion for the Works shall be issued after:

               (a)    Certificates of Mechanical Completion have been issued for
                      (i) all Systems and (ii) all Non-System Departments that are scheduled to be completed by the Scheduled Mechanical Completion Date;

Contract                                                             Page 67(69)

               (b) documentation has been delivered in accordance with and to the extent required by Appendix 3, Ex. 3.2;

               (c) the training program for the Owner's personnel has been completed to the degree provided in Appendix 3, Ex. 3.5 and Ex. 4.6; and

               (d) the Contractor certifies that all items on the Master Equipment List in Appendix 3, Ex. 5 are as required by the Specifications and have been installed (except as agreed).

               Within five (5) Business Days after the foregoing conditions are satisfied, the Owner shall issue three original signed copies of the Certificate confirming the date of Mechanical Completion of the Works, one such copy to be provided to the Contractor. The Certificate of Mechanical Completion of the Works shall be dated the same date as and issued (or deemed to be issued as the case may be) concurrently with the Certificate of Mechanical Completion for the last System or Non-System Department for which a Certificate of Mechanical Completion is required to be issued by the Scheduled Mechanical Completion Date.

SECTION 16.8. Within five (5) Business Days after the issuance of the Certificate of Mechanical Completion of the Works, the Contractor shall either confirm to the Owner that the Owner's Scope, including the furnishing of the inventory of spare parts to be provided by the Owner pursuant to Section 4.5, has been completed or else notify the Owner of those items within the Owner's Scope that remain to be completed and/or corrected. If the Contractor does not notify the Owner prior to the end of the fifth (5th) Business Day after the issuance of the Certificate of Mechanical Completion of the Works of any items that remain to be so completed and/or corrected, the Owner's Scope shall be deemed to be completed as of such date.

Contract                                                             Page 68(70)

ART. 17        TRAINING; COMMISSIONING, SYSTEM START-UP, START-UP AND SCHEDULE A
               TESTS

SECTION 17.1. Upon Mechanical Completion of a System, Commissioning of such System as set forth in Appendix 3, Ex. 11.2 shall be carried out by the Owner's operating personnel under the instruction, supervision and direction of the Contractor as described in Appendix 3, Ex. 3.5 and 4.6. The Contractor shall be responsible for having sufficient qualified personnel available at the Site during Commissioning and until Acceptance to adequately supervise the Owner's personnel and determine the cause of any Defects which may become apparent and promptly to remedy the same.

SECTION 17.2. The Contractor shall provide all items required for the performance of Commissioning and until Acceptance, except as otherwise provided in Appendix 3 Ex. 4.1 and 11. The Owner shall provide the operating personnel, the raw materials and other consumables for Commissioning, System Start-up and for Start-up specified in Appendix 3, Ex. 4.1. All pulp and other output produced by the Plant prior to Acceptance, including during test runs, shall be property of the Owner.

SECTION 17.3. After Commissioning of a System has been completed in accordance with the Contract and training of the Owner's personnel has progressed in accordance with the training program as set forth in Appendix 3, Ex. 3.5 and 4.6 and the System is ready for System Start-up, the Contractor shall give the Owner and the Independent Engineer at least twenty-four (24) hours' prior written notice of the scheduled date (and time) for commencement of System Start-up.

               The Contractor shall conduct System Start-up for each System as set forth in and in the sequence provided in Appendix 3, Ex. 11.3.

               Start-up shall be conducted in accordance with Appendix 3, Ex. 11.4 following the successful completion of System Start-up of all Systems.

Contract                                                             Page 69(71)

SECTION 17.4. System Start-up and Start-up shall be conducted under the instruction, supervision and direction of the Contractor by the Owner's operating personnel as set forth in Appendix 3, Ex. 3.5 and 4.6.

SECTION 17.5. After completion of System Start-up of the respective Systems, the Schedule A tests shall be performed pursuant to and in accordance with detailed procedures prepared by the Contractor and delivered to the Owner and Independent Engineer at least sixty (60) Days prior to the anticipated commencement of such tests. The Owner shall review such procedures and, within fifteen
               (15) Days after the date on which such documents were actually received by the Owner and the Independent Engineer, shall either notify the Contractor of its approval (such approval not to be unreasonably withheld) or of any remarks and observations. If such notification has not been given to the Contractor within said period, approval of the detailed procedure shall be deemed given upon expiry of said fifteen (15) Day period. If the Owner submits any remarks or observations (including remarks or observations provided to the Owner by the Independent Engineer), the Contractor shall meet with the Owner and endeavor to resolve all issues within the next fifteen (15) Days (all such issues shall in any event be resolved prior to commencement of the Schedule A Tests).

SECTION 17.6. The Contractor shall give the Owner and the Independent Engineer at least twenty-four (24) hours' prior written notice of the performance of any Schedule A Test, and the Owner and the Independent Engineer shall have the right to witness all such tests.

SECTION 17.7. The Contractor shall submit six copies of the results of the Schedule A tests to the Owner and make a copy of such results available to the Independent Engineer at the Site for verification that the tested System conforms to the requirements of Appendix 3, Ex. 12.2. The Contractor shall give the Owner and the Independent Engineer at least two (2) Business Days' advance notice of the date on which it anticipates submitting such test results for review.

Contract                                                             Page 70(72)

SECTION 17.8. If the results of the Schedule A Tests prove the compliance of the applicable System with the performance criteria specified in Appendix 3, Ex. 12.2, the Owner shall, within two (2) Business Days after receiving such results, confirm that such System has satisfied the performance criteria for the applicable Schedule A Test by issuing three original signed copies of the Certificate of Operational Acceptance of the System dated to reflect the actual date of Operational Acceptance, two of such copies to be provided to the Contractor. If the results of the Schedule A tests indicate that the applicable System does not satisfy the performance criteria specified in Appendix 3, Ex. 12.2, the Owner shall notify the Contractor within two (2) Business Days after receiving such results and the Contractor shall promptly take such corrective action as is necessary to rectify any defect or deficiency. After the Contractor has completed such corrective action and determines that the System is ready for re-testing, the Contractor shall give the Owner and the Independent Engineer at least 24 hours' notice of the date (and time) that the failed Schedule A test will be re-performed. Upon completion of the re-performed Schedule A tests, the Contractor shall re-submit six copies of such test results to the Owner and the Independent Engineer as specified herein and the Owner shall, within two (2) Days, either advise the Contractor in writing of any additional defects or deficiencies that are discovered (in which event the Contractor shall promptly take such action as is necessary to rectify such defect or deficiency and re-perform the relevant Schedule A Test in accordance with the procedures established pursuant to Section 17.5) or the Owner shall issue three original signed copies of the Certificate of Operational Acceptance of such System dated to reflect the actual date of Operational Acceptance, two of such copies to be provided to the Contractor. If the Owner neither issues the Certificate of Operational Acceptance of such System nor notifies the Contractor that the applicable System does not conform to the requirements specified in Appendix 3, Ex. 12.2 prior to the end of the second (2) Business Day following receipt by the Owner and the Independent Engineer of the results of

Contract                                                             Page 71(73)

               a Schedule A test or of the results of the re-performance of such Schedule A test with respect to a System, then a Certificate of Operational Acceptance for such System will be deemed to have been issued as of such second Business Day.

SECTION 17.9. The Owner shall not withhold the issuance of a Certificate of Operational Acceptance of a System if all items required to achieve Operational Acceptance shall have been completed except for Punch List items relating to the System, but all such Punch List items shall be remedied by the Contractor as soon as possible and in any event within six (6) months after Acceptance.

SECTION 17.10. Upon satisfaction of the following conditions the Owner shall issue three original signed copies of the Certificate confirming the date of Operational Acceptance of the Works (one such copy to be provided to the Contractor):

               (a) Certificates of Operational Acceptance have been issued for all Systems that are subject to Schedule A Tests and any Punch Lists issued;

               (b) documentation has been delivered in accordance with and to the extent provided in Appendix 3, Ex. 3.2; and

               (c) the training program for the Owner's personnel has been completed to the degree provided in Appendix 3, Ex. 3.5 and Ex. 4.6.

               The Certificate of Operational Acceptance of the Works shall be dated the same date as and, provided the conditions in clauses
               (b) and (c) have then been satisfied, issued (or deemed to be issued as the case may be) concurrently with the Certificate of Operational Acceptance for the last System for which a Certificate of Operational Acceptance is required to be issued.

SECTION 17.11. The issuance of the Certificate of Operational Acceptance of the
               Works pursuant to Section 17.10 is the condition precedent for commencement of the 72-Hour Test. In the event that a Schedule A Test cannot be carried out

Contract                                                             Page 72(74)

               or cannot be successfully carried out due to a failure by the Owner to perform the Owner's Scope in accordance with the Contract (which has not been caused or contributed to by the Contractor), then, so long as all other Schedule A tests have been successfully completed or waived by the Owner, the Contractor shall be entitled to a Change in the Time Schedule pursuant to Section 8.9 equal to the period of delay in fulfillment by the Owner of such obligations and a Change in the Contract Price pursuant to Section 9.8 equal to any additional costs reasonably incurred by the Contractor as a result of such delay.

ART. 18        72-HOUR TEST AND ACCEPTANCE OF WORKS

SECTION 18.1. During the period between Mechanical Completion of a System and Acceptance of the Works, such System(s) or, upon Mechanical Completion of all Systems, the Plant will be operated by the Owner's personnel under the instruction, supervision and direction of the Contractor in order to fine-tune all Systems in preparation for the 72-Hour Test.

SECTION 18.2. At least seventy-five (75) Days prior to the anticipated commencement of the 72-Hour Test, the Contractor shall prepare and deliver to the Owner and the Independent Engineer detailed procedures for the conduct of the 72-Hour Test (including sampling and testing of Materials and consumables to be supplied by the Owner for purposes of the 72-Hour Test). The Owner and Independent Engineer shall review such procedures and, within fifteen (15) Days after the date on which such documents were actually received by the Owner and the Independent Engineer, the Owner shall either notify the Contractor of its approval (such approval not to be unreasonably withheld) or of any remarks and observations. If such notification has not been given to the Contractor within said period, approval of the detailed procedure shall be deemed given upon expiry of said fifteen (15) Day period. If the Owner submits any remarks or observations (including remarks or observations provided to the Owner by the Independent Engineer), the Contractor shall meet with the Owner and the Independent Engineer and endeavor to resolve

Contract                                                             Page 73(75)

               all issues within the next fifteen (15) Days (all such issues shall in any event be resolved prior to the 72-Hour Test).

SECTION 18.3. At least thirty (30) Days prior to the anticipated commencement of the 72-Hour Test, the Parties shall select and jointly engage an independent laboratory to conduct split sample testing for purposes of the 72-Hour Test in accordance with the test procedures. The costs of the independent laboratory shall be shared equally by the Parties.

SECTION 18.4. Fourteen (14) Days prior to the date when the Plant is anticipated by Contractor to be ready for the commencement of the 72-Hour Test, the Contractor shall so notify the Owner and the Independent Engineer. When the Plant is ready for the 72-Hour Test, and provided that Operational Acceptance of the Works has been achieved in accordance with Section 17.10, the Contractor shall certify in writing to the Owner that the Works have satisfied all required conditions for commencement of the 72-Hour Test. The Contractor shall give the Owner and the Independent Engineer at least twenty-four (24) hours' prior notice of the commencement of such test and the Owner and the Independent Engineer shall have the right to witness the test. The 72-Hour Test shall be carried out as set forth in Appendix 3, Ex. 12.5 by the Owner's personnel under the instruction, supervision and direction of the Contractor and in accordance with the detailed procedures established pursuant to Section 18.2. All data measured and information gathered during the 72-Hour Test shall be properly documented and signed by authorized representatives of both Parties.

SECTION 18.5. The results of the 72-Hour Test(s) shall be evaluated in accordance with the procedure set forth in Appendix 3, Ex. 12.5 and Ex. 12.6.

SECTION 18.6. Following completion of the 72-Hour Test, the Contractor shall submit to the Owner as soon as available and in any event within thirty (30) Days after completion of the 72-Hour Test, six original signed copies of the results of such test (together with a written certification by the Contractor that the test

Contract                                                             Page 74(76)

               results and, if applicable, the test results from the independent laboratory, are true and correct), and make a copy of such test results and other items available to the Independent Engineer at the Site, for approval that the Minimum Performance Requirements for the Works specified in the Contract have been fulfilled. The Contractor shall give the Owner and the Independent Engineer at least two (2) Business Days' advance notice of the date on which it anticipates submitting such test results for review.

SECTION 18.7.  If the following conditions are satisfied:

               (i) the results of the 72-Hour Test shows that the Works meet all Minimum Performance Requirements set forth in Appendix 3, Ex. 12.6,

               (ii) all Non-System Departments have been successfully completed as described in Article 16,

               (iii) documentation has been delivered in accordance with and to the extent provided in Appendix 3, Ex. 3.2,

               (iv) all Permits required to have been obtained by the Contractor by such date have been issued and are in full force and effect, and

               (v) the Contractor shall have validly assigned to the Owner all its rights with respect to performance or availability guarantees by the Contractor's Suppliers,

               the Owner shall, within five (5) Business Days after receiving such results, confirm that the Works have achieved all such Minimum Performance Requirements and satisfied the 72-Hour Test by issuing the Acceptance Certificate in the form set out in Annex A to Appendix 2, Ex. 4 (together with a list of the Punch List items from Sections 16.6 and 17.9, and any additional items identified during the 72-Hour Test that remain to be completed) dated to reflect the actual date of passing the 72-Hour Test. Notwithstanding anything to the contrary contained herein, the Owner shall be entitled to withhold from

Contract                                                             Page 75(77)

               the amount due to the Contractor upon Acceptance one hundred fifty percent (150%) of the value of all uncompleted Punch List items, which amount shall be paid to the Contractor upon completion of such Punch List items.

SECTION 18.8. If the results of the 72-Hour Test show that the Works do not fulfill all of the Minimum Performance Requirements set forth in Appendix 3 Ex. 12.6 or the test was not performed in accordance with the procedures established pursuant to Section 18.2, the Owner shall so notify the Contractor within five (5) Business Days after receipt by the Owner and the Independent Engineer of such results and the Contractor shall take such corrective action as is necessary to correct the deficiencies in the Works without delay (and in any event within six (6) months after the results of the first test have been given to the Owner and the Independent Engineer) so that all of the Minimum Performance Requirements are achieved in a repeat 72-Hour Test in accordance with this Article 18 or, if acceptable to the Owner, as part of a Schedule B Test.

SECTION 18.9. In no event shall the Acceptance Certificate be given, or deemed to be given, unless and until the Works have met all of the Minimum Performance Requirements set forth in Appendix 3, Ex.
               12.6. If all of the Minimum Performance Requirements are not achieved prior to (i) such time as the Contractor has incurred liquidated damages for delay equal to the maximum amount permitted under Section 21.1 of the Contract or (ii) in the event that an insured event that does not qualify as an Event of Force Majeure occurs off-Site with respect to the turbogenerator, steam drum for the power boiler or recovery boiler, 33 kV transformer or fan pump and proceeds are payable for the delay in Start-up resulting from such event under the insurance to be obtained and maintained by the Owner pursuant to Article 14, three (3) Months after the expiration of the period specified in clause (i) above, the Contractor shall pay the applicable performance liquidated damages for deficient performance in accordance with Section 21.2 and, notwithstanding such payment, shall remain obligated to take any and all such corrective

Contract                                                             Page 76(78)

               actions at its own cost and expense (without regard to any limitations that might otherwise be applicable under Section 635
               (3) BGB) as are necessary to correct the deficiencies in the Works so as to achieve all of the Minimum Performance Requirements.

SECTION 18.10. If the Owner neither issues the Acceptance Certificate nor notifies the Contractor that the Works do not satisfy the Minimum Performance Requirements set forth in Appendix 3, Ex. 12.6 prior to the end of the fifth (5) Business Day following receipt by the Owner and the Independent Engineer of the results of the 72-Hour Test or the re-performance of such test, then the Acceptance Certificate will be deemed to have been issued as of the fifth Business Day after completion of the 72-Hour Test, dated to reflect the actual date of passing the 72-Hour Test, provided that the Contractor shall nevertheless remain obligated to satisfy the conditions set forth in clauses (ii) - (vi) of
               Section 18.7. In no event shall Acceptance be replaced by public authority acceptance or, except as provided in this
               Section 18.10, by notification of completion by the Contractor. The possibilities of a fictitious acceptance provided for in
               Section 640 BGB or of implied acceptance and the right of the Contractor to obtain a certificate of completion pursuant to
               Section 641a BGB are excluded.

SECTION 18.11. In the event that, due to the failure of the Owner to perform the
               Owner's Scope in accordance with the Contract (which has not been caused or contributed to by the Contractor), the first 72-Hour Test cannot be carried out within six (6) months after Mechanical Completion (plus any period by which the Time Schedule has been extended pursuant to Section 17.11), then, provided that Mechanical Completion of the Works has occurred, the Defects Liability Period shall commence and risk of loss with regard to the Works shall be transferred to the Owner upon the expiry of such period, and the Contractor shall be entitled to a Change in the Time Schedule pursuant to Section 8.9 equal to the period of delay in fulfillment by the Owner of such obligations and a Change in the Contract Price pursuant to Section 9.8 equal

Contract                                                             Page 77(79)

               to any additional costs reasonably incurred by the Contractor as a result of such delay.

SECTION 18.12. After expiry of the six (6) month period described in Section
               18.11 above (as the same may be extended), the Contractor shall remain obligated to demonstrate compliance of the Works with the Performance Requirements within nine (9) months following Mechanical Completion, upon terms to be agreed upon and taking into consideration the actual situation of the Plant.

SECTION 18.13. With regard to defects, performance deficiencies or Punch List items previously notified to the Contractor, the Owner retains its rights under this Contract regardless of whether it made a formal reservation pursuant to Section 640 subpara. 2 BGB on the occasion of Acceptance.

ART. 19        SCHEDULE B TESTS

SECTION 19.1. Not later than six (6) months after Acceptance the Contractor shall demonstrate that the Systems set forth in Appendix 3, Ex.
               12.3 achieve the Performance Requirements stipulated in Appendix 3, Ex. 12.4. The Owner shall have the right (in consultation with the Independent Engineer) to waive in writing any Schedule B Test if satisfied with the performance of the Plant in production.

SECTION 19.2. The Owner's operating personnel, under the instruction, direction and supervision of the Contractor, shall carry out the Schedule B Tests in accordance with checklists and detailed test procedures prepared by the Contractor and delivered to the Owner and the Independent Engineer at least seventy-five (75) Days prior to the anticipated commencement of the first Schedule B Test. The Owner and the Independent Engineer shall review such procedures and, within fifteen (15) Days after the date on which such documents were actually received by the Owner and the Independent Engineer, the Owner shall either notify the Contractor of its approval (such approval not to be unreasonably withheld) or the Owner shall notify the Contractor of any remarks and observations (including remarks or

Contract                                                             Page 78(80)

               observations provided to the Owner by the Independent Engineer). If such notification has not been communicated to the Contractor within said period, approval of the detailed procedure shall be deemed given upon expiry of said fifteen (15) Day period. If the Owner submits any remarks or observations (including remarks or observations provided to the Owner by the Independent Engineer), the Contractor shall meet with the Owner and endeavor to resolve all issues within the next fifteen (15) Days (all such issues shall in any event be resolved prior to the commencement of the Schedule B Test).

SECTION 19.3. When the Contractor believes that a System is ready for the commencement of its Schedule B Test, the Contractor shall provide the Owner and the Independent Engineer with at least fourteen 14 Days' prior written notice of the performance of such test. The exact timing of any Schedule B testing, as well as of Plant shutdowns following Acceptance, if required, shall be agreed between the Parties in due course in order not to interfere with the operation of the Plant, taking into account pulp prices, the cash flows and revenue anticipated to be generated pursuant to the Base Case and other operating considerations and the fact that the Contractor is entitled to 3 attempts for each Schedule B Test. If, as a result of a written request by the Owner that the Contractor not perform a Schedule B Test or the failure by the Owner to respond within seven (7) Days to a written request by the Contractor to perform a Schedule B Test, the Schedule B Tests for one or more Systems have not been conducted within six (6) months following Acceptance, the respective Schedule B Test Certificate(s) shall be deemed to have been issued as of the fifth Day following expiry of such period.

SECTION 19.4. At least thirty (30) Days prior to the anticipated commencement of the Schedule B Tests, the Parties shall select and jointly engage an independent laboratory to conduct split sample testing for purposes of the Schedule B Tests in accordance with the test procedures. The costs of the independent laboratory shall be shared equally by the Parties.

Contract                                                             Page 79(81)

SECTION 19.5. The Contractor shall submit to the Owner within thirty (30) Days after completion of a Schedule B Test, six (6) copies of the results of the Schedule B Test and, if applicable, the results from the independent laboratory (together with a written certification by the Contractor that the test results and, if applicable, the results from the independent laboratory, are true and correct), and make available to the Independent Engineer at the Site a copy of such test results and other items, for approval that the tested System fulfills the Performance Requirements set forth in Appendix 3, Ex. 12.4. The Contractor will give the Owner and the Independent Engineer at least two (2) Business Days' advance notice of the date on which it anticipates submitting such test results for review.

SECTION 19.6. If the results of the Schedule B Test demonstrate compliance of the applicable System with the Performance Requirements set forth in Appendix 3, Ex. 12.4, the Owner shall, within five (5) Business Days after receipt by the Owner of such results, issue three original signed copies of the Schedule B Test Certificate for such System in the form set out in Annex B to Appendix 2, Ex. 4, two of such copies to be provided to the Contractor, dated to reflect the actual date of passing of the Test.

SECTION 19.7. If the results of the Schedule B Test indicate that the applicable System does not fulfill the Performance Requirements set forth in Appendix 3 Ex. 12.4 or the test was not performed in accordance with the procedures established pursuant to
               Section 19.2, the Owner shall so notify the Contractor within five (5) Business Days after receipt by the Owner of such results and, unless the Contractor establishes that such failure is due to failure by the Owner to perform the Owner's Scope (which has not been caused or contributed to by the Contractor), either:

               (a) the Contractor shall promptly take such corrective action as is necessary and the Schedule B Test shall be re-performed in accordance with the terms of this
                      Article 19; or

Contract                                                             Page 80(82)

               (b) (i) the Contractor may, at its option, provided that the Minimum Performance Requirements are met, or (ii) after the Contractor has made three attempts as permitted by
                      Section 19.3, the Contractor shall, pay the applicable performance liquidated damages as set forth in
                      Section 21.2.

               As long as the Minimum Performance Requirements are met, payment of such liquidated damages pursuant to clause (b) shall satisfy the Contractor's performance obligations with respect to such Schedule B Test (but the Contractor shall remain obligated to remedy any Defects in accordance with Article 20).

SECTION 19.8. If the results of a Schedule B Test indicate that a System does not meet the Minimum Performance Requirements set forth in Appendix 3, Ex. 12.4, then the Contractor shall not have the option to cure the shortfalls by the payment of liquidated damages and shall have an obligation to correct the deficiencies in the Works without delay (and in any event within six (6) months after the results of the first test have been given to the Owner) so that the Minimum Performance Requirements are achieved in a repeat Schedule B Test. If the Minimum Performance Requirements are not achieved within six months after Acceptance or after the Contractor has made three attempts as permitted by
               Section 19.3, whichever occurs first, then, unless it establishes that such failure is due to failure by the Owner to perform the Owner's Scope in accordance with the Contract (which has not been caused or contributed to by the Contractor), the Contractor shall pay the applicable liquidated damages for deficient performance in accordance with Section 21.2 and, notwithstanding such payment, shall remain obligated to take any and all such corrective actions at its own cost and expense (without regard to any limitations that might otherwise be applicable under Section 635 (3) BGB) as are necessary to correct the deficiencies in the Works so as to achieve the Minimum Performance Requirements.

Contract                                                             Page 81(83)

SECTION 19.9. If the Owner neither issues the Schedule B Test Certificate nor notifies the Contractor that the relevant System does not satisfy the applicable Performance Requirements set forth in Appendix 3, Ex. 12.4 prior to the end of the fifth Business Day following receipt by the Owner of the results of a Schedule B Test or of the results of the re-performance of such test, then the Schedule B Test Certificate will be deemed to have been issued as of the fifth Business Day after completion of the Schedule B Test, dated to reflect the actual date of passing the Schedule B Test.

SECTION 19.10. The Owner shall not withhold the issuance of a Schedule B Test
               Certificate for a System in case of Punch List items relating to the System, but all such Punch List items shall be remedied by the Contractor as soon as possible and in any event within (a) six months from Acceptance for those Punch List items identified at or prior to Acceptance and (b) three months after the issuance of the relevant Schedule B Test Certificate for those identified in connection with the Schedule B Tests.

ART. 20        DEFECTS LIABILITY

SECTION 20.1. THE CONTRACTOR WARRANTS UNTIL THE EXPIRY OF THE DEFECTS LIABILITY PERIOD THAT:

               (i) the Works are free from all Defects, whether arising from defective design, engineering, equipment, Materials or workmanship and are suitable for their intended purpose as set forth in the Contract;

               (ii) the Works conform to the Specifications, the standards set forth in Section 3.3(a) and 3.3(b) and the Design Documentation as approved by the Owner (or any approved revisions thereof) and recognized rules of sound engineering practice (as in effect up to and including the Acceptance Date) and comply with all other requirements of the Contract;

Contract                                                             Page 82(84)

               (iii) the Works comply with the requirements and provisions of all Permits as in effect up to and including the Acceptance Date (including Permit requirements resulting from the Environmental Impact Assessment Report and the updated emissions Permit for which an application has been filed) relating to the construction and operation of the Works;

               (iv) the Works comply in all material respects with all Laws in effect up to and including the Acceptance Date;

               (v)    the Works meet the Performance Requirements; and

               (vi) good title to all Works, equipment and Materials and all Intellectual Property Rights relating thereto are vested in the Owner.

               The Contractor's Warranties set out above do not apply to, and the Contractor shall not be responsible for the repair, replacement or making good of, any Defects or any damage to the Plant which is attributable to normal wear and tear, operation or maintenance of the Plant by the Owner after Acceptance in violation of the instructions in the operation and maintenance manuals or use of consumables not within the design range set out in the Specifications.

               The Contractor's obligations under this Article 20 shall not apply to any Materials or equipment which are supplied by the Owner, or which has a normal design life shorter than the Defects Liability Period and fails after its normal design life.

SECTION 20.2. The Defects Liability Period shall be eighteen (18) months from Acceptance (or, in the case of specified portions of the Works, such longer periods as are set forth in Appendix 3, Ex. 24), subject to any extension pursuant to Section 20.7. The provisions of Sections 377 and 378 of the German Commercial Code (HGB) (requirement to make a complaint in respect of a defect immediately on receipt of the Goods) shall not apply.

Contract                                                             Page 83(85)

SECTION 20.3. The Contractor shall, at its own cost, be responsible for making good by correction, repair, or replacement (including substitution of materials in the event of excessive corrosion or erosion) and, where necessary (including in the case of recurring Defects), by procuring redesign and reengineering with all possible speed and in accordance with the Contract any Defect which may appear or occur in any part of the Works (including any Defects that appear or occur on or before Acceptance) and which arises from either:

               (i)    any breach of the warranties set out in Section 20.1;

               (ii) any act or omission or breach of Contract of or by the Contractor or any Contractor's Supplier (including as a result of the operation of the Works prior to Acceptance) or damage caused by carrying out of the Works on the Site; or

               (iii) operation of the Plant in accordance with defective instructions in any operation and maintenance manual (which contains material errors or omissions) that should not reasonably have been apparent to the Owner's operating personnel and such defective instruction or omission is the cause of such Defect where those manuals are subsequently revised in accordance with this clause, and also any Defect or damage to the Works caused by or during such correction, repair or replacement or by any Defect.

               Section 635 (3) BGB is not applicable to this Contract.

               If the nature or scope of the repair, replacement or redesign is such that it might reasonably affect the performance of any System, the Owner may require that the Contractor, after having completed an appropriate test and checklist of the mechanical completion and appropriate start up of the relevant System, reperform the relevant Schedule B Tests. The request shall be made by notice within thirty (30) Days after completion of the making good. The relevant tests shall be repeated under the same procedures

Contract                                                             Page 84(86)

               (including with regard to costs of the Parties) as those followed under the Contract in relation to the relevant original test.

               If the results of the re-performed Schedule B Tests indicate that the System(s) do not fulfill the relevant Performance Requirements, then the Contractor shall either make such additional repairs, replacements and redesign until the Performance Requirements are fulfilled, or, at its sole option as long as the Minimum Performance Requirements are fulfilled, pay the applicable liquidated damages as set forth in Section 21.2 and payment of such liquidated damages shall satisfy the Contractor's obligation in respect of such Performance Requirements. Notwithstanding anything to the contrary contained herein, other than as expressly set forth in this Section 20.3, the Contractor shall have no continuing obligation (including under Section 20.1(v)) with respect to the Performance Requirements for a System, and shall be deemed to have met the relevant Performance Requirements after the Owner has issued a Schedule B certificate for such System pursuant to Section 19.6.

SECTION 20.4. If the Owner becomes aware of a Defect, the Owner shall give the Contractor a written notice stating the nature of any such Defect referred to in Section 20.3, together with all available information related thereto, promptly following the discovery thereof. If the Contractor becomes aware of a Defect, it shall immediately notify the Owner of the nature and effect of such Defect. The Owner shall afford a reasonable opportunity for the Contractor to inspect any Defect without undue delay. Promptly after this, the Parties shall agree upon the date and duration of the repair, which shall be effected without undue delay ("UNVERZUGLICH") (taking into account physical access and operation of the Plant, but not considerations of cost, additional manpower and the like).

SECTION 20.5. The Contractor shall be afforded all access to the Plant and the Site reasonably necessary to enable the Contractor to perform its obligations under this Article 20; however, the Contractor shall use its best efforts in

Contract                                                             Page 85(87)

               connection with the performance of such obligations not to interfere with the operations of the Plant.

               The Contractor may, with the consent of the Owner, which consent shall not be unreasonably withheld, remove from the Site any part of the Works if any Defect is such that permanent repairs cannot be expeditiously carried out on the Site.

SECTION 20.6. If the Contractor fails to commence the work necessary to remedy a Defect or any damage to the Plant caused by such Defect, or to complete the work, by the date agreed upon in accordance with
               Section 20.4, then, unless the reasons for such delay are attributable to the failure by the Owner to permit the Contractor to perform as agreed, the Owner may, following expiration of fourteen (14) Days' prior written notice to the Contractor, proceed to do such work and the reasonable costs incurred by the Owner in connection therewith shall be reimbursed by the Contractor.

SECTION 20.7. The warranty and the Defects Liability Period with respect to any part of the Works that are repaired, replaced, modified, or otherwise altered during the Defects Liability Period shall extend for a period of eighteen (18) months from the date of completion of such repair, replacement, modification or alteration (or such longer period as is set forth in Appendix 3, Ex. 24).

               If the Works or any part thereof cannot be used by reason of a Defect and/or making good such Defect (the "stand-still" period), such stand-still period shall be added to the Defects Liability Period of the Works or such part, as the case may be.

               The above notwithstanding, no Defects Liability Period shall (except as otherwise set forth in Appendix 3, Ex. 24) extend more than a total of 36 (thirty-six) months after Acceptance or more than sixty-four (64) months after the Commencement Date plus a period equal to the aggregate of all extensions in the Time Schedule pursuant to Section 8.9 (other than clause

Contract                                                             Page 86(88)

               (iii) of Section 8.9) or Article 12, whichever occurs first, provided that (except as provided in Section 20.9), if a Defect is discovered by the Contractor or, if discovered by the Owner, as long as notice of a Defect is given to the Contractor, in each case within the Defects Liability Period, the Contractor shall remain liable to complete the making good of such Defect even if the time to do so extends beyond the Defects Liability Period.

SECTION 20.8. The remedies provided for in this Article 20 shall be in lieu of any other remedies provided in law with respect to defects (MANGEL), except where such defects are the result of fraud, criminal or willful act or gross negligence of the Contractor (and even in such cases the remedy of rescission shall be excluded).

SECTION 20.9.  Upon expiry of the Defects Liability Period as set forth in this
               Article 20, or as soon thereafter as the Contractor has completed or deemed to have completed all the Works, including remedying any defects, and provided that all Schedule B Tests have been completed (or waived by the Owner) and the respective Performance Requirements have been achieved or (as long as the Minimum Performance Requirements are fulfilled) the applicable liquidated damages have been paid by the Contractor, the Owner shall issue the Expiry of Defects Liability Period Certificate in the form set out in Annex C to Appendix 2, Ex. 4. In the event that at such time certain warranty obligations remain outstanding (including rights of the Contractor against Contractor's Suppliers), the Expiry of Defects Liability Period Certificate shall be in the form set out in Annex D to Appendix 2, Ex. 4 and shall include a reservation of rights of the Owner with respect to any Defects covered by such warranties and shall be issued against (i) provision by the Contractor of a bank guarantee in the form set forth in Appendix 2, Ex. 5 for any Defects that have not been remedied or, upon agreement with the Owner with respect to claims against any Contractor's Supplier regarding such Defects or (ii) in the case of warranties by Contractor's Suppliers extending beyond the Defects Liability Period as set forth in Appendix 3, Ex. 24, assignment by the Contractor of the

Contract                                                             Page 87(89)

               respective warranty claims against such Contractor's Suppliers in accordance with Section 25.8. If the Contractor has, despite the exercise of its best efforts, been unable to remedy a Defect within the Defects Liability Period, the Contractor may apply to the Owner for the Expiry of Defects Liability Certificate if (i) the Contractor would, apart from the Defect, be entitled to apply for the Expiry of Defects Liability Certificate and (ii) the Owner and the Contractor have agreed upon a sum to be paid by the Contractor to the Owner as compensation for the Defect and the Contractor has paid said compensation.

ART. 21        LIQUIDATED DAMAGES

               LIQUIDATED DAMAGES FOR DELAY

SECTION 21.1. In the event that Acceptance is not achieved by the Scheduled Acceptance Date (as the same may be extended or agreed upon in accordance with Section 8.9 or Article 12 of the Contract), the Contractor shall be liable to pay liquidated damages for each Week of delay in an amount equal to 0.4% (zero point four percent) of the Contract Price. In the case of a delay that is less than a full Week, the amount of liquidated damages payable shall be pro rated for each day of delay (with any part of a day being deemed a full day for purposes of such proration).

               The maximum amount of liquidated damages for delay shall be limited to twelve percent (12%) of the Contract Price.

               Except as otherwise provided in Section 8.11, 23.1 and 24.1, the liquidated damages payable pursuant to this Section 21.1 for delay in achieving Acceptance shall be the exclusive remedy for such delay (and, in particular, remedies pursuant to Section 286 ET SEQ. BGB ("VERZUG") shall not be available). Any further rights or remedies of the Owner to claim any damages or loss for delay in connection with this Contract are expressly excluded.

Contract                                                             Page 88(90)

               LIQUIDATED DAMAGES FOR DEFICIENT PERFORMANCE

SECTION 21.2. In the event that (i) the Minimum Performance Requirements are not fulfilled during the 72-Hour Test prior to such time as the Contractor has incurred liquidated damages for delay equal to the maximum amount permitted under Section 21.1 or, if applicable, such later time as is provided in clause (ii) of Section 18.9, or
               (ii) the Performance Requirements are not achieved during the Schedule B Tests (or not deemed to be achieved pursuant to the last sentence of Section 19.3) within six months after Acceptance or after the Contractor has made three attempts as permitted by
               Section 19.3, whichever occurs first, in each case other than for reasons which the Contractor can establish are attributable to failure by the Owner to perform the Owner's Scope in accordance with the Contract (which has not been caused or contributed to by the Contractor), the Contractor shall be liable to pay the following liquidated damages:

               (a) with respect to the 72-Hour Test, five percent (5%) of the Contract Price, and

               (b) with respect to each Schedule B Test, subject to the maximums set forth below and in Section 21.3, an amount equal to twice the applicable amount(s) set forth in Appendix 3, Ex. 12.4.

               The maximum amount of liquidated damages for deficient performance shall be limited to ten percent (10%) of the Contract Price.

               OVERALL LIQUIDATED DAMAGES

SECTION 21.3. The aggregate maximum of liquidated damages under Sections 21.1 and 21.2 hereof shall be limited to seventeen percent (17%) of the Contract Price.

               The Parties agree that the liquidated damages constitute a genuine and reasonable estimate of the actual damages that would be suffered by the Owner in the event of the Contractor's delay or non-achievement of

Contract                                                             Page 89(91)

               Performance Requirements and such liquidated damages shall not be considered as penalties and, subject to the following paragraph and except as provided in Sections 8.11, 18.9, 19.8, 23.1 and
               24.1 and Article 20, shall be in lieu of all other rights and remedies for delay in achieving Acceptance and non-achievement of the Performance Requirements. The Parties agree that it is not a precondition for the assertion of a claim to payment of liquidated damages that the Owner must have reserved such right at the time of Acceptance or established fault ("VERSCHULDEN") on the part of the Contractor.

               The Parties further agree that the payment of liquidated damages shall not relieve the Contractor from any of its obligations to complete the Works, attain the Minimum Performance Requirements, or cure Defects and that any other amounts payable pursuant to the Contract and any costs incurred by the Contractor to attain the Minimum Performance Requirements or cure Defects shall not be credited against or otherwise reduce the amounts of liquidated damages otherwise payable pursuant to this Article 21.

SECTION 21.4. Liquidated damages for delay will be invoiced on a weekly basis. Liquidated damages for deficient performance will be invoiced twenty (20) Days after failure of the last permitted test relating to the respective System.

ART. 22        INTELLECTUAL PROPERTY RIGHTS

SECTION 22.1. In the event that licenses, patents or other intellectual property or proprietary rights held by the Contractor, or any Contractor's Supplier, or any of their respective affiliates are required by the Owner in the operation, maintenance, or repair of the Plant in the manner intended and at the design capacity and the production of the design output, the Contractor shall deliver or cause to be delivered to the Owner such licenses on or before the time such licenses, if any, are required. Such licenses shall be in such form as shall be reasonably acceptable to the Owner, shall be irrevocable, non-exclusive, and royalty free to the Owner, and shall be assignable to the Owner and to the other parties contemplated in the Direct Agreement.

Contract                                                             Page 90(92)

SECTION 22.2. The Contractor warrants that the Owner (and any successor in interest) can use the Works and any parts thereof in Germany for its intended purpose (including any modification or expansion of the Works, but subject in the case of expansion to payment by the Owner of any additional license fees payable in respect of such additional capacity) in accordance with the Contract without infringing another party's (whether in Germany or in any other country) rights and interests in any utility model, unregistered or registered design, trademark, copyright or other intellectual property right registered or otherwise ("Intellectual Property Rights"), and can sell products produced by the Works or by means of it within and outside Germany.

SECTION 22.3. The Contractor shall indemnify and hold harmless the Owner and its employees and officers from and against any and all suits, actions or administrative proceedings, claims, demands, losses, damages, costs, and expenses of whatsoever nature, including attorney's fees and expenses, which the Owner may suffer as a result of any infringement or alleged infringement of any Intellectual Property Rights.

               Such indemnity shall not cover the Owner's Scope or any use of the Works or any part thereof other than for the purpose indicated by, or reasonably to be inferred from, the Contract.

SECTION 22.4. If any proceedings are brought or any claim is made against the Owner arising out of the matters referred to in Section 22.2, the Owner shall promptly give the Contractor a notice thereof, and the Contractor shall at its own expense and in the Owner's name conduct such proceedings or claim and any negotiations for the settlement of any such proceedings or claim.

               If the Contractor fails to notify the Owner within ten (10) Days of receipt of such notice that it intends to conduct any such proceedings or claim, then the Owner shall be free to conduct the same on its own behalf. Unless the Contractor has so failed to notify the Owner within the ten (10) Day period,

Contract                                                             Page 91(93)

               the Owner shall make no admission which may be prejudicial to the defense of any such proceedings or claim.

               The Owner shall, at the Contractor's request, assist the Contractor in conducting such proceedings or claim, and shall be reimbursed by the Contractor for all expenses incurred in so doing. Should any claim in relation to an infringement of any Intellectual Property Rights not be discharged, or should the Contractor be found to have infringed such Intellectual Property Rights the Contractor shall at its own expense (including all reasonable direct costs and expenses suffered by the Owner) and option either (a) procure the right to use any such Intellectual Property Rights and all associated equipment and Materials and transfer such rights to the Owner or (b) replace or redesign the infringing equipment and Material and provide the Owner with a confirmation that all Intellectual Property Rights have been correctly obtained. The failure by the Owner to comply with the provisions of this Section 22.4 shall not relieve the Contractor of its obligations under Section 22.3 except to the extent that the Contractor has been prejudiced thereby.

SECTION 22.5. The Owner shall indemnify and hold harmless the Contractor and its employees, officers and the Contractor's Suppliers from and against any and all suits, actions or administrative proceedings, claims, demands, losses, damages, costs, and expenses of whatsoever nature, including attorney's fees and expenses, which the Contractor may suffer as a result of any infringement or alleged infringement of any Intellectual Property Rights in connection with the Owner's Scope. The Contractor shall, at the Owner's request, assist the Owner in conducting any proceedings or claim, and shall be reimbursed by the Owner for all expenses incurred in doing so.

ART. 23        SUSPENSION

SECTION 23.1. The Owner may, by written notice to the Contractor, order the Contractor to suspend performance of any or all of its obligations under the Contract. Such notice shall specify the obligations as to which performance is to be

Contract                                                             Page 92(94)

               suspended, the commencement date of the suspension and the reasons therefor. The Contractor shall thereupon suspend performance of such obligation (except those obligations necessary for the care or preservation of the Works) until ordered in writing to resume such performance by the Owner.

               If, by virtue of a suspension order given by the Owner, other than by reason of the Contractor's default or breach of the Contract, the Contractor's performance of any of its obligations is suspended for an aggregate period of more than one hundred fifty (150) Days, then at any time thereafter and provided that at that time such performance is still suspended, the Contractor may give a notice to the Owner requiring that the Owner shall, within thirty (30) Days of receipt of the notice, order the resumption of such performance or request and subsequently order a Change in accordance with Article 12 excluding the performance of the suspended obligation from the Contract. If the Owner fails to do so within such period, the Contractor may, by a further notice to the Owner, elect to treat the suspension as termination of the Contract under Article 24.

SECTION 23.2. If (i) the Owner has failed to pay any approved invoice under the Contract within the fourteen (14) Days after the expiry of the thirty (30) Day period provided in Section 9.3, (ii) the Owner has failed to approve any invoice or supporting document without just cause pursuant to Section 9.2 within thirty (30) Days after notice to the Owner that the Contractor considers the Owner's failure to be without just cause or (iii) an event of default has occurred under one or more loan agreements to which the Owner is a party and the Owner's creditors thereunder have accelerated the debt under such loan agreements, and within sixty (60) Days after such acceleration suitable payment assurances reasonably satisfactory to the Contractor have not been provided to the Contractor, then the Contractor may, in each case by sixteen (16) Days' notice to the Owner, suspend performance of all or any of its obligations under the Contract, or reduce the rate of progress until the Owner has remedied its failure. In the case of a claim by the Contractor that the

Contract                                                             Page 93(95)

               Owner has failed to approve an invoice or supporting documents without just cause, the Owner shall be entitled to prevent such suspension of performance by providing to the Contractor security for the payment of the amounts in dispute in the form of a deposit or a standby bank guarantee (which bank guarantee shall not be first demand but shall otherwise be generally consistent with the tenor of the bank guarantees to be provided under
               Section 10.1).

SECTION 23.3. If the Contractor's performance of its obligations is suspended or the rate of progress is reduced pursuant to this Section 23 (other than by reason of a Contractor default or breach of the Contract), then the Time Schedule shall be extended accordingly pursuant to Section 8.9, and any and all additional costs or expenses incurred by the Contractor as a result of such suspension or reduction shall be paid by the Owner to the Contractor in addition to the Contract Price pursuant to Section 9.8, except in the case of suspension or reduction in the rate of progress by reason of the Contractor's default or breach of the Contract.

SECTION 23.4. During the period of suspension, the Contractor shall not be entitled to payment of the Contract Price otherwise payable during the period of such suspension (other than previously approved invoices that are payable during such period). Upon resumption by the Contractor of all activities affected by a suspension, the Owner shall resume payments of the Contract Price with adjusted payment dates. During any suspension, the Contractor shall not remove from the Site any Materials or equipment, any part of the Works or any Contractor's Equipment without the prior written consent of the Owner and shall, unless otherwise instructed by Owner, cover up and continue to preserve the Works.

ART. 24        TERMINATION

SECTION 24.1.  TERMINATION BY OWNER FOR CONTRACTOR'S DEFAULT

Contract                                                             Page 94(96)

24.1.1. The Owner, without prejudice to any other rights or remedies it may possess under this Contract, may terminate the Contract forthwith in the following circumstances by giving a notice of termination to the Contractor referring to the relevant provision of this Section 24.1.1 and stating the nature of the default:

               (a) if the Contractor becomes bankrupt or insolvent, has a receiving order issued against it, compounds with its creditors, or, being a corporation, a resolution is passed or order is made for its winding up (other than a voluntary liquidation for the purposes of amalgamation or reconstruction), a receiver is appointed over any part of its undertaking or assets, or if the Contractor takes or suffers any other analogous action in consequence of debt; or

               (b) if the Contractor assigns or transfers the Contract in violation of the provisions of the Contract.

24.1.2.        If:

               (a)    the Contractor has abandoned or repudiated the Contract;
                      or

               (b) the Contractor has without valid reason failed to commence the Works promptly or has suspended or materially reduced (other than pursuant to Section 23.2 hereof) the progress of the Works for more than twenty-eight (28) Days after receiving a written instruction from the Owner to proceed; or

               (c) the Contractor fails to perform or observe any of its material obligations under the Contract and such failure continues for more than thirty (30) Days after notice of same;

               (d) the workaround plan prepared pursuant to Section 8.11 indicates that Acceptance will occur more than four (4) Months after the Scheduled Acceptance Date; or

Contract                                                             Page 95(97)

               (e) the Contractor fails to achieve Acceptance (including achievement of the Minimum Performance Requirements and, if applicable, taking corrective action or payment of applicable liquidated damages for failure to fulfill the Performance Requirements in accordance with Section 21.2) prior to such time as the Contractor has incurred liquidated damages for delay equal to the maximum amount permitted under Section 21.1; or

               (f) the Independent Engineer's reasonable projections show that the Contractor will fail to achieve Acceptance by the time when the maximum liquidated damages for delay will be applicable.

               then the Owner may, without prejudice to any other rights it may possess under the Contract, give a notice to the Contractor stating the nature of the default and requiring the Contractor to remedy the same. If the Contractor fails to remedy or, in the case of clauses (b) and (c) take all necessary and appropriate steps to remedy the same within fourteen (14) Days of its receipt of such notice, then the Owner may terminate the Contract forthwith by giving a notice of termination to the Contractor which refers to this Section 24.1.2.

24.1.3.        Upon receipt of the notice of termination under Section 24.1.1 or
               Section 24.1.2 above, the Contractor shall either immediately or upon such date as is specified in the notice of termination:

               (a) cease all further work, except for such work as the Owner may specify in the notice of termination for the sole purpose of protecting that part of the Works already executed, or any work required to leave the Site in a clean and safe condition; and

               (b) terminate all subcontracts, except those to be assigned to the Owner pursuant to paragraph (d) below; and

               (c) upon the Owner's request deliver to the Owner the parts of the Works executed by the Contractor up to the date of termination; and

Contract                                                             Page 96(98)

               (d) as may be required by the Owner, to the extent legally possible, assign to the Owner all right, title and benefit of the Contractor to the Works, in any subcontracts concluded between the Contractor and the Contractors Suppliers and any warranties relating thereto, and provide a power of attorney in form satisfactory to the Owner to enforce such rights; and

               (e) deliver to the Owner all non-proprietary detail and conceptual drawings, specifications and other documents prepared in connection with the Works by, and assign all Intellectual Property Rights arising in connection with the Works from, the Contractor or any Contractor's Supplier as at the date of termination.

24.1.4. In the case of termination pursuant to Section 24.1.1 or 24.1.2, the Owner may enter upon the Site, expel the Contractor, and complete the Works itself or by employing any third party. The Owner may, to the exclusion of any right of the Contractor over the same, take over and use with the payment of a fair rental rate (which shall take account of wear and tear) to the Contractor, with all maintenance costs to the account of the Owner and with an indemnification by the Owner for all liability including damage or injury to persons arising out of the Owner's use of such equipment, any Contractor's Equipment on the Site in connection with the Works for such reasonable period as the Owner considers expedient for the completion of the Works.

               Upon Acceptance of the Works or at such earlier date as the Owner thinks appropriate, the Owner shall give a notice to the Contractor that such Contractor's Equipment will be returned to the Contractor at or near the Site and shall return such Contractors Equipment to the Contractor in accordance with such notice. The Contractor shall thereafter without delay and at its cost remove or arrange removal of the same from the Site.

24.1.5. Subject to Section 24.1.6 below, the Contractor shall be entitled to be paid (after the calculations required by Section 24.1.6 are completed) the Contract

Contract                                                             Page 97(99)

               Price attributable to the Works executed as at the date of termination, the value of any unused or partially used Works on the Site, and the costs, if any, incurred in protecting the Works and in leaving the Site in a clean and safe condition pursuant to paragraph (a) of Section 24.1.3 above. Any sums due to the Owner from the Contractor accruing prior to the date of termination shall be deducted from the amount to be paid to the Contractor under this Contract and/or may be drawn from the payment or performance security.

24.1.6. If the Owner completes the Works, the costs of completing the Works shall be determined by reference to the costs and expenses that were reasonably incurred by the Owner as a consequence of the Contractor's failure to perform its obligations in accordance with the Contract.

               If the sum which the Contractor is entitled to be paid pursuant to Section 24.1.5 above, plus the costs incurred by the Owner in completing the Works, exceeds the Contract Price, such excess (together with any applicable liquidated damages) shall be offset against any amount payable to the Contractor pursuant to Section
               24.1.5 and the Contractor shall pay any balance to the Owner together with any applicable liquidated damages. For such purpose, the Owner may call upon any payment or performance security issued in respect of the Contractor's obligations.

SECTION 24.2.  TERMINATION BY CONTRACTOR FOR OWNER'S DEFAULT

24.2.1. The Contractor may terminate the Contract, upon ten (10) Days' prior notice to the Owner, in the following circumstances by giving a notice of termination and its reasons therefor to the Owner referring to the relevant provision of this Section 24.2.1 and stating the nature of the default.

               (a) if the Owner becomes bankrupt or insolvent, has a receiving order issued against it, compounds with its creditors, or, being a corporation, if a resolution is passed or order is made for its winding up (other than a voluntary liquidation for the purposes of amalgamation or

Contract                                                            Page 98(100)

                      reconstruction), or a receiver is appointed over any part of its undertaking or assets, or if the Owner takes or suffers any analogous action in consequence of debt; or

               (b) if the Owner assigns or transfers the Contract in violation of the provisions of the Contract.

24.2.2.        If:

               (a) the Owner fails to perform or observe any of its other material obligations under the Contract and such failure continues for more than one hundred twenty (120) Days after notice of the same, or

               (b) the Contractor has rightfully suspended performance under the Contract pursuant to Section 23.2,

               then the Contractor may give a notice to the Owner of its intent to terminate the Contract, and if the Owner has failed to remedy the occurrence within thirty (30) Days of such notice, or if the Contractor is still unable to carry out such obligations under the Contract for reasons attributable to the Owner within thirty
               (30) Days of such notice, the Contractor may by a further notice to the Owner referring to this Section 24.2.2, forthwith terminate the Contract.

24.2.3. If the Contract is terminated under Section 24.2.1 or 24.2.2 above, then the Contractor shall have the obligation to take actions in order to minimize the costs and immediately:

               (a) cease all further work, except for such work as the Owner may specify in the notice of termination for the sole purpose of protecting that part of the Works already executed, or any work required to leave the Site in a clean and safe condition; and

               (b)    terminate all subcontracts; and

Contract                                                            Page 99(101)

               (c) upon the Owner's request, deliver to the Owner the parts of the Works executed by the Contractor up to the date of termination; and

               (d) subject to payment of any amounts due under Section 24.2.4, deliver to the Owner all non-proprietary detail and conceptual drawings, specifications and other documents prepared in connection with the Works by, and assign all Intellectual Property Rights arising in connection with the Works from, the Contractor or any Contractor's Supplier as at the date of termination; and

               (e) remove all Contractor's Equipment from the Site and repatriate the Contractor's and Contractor's Suppliers' personnel from the Site.

24.2.4.        If the Contract is terminated under Section 24.2.1 or Section
               24.2.2 above, the Owner shall pay to the Contractor as its exclusive remedy:

               (a) the Contract Price properly attributable to the parts of the Works executed by the Contractor as at the date of termination; and

               (b) the costs reasonably incurred by the Contractor in the withdrawal of the Contractor's and Contractor's Suppliers' personnel; and

               (c) amounts due to be paid by the Contractor to Contractor's Suppliers in connection with the termination of any subcontracts, including cancellation charges; and

               (d) costs incurred by the Contractor in protecting the Plant and leaving the Site in a clean and safe condition pursuant to paragraph (a) of Section 24.2.3 above; and

               (e) the costs of satisfying other due obligations, commitments and claims that the Contractor has reasonably and in good faith undertaken with third parties in accordance with the Contract that are not covered by paragraphs (a) through
                      (d) above.

Contract                                                           Page 100(102)

               TERMINATION IN EVENT OF FAILURE TO ACHIEVE COMMENCEMENT DATE

SECTION 24.3. In the event the conditions to the Commencement Date are not satisfied (or waived) for any reason on or prior to September 9, 2002, either the Owner or the Contractor may terminate this Contract upon notice to the other without any further cost or obligation.

               TERMINATION BY OWNER FOR CONVENIENCE

SECTION 24.4. The Owner may terminate this Contract for its convenience at any time and without cause upon giving not less than sixty (60) Days' prior notice to the Contractor. If the Contract is terminated under this Section 24.4, the Owner shall be obligated to pay to the Contractor the amounts specified in clauses (a) through (e) of Section 24.2.4 plus an amount equal to fifty percent (50%) of the agreed margin on the portion of the Works not yet performed (determined by proration of the agreed margin specified in the EPC Price Calculation, based on the ratio of the amount of the Contract Price remaining unpaid (after taking into account the amount specified in Section 24.2.4(a)) to the total Contact Price).

               CALCULATIONS

SECTION 24.5. In this Article 24, the expression "Works executed" shall include all work executed, services provided, all Works, Materials and equipment acquired (or subject to a legally binding obligation to purchase) by the Contractor where title has passed to the Owner, and used or intended to be used for the purpose of the Plant, up to and including the date of termination; provided that the Owner shall not be obligated to pay for any Materials or equipment pursuant to this Article 24 until such Materials and equipment are delivered to the Site.

SECTION 24.6. In this Article 24, in calculating any monies due from the Owner to the Contractor, account shall be taken of any sum previously paid by the Owner

Contract                                                           Page 101(103)

               to the Contractor under the Contract, including any advance payment paid pursuant to Article 9 of the Contract.

ART. 25        CONTRACTORS' SUPPLIERS

SECTION 25.1. The Contractor is responsible for ensuring that all Contractor's Suppliers engaged by it are bound by conditions substantially similar to those which apply to the Contractor in this Contract. Notwithstanding any approval by the Owner of any Contractor's Supplier (including any Key Supplier), the Contractor shall be responsible for and warrant the work and services of all Contractor's Suppliers as if performed by the Contractor; and any such approval by the Owner shall not relieve the Contractor of any of its duties, responsibilities, obligations, Warranties or liabilities under this Contract.

SECTION 25.2. The Contractor shall not subcontract the whole of the Works. The Contractor may use only suppliers pre-qualified in Appendix 3, Ex. 10. All Contractor's Suppliers shall hold any licenses required for them to perform the subcontracted work. With respect to the Key Suppliers, the Contractor shall use the suppliers and equipment designated by the Owner with the consent of the Contractor, which consent shall not be unreasonably withheld, and the Owner shall have the right to review and approve the specifications, including performance and availability guarantees and other technical portions of the contracts with such Key Suppliers. In the event that the Contractor wishes to use other Key Suppliers, the Owner's prior consent shall be required, which shall not be unreasonably withheld, and appropriate modifications shall be made to Appendix 3 to conform to the subcontracts with such Key Suppliers, provided that in no event shall the applicable technical specifications and performance requirements be reduced below those currently in Appendix 3. To the extent that any availability guarantees are contained in Appendix 3, Ex. 3.7, the Contractor shall ensure that the same availability guarantees are contained in its subcontracts with the relevant Key Suppliers.

Contract                                                           Page 102(104)

SECTION 25.3. No subcontract or purchase order shall bind or purport to bind the Owner but all subcontracts shall contain a provision permitting assignment thereof and all warranties contained therein to the Owner upon the Owner's written request as provided in the Contract, provided that any security for payments to the Contractor's Supplier under the assigned subcontract is not adversely affected by such assignment. The Contractor shall furnish the Owner with such information relative to the Contractor's Suppliers as the Owner may reasonably request. Upon termination of this Contract, the Contractor shall deliver to the Owner a copy of each subcontract with respect to which the Owner has a right of assignment from the Contractor, including the price payable thereunder so that the Owner can decide whether or not to exercise its right of assignment.

SECTION 25.4. The Contractor shall include in all subcontracts a prohibition on assignment or subcontracting of the entire obligation by any Contractor's Supplier of its obligations under its respective subcontract.

SECTION 25.5. The Contractor's contracts with each Contractor's Suppliers shall include an initial supply of Major Capital Spares. The Contractor will secure the undertaking from Key Suppliers to provide the ability to supply Major Capital Spares and any other spare parts that are not readily available from other vendors as a standard product for a period of at least ten (10) years from Acceptance. In the case of data processing equipment the same period of time as above shall apply, but instead of "spare parts", "spare parts or replacement unit or repair of such part or unit" shall apply. Should a Contractor's Supplier's business be discontinued, the Contractor shall provide design drawings and other necessary manufacturing documentation to the Owner and procure the right for the Owner to use such documentation for manufacturing the parts in question without hindrance of patents, registered designs or other industrial property rights, whereupon the Contractor shall be released from its obligations under the second sentence of this Section 25.5 in respect of such spare parts.

Contract                                                           Page 103(105)

               Upon expiry of the Defects Liability Period, the Contractor shall validly assign to the Owner such Contractor's Supplier's warranties as remain in effect at that time.

SECTION 25.6. PAYMENT OF CONTRACTOR'S SUPPLIERS; RELEASE OF LIENS; ERFULLUNGSGEHILFEN. Contractor's Suppliers shall be deemed persons employed by the Contractor in the performance of its obligations (ERFULLUNGSGEHILFEN) within the meaning of
               Section 278 BGB. The Contractor shall pay promptly for all its labor, equipment, subcontracts and other materials and supplies used in connection with the Works. If any liens are filed against the Plant or the Site in respect of the Works, the Contractor shall immediately either (i) pay the amount in question or (ii) cause the release of such liens by arranging for the issuance of bonds or other reasonably satisfactory security.

SECTION 25.7. NO PAYMENTS BY SUPPLIERS. The Contractor shall not, directly or indirectly, receive or accept any payments from any suppliers (other than as provided in the relevant subcontract) in connection with or related to the Works except as may be approved in writing by the Owner. The Contractor shall not, without the prior written consent of the Owner, reduce the scope of work of any Key Supplier. The Contractor shall not offset against payments otherwise due to any Supplier, if such offset could jeopardize the performance of such Contractor's Supplier's obligations relating to this Contract.

SECTION 25.8. ASSIGNMENT OF WARRANTY CLAIMS. (a) The Contractor hereby makes the Owner an irrevocable and indefinite offer to assign all warranty claims (including availability guarantees) against Key Suppliers. The Owner shall have the right to accept this offer as a whole or with regard to (i) individual Contractor's Suppliers or (ii) performance guarantees with respect to any Contractor's Supplier, by notice to the Contractor. To the extent that the Owner accepts the offer of assignment of warranty claims (but not in the case of the assignment of the availability guarantees as provided in paragraph (b)) with respect to a Contractor's Supplier, the Contractor's warranty obligation

Contract                                                           Page 104(106)

               with respect to such Contractor's Supplier's scope of work shall be extinguished but the Contractor's warranty obligation with regard to all warranty claims which are not assigned shall remain unaffected.

               (b) Promptly after Acceptance, the Contractor shall assign to the Owner the availability guarantees by the relevant Key Suppliers under their subcontracts. The valid assignment of such rights by the Contractor will satisfy the Contractor's obligations in respect of the corresponding availability guarantees in Appendix 3, Ex. 3.7.

               (c) In case of assignment of any warranty or performance guaranty obligation (including availability guarantees), the Contractor shall support the Owner in enforcing the warranty and shall supply the Owner promptly upon request with all necessary documents and information.

ART. 26        FORCE MAJEURE

SECTION 26.1. EVENTS OF FORCE MAJEURE. An "Event of Force Majeure" shall mean any circumstance not within the reasonable control, directly or indirectly, of the Party affected, but only if and to the extent that (i) such circumstance, despite the exercise of reasonable diligence, cannot be or be caused to be prevented, avoided or removed by such Party, (ii) such event or series of the same or different events materially adversely affects the ability of the Party affected to perform its obligations under this Contract, and such Party has taken all reasonable precautions, due care, and reasonable alternative measures in order to avoid the effect of such event on such Party's ability to perform its obligations under this Contract and to mitigate the consequences thereof,
               (iii) such event is not the result of the failure of such Party to perform any of its obligations under this Contract.

SECTION 26.2. "Force Majeure" shall, subject to Section 26.1, include the following:

               (a) war, hostilities or warlike operations (whether a state of war be declared or not), invasion, act of foreign enemy;

Contract                                                           Page 105(107)

               (b) ionizing radiation, or contamination by radioactivity from any nuclear fuel, or from any nuclear waste from the combustion of nuclear fuel, radioactive toxic explosive or other hazardous properties of any explosive nuclear assembly or nuclear component thereof, but not including goods and material such as measuring, monitoring and testing devices, that use low levels of radiation, in each case from a source outside of the Site;

               (c) rebellion, revolution, insurrection, mutiny, usurpation of civil or military government or civil war, or any, riot, civil commotion or terrorist acts;

               (d) confiscation, nationalization, mobilization, commandeering or requisition by or under the order of any government or de jure or de facto authority or ruler or any other act or failure to act of any local state or national government authority;

               (e) strikes, lock outs or other industrial actions (in each case that are national, regional or sector-wide), sabotage, embargo, shipwreck, epidemics, quarantine;

               (f) earthquake, landslide, volcanic activity, fire, flood or inundation, tidal wave, typhoon or cyclone, hurricane, storm, lightning, nuclear waves and pressure waves caused by aircraft or other aerial devices travelling at sonic or supersonic speeds, or other natural or physical disaster;

               (g) shortage of labor, materials or shortage or restriction of utilities where caused by circumstances that are themselves Force Majeure.

SECTION 26.3.  The following shall in no event be considered an Event of Force
               Majeure:

               (i) late performance by the Contractor caused by the acts or omissions of subcontractors or Contractor's Suppliers (other than acts or omissions caused by an Event of Force Majeure), by the Contractor's failure to

Contract                                                           Page 106(108)

                      hire an adequate number of personnel or labor or by inefficiencies on the part of the Contractor;

               (ii) delays resulting from reasonably foreseeable unfavorable weather or sea conditions or other similarly reasonably foreseeable adverse conditions;

               (iii) delays resulting from ground or soil conditions at the Site or from ground conditions at other sites where Work is being performed or parts of the Works are stored or maintained;

               (iv) economic hardship of the Contractor or any of its affiliates or its or their inability to pay debts;

               (v) the late payment by the Owner or the Contractor of money when otherwise due in accordance with the Contract;

               (vi) infringements by the Contractor or any of the Contractor's Suppliers or their affiliates of any Intellectual Property Rights; and

               (vii) delays resulting from late submission of documents and/or drawings to either the Independent Engineer or the Owner which does not afford the Independent Engineer and/or the Owner with sufficient time to review, approve or make a judgment on their content (unless such delays are caused by circumstances that are themselves Force Majeure, in which case such delays shall also be considered Force Majeure).

               (viii) delays relating from strikes, lockouts or other industrial action which relate to any dispute between the Contractor, its affiliates or any Contractor's Supplier and their respective directors, officers, employees or agents.

               In the event that the Works or any part thereof are damaged pursuant to an Event of Force Majeure which is covered by insurance, and provided the

Contract                                                           Page 107(109)

               insurance policy provides coverage for such event in accordance with the insurance required under Article 14, the Contractor shall make good such loss and damage at its own expense insofar as such loss and damage exceeds the amount of insurance proceeds, unless the Banks elect not to make the insurance proceeds available to the Contractor for such purpose and the Contractor is released pursuant to Section 13.2.

SECTION 26.4. If either Party is prevented or delayed from or in performing any of its obligations under the Contract by an Event of Force Majeure, then it shall promptly (and in any event within fourteen
               (14) Days) after the occurrence of such event notify the other Party in writing of the occurrence of such event, the circumstances thereof and the measures it is taking to avoid the effects or mitigate the consequences thereof. Within a reasonable time following the date of termination of such Force Majeure, the Party having invoked such Force Majeure as a cause for such delay shall submit to the other Party reasonable proof of the nature of such delay, its effect upon the time of performance and the actions being taken to comply with clause (ii) of Section 26.1. The Parties shall thereupon consult with one another concerning the effect of such delay upon the Detailed Program and Time Schedule and the Time Schedule shall be equitably adjusted by the Parties in accordance with Section 8.9 to take into account such effect and the ability of the Contractor to reschedule project activities to avoid or minimize overall delays resulting from the Event of Force Majeure. Both Parties shall use their best efforts to prevent and reduce to a minimum and mitigate the effect of any delay occasioned by any Force Majeure and to fulfil its obligations under the Contract, including recourse to alternate acceptable sources of services, equipment, Materials, or Contractor's Equipment. In case such mitigating actions or costs associated with the reinstatement of performance have any impact on the cost, the provisions of Section 9.8 shall apply and the Parties shall consider them as Changes and treat them accordingly, but without prejudice to either Party's right to terminate the Contract pursuant to Section 26.7.

Contract                                                           Page 108(109)

SECTION 26.5. The Party affected by an Event of Force Majeure shall be excused from the performance or punctual performance of its obligations under the Contract for so long as the relevant event of Force Majeure continues and to the extent that such Party's performance is prevented, hindered or delayed. The Time Schedule shall be extended accordingly, provided that the Party has provided prompt notice of such delay in accordance with Section 26.4 and all efforts to mitigate the effects as per Section 26.4 above have been exhausted.

SECTION 26.6. No delay or non-performance by either Party hereto caused by the occurrence of any event of Force Majeure shall:

               (a)    constitute a default under or breach of the Contract; or

               (b) give rise to any claim for damages or, except as provided in Section 26.4, additional cost or expense occasioned thereby, by either Party.

SECTION 26.7. If the performance of the Contract is substantially prevented or delayed for a continuous period of more than two hundred thirty
               (230) Days on account of one or more events of Force Majeure, the Parties will attempt to develop a mutually satisfactory solution, including an appropriate Change Order to reflect any increased costs, failing which either Party may terminate the Contract by giving a notice to the other, but without prejudice to either Party's right to terminate the Contract under Article 24.

SECTION 26.8. In the event of termination pursuant to Section 26.7 above, the rights and obligations of the Parties shall be as specified in Sections 24.1.3 and 24.1.5 (but without including the cross reference to Section 24.1.6).

ART. 27        COPYRIGHT AND CONFIDENTIALITY

SECTION 27.1. Subject to Section 27.2, the copyright in all drawings, documents and other materials containing data and information furnished to one Party by the other Party shall remain vested in the supplying Party, or if they are furnished by any third party, directly or indirectly, including suppliers of Materials and

Contract                                                           Page 109(111)

               equipment, the copyright in such materials shall remain vested in such third party.

               CONFIDENTIAL INFORMATION

SECTION 27.2. The Owner and the Contractor shall keep confidential and shall not, without the written consent of the other party hereto, divulge to any third party or use, other than on behalf of the other party hereto, any Confidential Information. To the extent possible, Confidential Information shall be stamped or labeled "Confidential" or if designated orally as Confidential Information, such indication shall be confirmed in writing within thirty (30) Days. Notwithstanding the foregoing, all financial information (including the financial model) provided to or otherwise obtained by a Party shall be Confidential Information. Notwithstanding the above, the Contractor may furnish to its Contractor's Suppliers Confidential Information to the extent required for the Contractor's Suppliers to perform its/their work under the Contract, and the Owner may furnish Confidential Information to the Banks in connection with the financing of the Plant. If disclosure to a third party is authorized or disclosure to the Banks or the Contractor's Suppliers is made under this
               Section 27.2, the Contractor or the Owner, as applicable, shall obtain from such third party, Contractor's Supplier or Banks, as applicable, a confidentiality undertaking containing terms and conditions identical to this Section 27.2 contains.

SECTION 27.3. The Owner shall not use Confidential Information for any purpose other than the management, operation, maintenance, rebuild and capacity increase, production optimization, authority inspection and divestment of the Plant and in case of termination, for the completion of the Plant. In such case, any third party involved by the Owner for any of the above purposes shall be bound by a similar confidentiality obligation. Similarly, the Contractor shall not use Confidential Information for any purpose other than the design, procurement

Contract                                                           Page 110(112)

               of the Works, construction or such other work and services as are required for the performance of the Contract.

SECTION 27.4. The obligation of a Party under Section 27.2 and 27.3 above, however, shall not apply to that information which:

               (a) now or hereafter enters the public domain through no fault of that Party; or

               (b) can be proven to have been possessed by that Party at the time of disclosure, either without limitation on disclosure to others or which subsequently becomes free of such limitation, and which was not previously obtained, directly or indirectly, from the other Party hereto; or

               (c) belongs to the other Party and lawfully becomes available to the Party from a third party that has no obligation of confidentiality to the other Party;

               (d) is required by the Banks and/or is required by any Relevant Authorities in connection with the Plant, in which case the other Party shall be informed prior to such disclosure so that precautions with respect to proprietary information may be taken; or

SECTION 27.5. Each of the Contractor and the Owner represent to the other that it has a policy and procedure designed to protect trade secret rights and its own proprietary information including notices to its employees to prevent unauthorized publication and disclosure of such information. The Contractor and the Owner respectively agree that Confidential Information shall be subject to such policy and procedure.

SECTION 27.6. Each party hereto agrees to safeguard any documents which the other party may supply to it hereunder. The Contractor may make copies of such documents only to the extent necessary for the performance of the Works.

Contract                                                           Page 111(113)

               Upon the expiry of the Defects Liability Period, the Contractor shall return to the Owner all documents supplied by the Owner and destroy all copies thereof. Should the Contractor, however, desire to retain certain documents and receives the Owner's written approval therefor, the Contractor shall treat said documents as it does Confidential Information.

SECTION 27.7. The Contractor also agrees to enter into confidentiality agreements with third parties upon the Owner's request and to keep in force confidentiality agreements concerning third parties' proprietary information, which agreements shall permit the Contractor to use such parties' proprietary information in the Works.

SECTION 27.8. The Contractor agrees to disclose or cause to be disclosed promptly to the Owner all inventions which the Contractor, or any officer, director, employee, servant or agent of the Contractor or any Affiliated Supplier may make which are wholly or in part based upon or derived from information proprietary to the Owner. All right, title and interest in and to such inventions shall belong to the Owner or its designee. The Contractor agrees to execute or cause to be executed all documents and perform or cause to be performed other lawful acts which the Owner may deem desirable or necessary to perfect its or its designee's title thereto and to obtain and maintain or cause to be obtained and maintained patent coverage thereon, provided that the Contractor may condition its compliance with any such request on the Owner's agreement to reimburse the Contractor for all reasonable expenses incurred in connection therewith. "Affiliated Supplier" means any Contractor's Supplier that controls, is controlled by, or is under common control with, the Contractor. For purposes hereof, control of any entity shall be determined by the beneficial ownership of at least fifty percent (50%) in voting power of the equity interest in such entity.

Contract                                                           Page 112(114)

SECTION 27.9. The above provisions of this Section 27 shall not in any way modify any undertaking of confidentiality given by either of the Parties hereto prior to the date of the Contract in respect of the Plant or any part thereof.

SECTION 27.10. The provisions of this Section 27 shall survive Acceptance and termination of the Contract for whatever reason for a period of ten (10) years.

ART. 28        GOVERNING LAW; DISPUTES

SECTION 28.1. The Parties are obliged to do their utmost to settle any arising dispute in good faith. If this is not possible Articles 28.2 and
               28.3 shall apply.

SECTION 28.2. This Contract shall be governed by, and disputes shall be judged and settled in accordance with German law, excluding, however, the Vienna Convention of "April 1980" named "Convention of Contracts for the International Sale of Goods".

SECTION 28.3. Any dispute arising out of or in connection with the Contract shall be finally and exclusively settled by arbitration pursuant to the "DEUTSCHE INSTITUTION FUR SCHIEDSGERICHTSBARKEIT". The venue of arbitration proceedings shall be Berlin. The language to be used in arbitration proceedings shall be English.

ART. 29        INDEMNITY OBLIGATIONS

               CONTRACTOR'S INDEMNITY OBLIGATIONS

SECTION 29.1.  (a)    The Contractor shall indemnify and hold harmless the Owner and its employees and officers from and against any and all suits, actions or administrative proceedings, claims, demands, losses, damages, costs and expenses of whatsoever nature, including attorneys fees and expenses, for injury to, or sickness, disease or death of, any persons
                      (including employees of the Contractor and the Contractor's Suppliers) and for loss of or damage to the property of third parties which directly or indirectly arise out of or result from any negligent, illegal, reckless or tortious act or omission of the Contractor or any Contractor's Supplier

Contract                                                           Page 113(115)

                      or anyone directly or indirectly employed by any of them, or anyone for whose acts such person may be liable in connection with activities under the Contract.

               (b) The Contractor shall indemnify and hold harmless the Owner and its employees and officers from and against any and all suits, actions or administrative proceedings, claims, losses, and damages by the Relevant Authorities or any third party asserting rights under or by virtue of the relevant Law, and costs and expenses of whatever nature whatsoever relating thereto, including attorneys fees and expenses and any fines or penalties imposed by Relevant Authorities, which directly or indirectly arise out of or result from any violation of Law (including Permits) by the Contractor in connection with its activities under this Contract.

               OWNER'S INDEMNITY OBLIGATIONS

SECTION 29.2.  (a)    The Owner shall indemnify and hold harmless the Contractor and its employees and officers from and against any and all suits, actions or administrative proceedings, claims, demands, losses, damages, costs and expenses of whatsoever nature, including attorneys fees and expenses, for injury to, sickness, disease or death of, any persons (including employees of the Owner) and for loss of or damage to the property of third parties which directly or indirectly arise out of or result from any negligent, illegal, reckless or tortious act or omission of the Owner or any of the Owner's subcontractors (other than the Contractor) or anyone directly or indirectly employed by any of them, or anyone for whose acts such person may be liable in connection with activities under the Contract.

               (b) The Owner shall indemnify and hold harmless the Contractor and its employees and officers from and against any and all suits, actions or administrative proceedings, claims, losses and damages by the

Contract                                                           Page 114(116)

                      Relevant Authorities or any third party asserting rights under or by virtue of the relevant Law, and costs and expenses of whatever nature whatsoever relating thereto, including attorneys fees and expenses and any fines or penalties imposed by Relevant Authorities, which directly or indirectly arise out of or result from any violation of Law (including Permits) by the Owner in connection with its activities under this Contract.

SECTION 29.3. If any proceedings are brought or any claim is made arising out of the matters referred to in Section 29.1 or 29.2 above, the Party seeking indemnification (the "Indemnified Party") shall promptly give the other Party (the "Indemnifying Party") a notice thereof, and the Indemnifying Party shall at its own expense and in the Indemnified Party's name conduct such proceedings or claim and any negotiations for the settlement of any such proceedings or claim.

SECTION 29.4. If the Indemnifying Party fails to notify the Indemnified Party within twenty-eight (28) Days of receipt of such notice that it intends to conduct any such proceedings or claim, then the Indemnified Party shall be free to conduct the same on its own behalf. Unless the Indemnifying Party has so failed to notify the Indemnified Party within the twenty-eight (28) Day period, the Indemnified Party shall make no admission which may be prejudicial to the defense of any such proceedings or claim.

SECTION 29.5. The Indemnified Party shall, at the Indemnifying Party's request, assist the Indemnifying Party in conducting such proceedings or claim, and shall be reimbursed by the Indemnifying Party for all reasonable expenses incurred.

ART. 30        MISCELLANEOUS

SECTION 30.1. Notwithstanding anything contained to the contrary in this Contract, except to the extent of the liquidated damages provided for in this Contract, the Contractor shall in no case be liable to the Owner for any indirect and/or consequential loss or damage, including loss of production, loss by reason of Plant shutdown or inability to operate at a certain capacity, claims of

Contract                                                           Page 115(117)

               customers or suppliers, capital interest costs and the like. This limitation of liability shall not apply in the event of willful misconduct on the part of the Contractor.

SECTION 30.2. The Contractor shall be an independent supplier performing the Contract. The Contract does not create any agency, partnership, joint venture or other joint relationship between the Parties hereto.

SECTION 30.3. Subject to the provisions of the Contract, the Contractor shall be solely responsible for the manner in which the Contract is performed. All employees, representatives or Contractor's Suppliers engaged by the Contractor in connection with the Performance of the Contract shall be under the complete control and responsibility of the Contractor and shall not be deemed to be employees of the Owner, and nothing contained in the Contract or in any subcontract awarded by the Contractor shall be construed to create any contractual relationship between any such employees, representatives or Contractor's Suppliers and the Owner or relieve the Contractor from any of its obligations hereunder.

SECTION 30.4. Subject to Section 30.5 below, any relaxation, forbearance, delay or indulgence by either Party in enforcing any term of this Contract or the granting of an extension of time by either Party to the other shall not be considered a waiver of any right thereafter to insist upon strict adherence to that term or any other term of this Contract, nor shall any waiver by either Party of any breach of this Contract operate as waiver of any subsequent or continuing breach of this Contract.

SECTION 30.5. Any waiver of a Party's rights, powers or remedies under the Contract must be in writing, must be dated and signed by an authorized representative of the Party granting such waiver, and must specify the right and the extent to which it is being waived.

Contract                                                           Page 116(118)

SECTION 30.6. Subject to the payment of any amounts due under Section 24.2.4, the Contractor shall not be entitled to claim a right of retention with respect to any plans, drawings, or descriptions, or, in the event of termination of the Contract, agreements or contracts, invoices, accounting records or other documents relating to the Works.

SECTION 30.7. If any provision or condition of the Contract is prohibited or rendered invalid or unenforceable, such prohibition, invalidity or unenforceability shall not affect the validity or enforceability of any other provisions and conditions of the Contract. In such event the Parties shall, by amendment to this Contract, properly replace such provision by a reasonable new provision or provisions which, as far as legally possible, shall approximate what the Parties intended by such original provision and the purpose thereof.

               The performance criteria and Performance Requirements of the Contractor provided in Articles 17, 18, 19 and set forth in Appendix 3 and the warranties set forth in Article 20 shall not be considered or construed as "GARANTIEN" within the meaning of Sections 444 and 639 BGB (new version). The Parties recognize that there is presently some uncertainty as to whether limitations of liability of the type agreed upon in the Contract with respect to such performance standards of the Contractor will be held valid under the terms of the new German Civil Code. In the event that such limitations of liability are deemed invalid or the performance standards are deemed to be "GARANTIEN" under
               Section 444 or 639 BGB (new version), the Owner agrees not to claim any rights or assert any claims inconsistent with the intended limitations on the liability of the Contractor under the Contract.

               Notwithstanding the foregoing, the Parties agree that the Owner shall not be required to establish fault ("VERSCHULDEN") on the part of the Contractor in connection with a claim for liquidated damages or a claim under the warranties contained in Article 20.

Contract                                                           Page 117(119)

SECTION 30.8. Unless otherwise stated in the Contract, all notices to be given under the Contract shall be in writing, and shall be sent by personal delivery, airmail post, special courier, facsimile or e-mail to the address of the relevant Party set out herein in accordance with the following provisions.

SECTION 30.9. Any notice sent by facsimile or e-mail shall be confirmed within two (2) Business Days after dispatch by notice to be sent by post or special courier, except as otherwise agreed between the Parties.

SECTION 30.10. Any notice sent by post or special courier shall be deemed (in the absence of evidence of earlier receipt) to have been delivered two (2) Business Days after dispatch. In proving the fact of dispatch, it shall be sufficient to show that the envelope containing such notice was properly addressed, stamped and conveyed to the postal authorities or courier service for transmission by post or special courier.

SECTION 30.11. Any notice delivered personally or sent by facsimile or e-mail shall be deemed to have been delivered on the date of its dispatch.

SECTION 30.12. Either Party may change its postal, facsimile or e-mail address or addressee for receipt of such notices by ten (10) Days notice to the other Party in writing.

SECTION 30.13. Notices shall be deemed to include any approvals, consents, instructions, orders and certificates to be given under the Contract.

SECTION 30.14. The Contract constitutes the entire Agreement between the Owner and the Contractor with respect to the subject matter of the Contract. All previous documents, undertakings and agreements, whether verbal, written or otherwise, between the Parties concerning the subject matter hereof are hereby cancelled and shall not affect or modify any of the terms or obligations set forth in this Contract. In addition, anything mentioned in the text of any Appendix and not shown on the drawings made part thereof or shown on such drawings and not mentioned in such Appendices shall be of like effect as if shown or mentioned in both.

Contract                                                           Page 118(120)

SECTION 30.15. No amendment or other variation of the Contract shall be effective unless it is in writing, is dated, expressly refers to the Contract, and is signed by a duly authorized representative of each Party hereto.

ART. 31        CONTRACT LANGUAGE

               Except as otherwise specifically provided to the contrary, all documents, notices, waivers and all other communications written or otherwise between the Owner and the Contractor in connection with this Contract shall be English. However, the Contractor is obligated to prepare all documents which are required by the respective authorities (including for obtaining Permits), as well as the main technical documents and drawings including manuals and "as built" drawings, in German. Also, all training and all training, operation and maintenance manuals and instructions, signs and manuals shall be in German.

ART. 32        COMMENCEMENT DATE

               The Parties shall proceed with the activities under this Contract when the conditions set forth below have been fulfilled:

               - the Contract has been signed by both Parties and the Direct Agreement has been signed by the parties thereto;

               - loan agreements for the construction of the Plant shall have been executed by the Owner and the Banks and shall be in full force and effect and all conditions for their initial drawdown shall have been met or waived, except for the receipt by the lenders of the Notice of Commencement Date, which shall be executed and delivered to the Banks by the Contractor and the Owner concurrently with the execution and delivery to the Contractor and the Owner of the Banks' declaration of the satisfaction of the conditions precedent for initial drawdown under the loan agreements;

Contract                                                           Page 119(121)

               - the Permits specified in items 1.1, 2, 3 and 5 of Appendix 3, Ex. 4.4 have been obtained, are not the subject of pending appeal as of August 22, 2002 and, except as set forth in paragraph 8 of Appendix 3, Ex 4.4, are not the subject of pending modifications;

               - the bank guarantee as per Section 10.1 hereof has been received by the Owner and is in full force and effect;

               - the Contractor has delivered to the Owner a Parent Company Guaranty in the form set forth in Appendix 2, Ex. 10;

               - an advance payment in an amount equal to five percent (5%) of the Contract Price has been received by the Contractor; and

               - the Pre-Activity Period specified in the Pre-Activity Agreement has expired.

               The Owner and the Contractor shall advise each other regarding their progress toward the satisfaction of the foregoing conditions and, when the conditions are satisfied, shall execute and deliver a joint notice of Commencement Date substantially in the form set forth in Appendix 2, Ex. 1 specifying the occurrence of the Commencement Date.

ART. 33        ASSIGNMENT; TRANSFER

               Without written permission from the other Party neither the Owner nor the Contractor is entitled to assign or transfer the Contract or any right, interest or obligation therein to a third party, except in the event of assignments in connection with termination pursuant to Section 24.1.3(d) and, in the case of the Owner, assignment of its rights under the Contract to the Banks and except that, for the purpose of financing the construction of the Plant, the Owner and the Contractor may assign or create a security interest over its rights and interests under or pursuant to this Contract. The Contractor agrees to cooperate with the Banks and to provide such acknowledgements of any

Contract                                                           Page 120(122)

               assignment by the Owner to the Banks in such terms as the Banks may reasonably require. Any actual, attempted or purported sale, assignment or other transfer by a Party of any of its rights or obligations or interests in, under or pursuant to this Contract that does not comply with the terms of this Section 33 shall be null, void and of no force or effect.

This Contract may be executed in one or more counterparts, each of which when so executed will be deemed an original, and such counterparts together shall constitute one and the same instrument.

Frankfurt August 26/02
          -----------------------

/s/ Wolfram Ridder                    /s/ Norbert Kreutzer
--------------------------------------------------------------------------------

/s/ Harald Gatzke                     /s/ Rolf Neuwinger
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Owner                                 Contractor

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH


                                   APPENDIX 1

                                DIRECT AGREEMENT

CLIFFORD
CHANGE
PUNDER                                                            EXECUTION COPY

                              DATED    August 2002

                             ZELLSTOFF STENDAL GMBH

                                       and

                           RWE INDUSTRIE-LOSUNGEN GMBH

                                       and

                                RWE SOLUTIONS AG

                                       and

                       BAYERISCHE HYPO-UND VEREINSBANK AG

                      ------------------------------------

                          CONTRACTOR'S DIRECT AGREEMENT

                      ------------------------------------

                                    CONTENTS

CLAUSE                                                                      PAGE
1.       DEFINITIONS AND INTERPRETATION........................................1

2.       CONSENT TO SECURITY...................................................6

3.       ACKNOWLEDGEMENT.......................................................6

4.       PAYMENT SECURITY......................................................6

5.       NOTIFICATION..........................................................7

6.       SUSPENSION DEFAULT NOTICE AND SUSPENSION OF PERFORMANCE...............7

7.       TERMINATION DEFAULT NOTICE AND TERMINATION............................8

8.       STATEMENT OF AMOUNTS DUE.............................................10

9.       WARRANTY OF ACCURACY.................................................11

10.      STATEMENTS TO BE PRIMA FACIE EVIDENCE................................11

11.      SUSPENSION OF WORKS..................................................12

12.      STEP-IN NOTICE.......................................................13

13.      CONSENT OF THE CONTRACTOR............................................13

14.      ASSUMPTION...........................................................14

15.      RIGHTS AND OBLIGATIONS ON ASSUMPTION.................................14

16.      STEP-OUT.............................................................15

17.      NOVATION PROPOSAL....................................................16

18.      CONSENT OF THE CONTRACTOR............................................16

19.      NOVATION.............................................................16

20.      REVIVAL OF REMEDIES..................................................18

21.      CONSIDERATION........................................................19

22.      GUARANTOR'S CONTINUING OBLIGATIONS...................................19

23.      LEGAL AND BINDING OBLIGATIONS........................................20

24.      STANDARD OF WORK.....................................................20

25.      ACCESS TO SITE AND INFORMATION.......................................20

26.      FORCE MAJEURE........................................................20

27.      INSURANCE............................................................21

28.      RESTRICTIONS ON OWNER'S RIGHTS AND OBLIGATIONS.......................21

29.      ASSIGNMENT...........................................................21

30.      BENEFIT..............................................................22

31.      NO ASSIGNMENT........................................................22

32.      NO WAIVER............................................................22

33.      COUNTERPARTS.........................................................22

34.      NO OTHER CLAIMS......................................................22

35.      NO SET-OFF...........................................................22

36.      PAYMENT OF MONIES....................................................23

37.      CONFIDENTIALITY......................................................23

38.      NOTICES..............................................................23

39.      GOVERNING LAW........................................................25

SCHEDULE 1 ADDITIONAL OBLIGOR ACCESSION MEMORANDUM............................26

SCHEDULE 2 SUBSTITUTE ACCESSION MEMORANDUM....................................28

THIS AGREEMENT is made on           August 2002

BETWEEN

(1)       ZELLSTOFF STENDAL GMBH (the "OWNER");

(2)       RWE INDUSTRIE-LOSUNGEN GMBH (the "CONTRACTOR");

(3)       RWE SOLUTIONS AG (the "GUARANTOR"); and

(4) BAYERISCHE HYPO-UND VEREINSBANK AG (the "SECURITY AGENT", which expression shall include any trustee for the time being appointed pursuant to the Security Pooling Agreement).

WHEREAS

(A) The Owner and the Contractor have entered into the Construction Contract in relation to the Works.

(B) The Guarantor has entered into the Parent Company Guarantee and the Contractor has procured the Advance Payment, Performance and Defects Liability Period Guarantees as security for the obligations of the Contractor under the Construction Contract.

(C) Pursuant to the Finance Documents, the Lenders have agreed to make financial accommodation available to the Owner for the purpose of financing the Plant.

(D) It is a condition precedent to the financial accommodation being made available by the Lenders that this Agreement is executed and delivered by the parties hereto.

IT IS AGREED as follows:

                                     PART 1
                         DEFINITIONS AND INTERPRETATION

1.        DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS
          Except where the context otherwise requires, in this Agreement the following terms and expressions shall bear the following meanings:

          "ADDITIONAL OBLIGOR" shall bear the meaning ascribed thereto in Clause 12;

          "ADDITIONAL TERMINATION STANDSTILL PERIOD" shall bear the meaning ascribed thereto in Clause 7.3;

          "ADVANCE PAYMENT, PERFORMANCE AND DEFECTS LIABILITY PERIOD GUARANTEES" means the bank guarantees provided or to be provided by or on behalf of the Contractor in favour of the Owner referred to in clause 10.1 of the Construction Contract and in the forms appearing in appendix 2 of the Construction Contract (or in such other form as may be agreed by the parties hereto);

          "ASSUMPTION DATE" shall bear the meaning ascribed thereto in Clause 14;

          "CONSTRUCTION CONTRACT" means the agreement dated on or about the date hereof entered into between the Contractor and the Owner for, inter alia, the engineering, design, procurement, construction, erection and start-up of a kraft pulp mill and the training of certain of the Owner's employees;

          "CHANGE ORDERS" shall bear the meaning ascribed thereto in the Construction Contract;

          "DEFAULT NOTICE" means, as the case may be, a Suspension Default Notice or a Termination Default Notice;

          "EFFECTIVE DATE" shall bear the meaning ascribed thereto in Clause 17;

          "FACILITY AGREEMENT" means the project financing facility agreement dated on or about the date hereof made between the Owner, the Security Agent, Bayerische Hypo-und Vereinsbank AG as original lender and Bayerische Hypo-und Vereinsbank AG as arranger;

          "FINANCE DOCUMENTS" means any agreement entered into with any Permitted Subsidiary in connection with the financing of the wood supply or logistics aspects of the Project, the Hedging Agreements, the Security Agreements, the Shareholders' Undertaking Agreement, the RWE Solutions AG Guarantee, any agreement regarding Shareholder Loans and the corresponding subordination declarations, the Stand-By Equity Security, the Fee Letter, any waiver requests, waivers and other binding notifications, the Parent Company Guarantee, the Step-in Rights Agreement between SP Holding, RWE-IN, FAHR and the Agent, the State Guarantee and any other document in relation to the financing of the Project (as each of the foregoing terms is defined in the Facility Agreement), the Advance Payment, Performance and Defects Liability Period Guarantees, the Facility Agreement and this Agreement;

          "FIRST ADDITIONAL SUSPENSION STANDSTILL PERIOD" shall bear the meaning ascribed thereto in Clause 6.3;

          "INITIAL SUSPENSION STANDSTILL PERIOD" shall bear the meaning ascribed thereto in Clause 6.2;

          "INITIAL TERMINATION STANDSTILL PERIOD" shall bear the meaning ascribed thereto in Clause 7.2;

          "LENDERS" means the banks or other financial institutions providing financial accommodation to or at the request of the Owner which is secured by, inter alia, the Security Document;

          "MILESTONES" shall bear the meaning ascribed thereto in the Construction Contract;

          "NOVATION NOTICE" shall bear the meaning ascribed thereto in Clause 17;

          "PARENT COMPANY GUARANTEE" means the guarantee given by the Guarantor in favour of the Owner in respect of, inter alia, the present and future obligations of the Contractor to the Owner under the Construction Contract;

          "PETITION" shall bear the meaning ascribed thereto in Clause 6.2;

          "PLANT" shall bear the meaning ascribed thereto in the Construction Contract;

          "REVIVAL DATE" shall bear the meaning ascribed thereto in Clause 20;

          "SECOND ADDITIONAL SUSPENSION STANDSTILL PERIOD" shall bear the meaning ascribed thereto in Clause 6.4;

          "SECURITY DOCUMENT" means the global assignment agreement dated on or about the date hereof made between the Owner and the Security Agent.

          "SECURITY POOLING AGREEMENT" means the agreement dated on or about the date hereof made between the Owner, the Security Agent, Bayerische Hypo- und Vereinsbank AG as original lender and as hedging counterparty, RWE Industrie-Losungen GmbH, Stendal Pulp Holding GmbH, Mercer International Inc., AIG Altmark Industrie AG, FAHR Beteiligungen AG;

          "SHAREHOLDERS' UNDERTAKING AGREEMENT" means the agreement dated on or about the date hereof made between the Owner, Bayerische Hypo- und Vereinsbank AG (as agent), RWE Industrie-Losungen GmbH, Mercer International Inc., AIG Altmark Industrie AG, Stendal Pulp Holding GmbH and FAHR Beteiligungen AG;

          "SITE" has the meaning given to it in the Construction Contract;

          "STEP-IN NOTICE" shall bear the meaning ascribed thereto in Clause 12;

          "STEP-IN DATE" means the date upon which any Step-in Notice is given pursuant to Clause 12;

          "STEP-IN PERIOD" in relation to an Additional Obligor means the period from and including the Step-in Date to and including the Step-out Date relating to such Additional Obligor;

          "STEP-OUT DATE" in relation to an Additional Obligor means the date upon which any notice served by such Additional Obligor pursuant to Clause 16 expires;

          "SUBSTITUTE" shall bear the meaning ascribed thereto in Clause 17;

          "SUSPENSION DEFAULT NOTICE" shall bear the meaning ascribed thereto in Clause 6.2;

          "STANDSTILL PERIOD" means the Initial Suspension Standstill Period, First Additional Suspension Standstill Period, Second Additional Suspension Standstill Period, Initial Termination Standstill Period and/or Additional Termination Standstill Period, as the case may be;

          "TERMINATION DEFAULT NOTICE" shall bear the meaning ascribed thereto in Clause 7.2; and

          "WORKS" shall bear the meaning ascribed thereto in the Construction Contract.

1.2       INTERPRETATION
          Save where the contrary is indicated, any reference in this Agreement to:

1.2.1     words importing the singular shall include the plural and vice versa;

1.2.2 any person (including without limitation, an Additional Obligor, Lender or Substitute) shall be construed so as to include its and any subsequent successors, transferees and assigns in accordance with their respective interests;

1.2.3 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated, replaced or supplemented;

1.2.4 a Clause and a Part shall, respectively, be construed as a reference to a clause or part to this Agreement; and

1.2.5 the "WINDING-UP", "DISSOLUTION", "ADMINISTRATION", "INSOLVENCY" or "REORGANISATION" of a company or corporation and references to the "LIQUIDATOR", "ASSIGNEE", "ADMINISTRATOR", "RECEIVER", "ADMINISTRATIVE RECEIVER", "MANAGER" or "TRUSTEE" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings or, as the case may be, insolvency representatives or officers under the law of the jurisdiction in which such company or corporation is incorporated or constituted or any jurisdiction in which such company or corporation or, as the case may be, insolvency representative or officer carries on business including without limitation, the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.3       DISCRETIONS
          Any discretion exercisable under the terms of this Agreement by any party hereto shall, unless otherwise provided herein, be exercisable by such party in its absolute discretion and shall not be challengeable on grounds that such discretion shall not have been exercised fairly or reasonably.

1.4       HEADINGS
          Headings are for ease of reference only and shall not affect the construction of this Agreement.

                                     PART 2
                           CONSENT AND ACKNOWLEDGEMENT

2.        CONSENT TO SECURITY

          The Contractor and the Guarantor hereby consent to the Owner's assignment by way of security under the Security Document of all its right, title, benefit and interest under each of the Construction Contract, the Advance Payment, Performance and Defects Liability Period Guarantees and the Parent Company Guarantee (provided that the assignment under the Security Document of the Construction Contract shall not confer on the Security Agent or the Lenders any rights, title, benefit and interest greater than those conferred on the Owner thereunder) and hereby acknowledge receipt of the respective notices of such assignment.

3.        ACKNOWLEDGEMENT

          The Contractor and the Guarantor hereby acknowledge that none of the Security Agent, the Lenders or their respective agents or representatives accept or assume any liabilities or obligations under the Construction Contract, the Advance Payment, Performance and Defects Liability Period Guarantees or the Parent Company Guarantee as a result of the assignment referred to in Clause 2.

4.        PAYMENT SECURITY

          The Contractor and Guarantor agree that if at any time the Contractor requests payment security pursuant to section 648a of the German Civil Code (as the same may be amended from time to time) any obligations of the Owner pursuant to such section shall be fulfilled by the Guarantor in accordance with the terms of the Shareholders Undertaking Agreement and shall be a full discharge of the Owner's obligations thereunder.

                                     PART 3
                             SUSPENSION OF REMEDIES

5.        NOTIFICATION

5.1 The Contractor shall as soon as it becomes aware of any failure of the Owner to perform its material obligations under the Construction Contract immediately notify the Security Agent of such failure.

5.2 The Contractor shall provide to the Security Agent immediately (and in any event within 2 days of the delivery of the relevant notice) a copy of any notice given to the Owner in respect of any failure by the Owner to comply with its obligations under the Construction Contract.

6.        SUSPENSION DEFAULT NOTICE AND SUSPENSION OF PERFORMANCE

6.1 The Contractor acknowledges that its only rights of suspension under the Construction Contract are those set out in sections 23.2 and 26.7 of the Construction Contract.

6.2 The Contractor undertakes not to take any step to suspend or reduce its rate of progress or performance under the Construction Contract or its employment under the Construction Contract, exercise any other right it may have whether under the Construction Contract or otherwise to rescind or terminate the Construction Contract, enforce execution against any of the assets of the Owner or present any petition for the administration, dissolution or winding up of the Owner (a "PETITION") for a period of 30 days (the "INITIAL SUSPENSION STANDSTILL PERIOD") after actual receipt by the Security Agent of written notice (a "SUSPENSION DEFAULT NOTICE") specifying the grounds under which the Contractor may have a right to suspend under section 23.2 (i) - (iii), on the giving of notice in accordance with section 23.2, under the Construction Contract.

6.3 If on or before the expiry of the Initial Suspension Standstill Period the Security Agent (on behalf of the Lenders) by written notice to the Contractor agrees to pay 50% of the actual costs of the Contractor from the date of expiry of the Initial Suspension Standstill Period for a further period 30 days ("FIRST ADDITIONAL SUSPENSION STANDSTILL PERIOD") the Contractor undertakes not to take any step to terminate the Construction Contract or its employment under the Construction Contract, exercise any other right it may have whether under the Construction Contract or otherwise to rescind, suspend the performance of or terminate the Construction Contract, enforce execution against any of the assets of the Owner or present any Petition prior to the expiry of the First Additional Suspension Standstill Period.

6.4 If on or before the expiry of the First Additional Suspension Standstill Period the Security Agent (on behalf of the Lenders) by written notice to the Contractor agrees to pay 100% of the actual costs of the Contractor from the date of expiry of the First Additional Suspension Standstill Period for a period to be determined by the Security Agent (not to exceed 760 days) ("SECOND ADDITIONAL SUSPENSION STANDSTILL PERIOD") the Contractor undertakes not to take any step to terminate the Construction Contract or its employment under the Construction Contract, exercise any other right it may have whether under the Construction Contract or otherwise to rescind, suspend the performance of or terminate the Construction Contract, enforce execution against any of the assets of the Owner or present any Petition prior to the expiry of the Second Additional Suspension Standstill Period.

6.5 The Contractor must continue to perform all its obligations under the Construction Contract after the service by it of a Suspension Default Notice on the Security Agent unless:

6.5.1 the Contractor receives a notice from the Security Agent in accordance with Clause 11.1;

6.5.2 the Initial Suspension Standstill Period or First Additional Suspension Standstill Period (as the case may be) expires and the Security Agent has not agreed to pay the Contractor's costs as contemplated in Clauses 6.3 and 6.4 (as the case may be); or

6.5.3     the Second Additional Suspension Standstill Period expires.

6.6 At the same time and in the same manner that the Contractor sends the Suspension Default Notice to the Security Agent, the Contractor must send a copy of the Suspension Default Notice to the Owner. The Contractor shall, at the same time and in the same manner as provided in the Construction Contract, send a copy of any notice sent to the Owner under section 23.2 of the Construction Contract to the Security Agent.

7.        TERMINATION DEFAULT NOTICE AND TERMINATION

7.1 The Contractor acknowledges that its only rights to terminate the Construction Contract are those set out in sections 24.2 and 26.7 of the Construction Contract.

7.2 The Contractor undertakes not to take any step to terminate the Construction Contract or its employment under the Construction Contract or reduce its rate of progress or performance under the Construction Contract, exercise any other right it may have whether under the Construction Contract or otherwise to rescind or terminate the Construction Contract, enforce execution against any of the assets of the Owner or present any Petition for a period of 30 days in the case of any event set out in section 24.2.2 of the Construction Contract (the "INITIAL TERMINATION STANDSTILL PERIOD") after actual receipt by the Security Agent of written notice from the Contractor together with a certified copy of any notice of its intent to terminate the Construction Contract given to the Owner under section 24.2.1 or
          24.2.2 of the Construction Contract (a "TERMINATION DEFAULT NOTICE") specifying the grounds for termination provided that the Security Agent (on behalf of the Lenders) by written notice to the Contractor agrees within 10 days of actual receipt of the Termination Default Notice to pay 50% of the actual costs of the Contractor from the date of receipt of the Termination Default Notice until the expiry of the Initial Termination Standstill Period,

          Provided that:

          This Clause 7.2 shall not apply in the case of a termination pursuant to section 24.2.2(b) of the Construction Contract where:

          (a) there has been an expiry of the Initial Suspension Standstill Period and no First Additional Suspension Standstill Period is in effect; or

          (b) there has been an expiry of the Initial Suspension Standstill Period and the First Additional Suspension Standstill Period and the Security Agent (on behalf of the Lenders) has not, by written notice to the Contractor, agreed to pay 100% of the actual costs of the Contractor from the date of expiry of the First Additional Suspension Standstill Period, in which case the Contractor shall be entitled to exercise its remedies in accordance with the Construction Contract.

7.3 If on or before the expiry of the Initial Termination Standstill Period the Security Agent (on behalf of the Lenders) by written notice to the Contractor agrees to pay 100% of the actual costs of the Contractor from the date of expiry of the Initial Termination Standstill Period for a period to be determined by the Security Agent (not to exceed 760 days) ("ADDITIONAL TERMINATION STANDSTILL PERIOD") the Contractor undertakes not to take any step to terminate the Construction Contract or its employment under the Construction Contract, exercise any other right it may have whether under the Construction Contract or otherwise to rescind, suspend the performance of or terminate the Construction Contract, enforce execution against any of the assets of the Owner or present any Petition prior to the expiry of the Additional Termination Standstill Period.

7.4 The Contractor must continue to perform all its obligations under the Construction Contract after the service by it of a Termination Default Notice on the Security Agent unless:

7.4.1 the Contractor receives a notice from the Security Agent in accordance with Clause 11.1;

7.4.2 the Security Agent (on behalf of the Lenders) has not, by written notice to the Contractor, agreed to pay the Contractor's costs as contemplated in Clause 7.2 or the Initial Termination Standstill Period expires and the Security Agent has not agreed to pay the Contractor's costs as contemplated in Clause 7.3; or

7.4.3     the Additional Termination Standstill Period expires.

7.5 At the same time and in the same manner that the Contractor sends the Termination Default Notice to the Security Agent, the Contractor must send a copy of the Termination Default Notice to the Owner.

8.        STATEMENT OF AMOUNTS DUE

8.1 Within 10 days after the date of any Default Notice, the Contractor shall submit to the Security Agent statements of:

8.1.1 all amounts due and payable to the Contractor under the Construction Contract on or before the date of such Default Notice and which remain unpaid at such date; and

8.1.2 the nature and the amount of any monetary claim, asserted by the Contractor against the Owner under the Construction Contract, which arises out of or in connection with the breach for which such Default Notice was served.

8.2 The Security Agent may appoint a firm of independent chartered accountants:

8.2.1 to verify the statements submitted by the Contractor pursuant to Clause 8.1 (other than for amounts that have been approved in accordance with section 9.2 of the Construction Contract); or

8.2.2 where the Contractor fails to submit statements in accordance with Clause 8.1, to prepare such statements themselves; and

          such firm of independent chartered accountants shall provide its determinations as soon as reasonably practicable and in any event within 3 months from the date upon which the Contractor is required to submit information to the Security Agent in accordance with Clause 8.1.

8.3 The Contractor shall permit any firm of independent chartered accountants appointed pursuant to Clause 8.2 to have access to and to make copies of all records, documents, data and accounting and other information not subject to legal (including, without limitation, solicitor and own client) and other professional privilege which is reasonably required with a view to verifying or preparing the statements referred to in Clause 8.1 (other than for amounts that have been approved in accordance with section 9.2 of the Construction Contract).

8.4 If a firm of independent chartered accountants is appointed pursuant to Clause 8.2 to verify any statements submitted by the Contractor pursuant to Clause 8.1 (other than for amounts that have been approved in accordance with section 9.2 of the Construction Contract) and such firm determines that such statements contain an amount which is in excess of the amount which such firm believes to be accurate, fair and reasonable, the amount determined by such firm shall be deemed to prevail for the purposes of this Part 3.

8.5 If a firm of independent chartered accountants is appointed pursuant to Clause 8.2 to prepare any statements which should have been submitted by the Contractor pursuant to Clause 8.1, then such statements shall be prepared by such firm on the basis of such information as may be available to it and shall be treated as having been prepared by the Contractor to the purposes of this Part 3.

8.6 The cost and expenses of any firm of independent chartered accountants appointed by the Security Agent pursuant to Clause 8.2 shall be for the account of the Security Agent except that, if such firm is appointed to prepare any statements which should have been prepared by the Contractor pursuant to Clause 8.1, then the Contractor shall reimburse the Security Agent on demand for any amounts paid by it to such firm in respect of the preparation of such statements.

9.        WARRANTY OF ACCURACY

          The Contractor warrants to the Security Agent that the statements submitted by it pursuant to Clause 8 shall be (so far as reasonably practicable in relation to Clause 8.1.2) true, complete and accurate statements of the amounts to which the Contractor considers itself entitled.

10.       STATEMENTS TO BE PRIMA FACIE EVIDENCE

          Without prejudice to the rights of the Contractor to pursue any claims against the Owner following the Revival Date (if any), any statements submitted by:

10.1.1 the Contractor pursuant to Clause 8.1 (as the same may be adjusted pursuant to Clause 8.2); or

10.1.2    a firm of independent chartered accountants pursuant to Clause 8.2,

          shall be prima facie evidence for the Security Agent, the Lenders, any receiver and manager of the Owner, any Substitute and any Additional Obligor that the

          Contractor has waived and abandoned all claims arising out of or in connection with the Construction Contract prior to the date of the Default Notice to which such statements relate other than those disclosed in such statements.

11.       SUSPENSION OF WORKS

11.1 At any time during any Standstill Period, but before the Security Agent issues a Step-in Notice or a Novation Notice, the Security Agent may by notice to the Contractor request the Contractor to suspend the performance of its obligations under the Construction Contract.

11.2 Immediately after receipt of such a notice the Contractor is obliged to suspend the Works, other than the performance of all obligations in connection with protection and maintenance of the Works, until:

11.2.1 it receives payment of all amounts due and payable from the Owner to the Contractor under the Construction Contract (including amounts verified under Clause 8) plus any amounts due and payable from the date of the Default Notice to the date on which Security Agent gave notice of the suspension (or satisfactory payment security for such amounts); or

11.2.2    it receives a Step-in Notice or a Novation Notice; or

11.2.3    the Contractor and the Security Agent otherwise agree; or

11.2.4 the applicable Standstill Period expires and another Standstill Period has not become effective.

11.3 If the Contractor receives payment in accordance with Clause 11.2.1, without prejudice to Clause 20, any right of suspension or termination suspended by virtue of Clauses 6 or 7 shall be of no further effect and the Contractor shall not be entitled to present a Petition, suspend or terminate the Construction Contract by virtue of any act, omission or circumstance prior to the date for such payment.

                                     PART 4
                           STEP-IN AND STEP-OUT RIGHTS

12.       STEP-IN NOTICE

12.1      At any time:

12.1.1 notwithstanding any rights of the Security Agent or the Contractor pursuant to Clause 6, on or after the occurrence of a default by the Owner under Clause 24.2 of the Construction Contract (whilst the same is continuing unremedied or unwaived) until the Revival Date (if any);

12.1.2 on or after the service of a notice of enforcement of the security constituted by the Security Document over the Owner's right, title, benefit and interest in the Construction Contract until the Revival Date (if any); or

12.1.3    during any Standstill Period,

          the Security Agent may give notice (a "STEP-IN NOTICE") in writing to the Contractor in respect of any one of:

          (a)  itself;

          (b) any receiver, manager or administrative receiver of the Owner appointed under the Security Document; or

          (c) a company substantially the whole of whose issued share capital is owned by the Security Agent and/or any one or more of the Lenders,

          (each an "ADDITIONAL OBLIGOR"), stating that the Additional Obligor is to become a party to the Construction Contract and this Agreement in accordance with the terms hereof.

13.       CONSENT OF THE CONTRACTOR

13.1 A Step-in Notice shall not take effect unless approved by the Contractor save that the Contractor shall only be entitled to withhold its approval to a Step-in Notice where reasonable in accordance with Clause 13.2 and such approval shall be deemed to be given in the absence of a response from the Contractor, within five days after service of a Step-in Notice by the Security Agent.

13.2 Withholding approval of a Step-in Notice shall only be considered to be reasonable if the Additional Obligor named therein:

13.2.1 is not of sound financial standing or is not guaranteed by a person or persons of sound financial standing; or

13.2.2 does not have the legal capacity, power and authorisation to become a party to and perform the obligations of the Owner under the Construction Contract.

14.       ASSUMPTION

          If the Contractor approves a Step-in Notice pursuant to Clause 13 and the Additional Obligor named therein executes and delivers to the Contractor (with a copy thereof to the other parties to this Agreement) a duly completed Additional Obligor Accession Memorandum in substantially the form set out in the First Schedule hereto, then such Additional Obligor shall become a party to the Construction Contract and this Agreement on and from the date of execution and delivery of such Accession Memorandum (the "ASSUMPTION DATE").

15.       RIGHTS AND OBLIGATIONS ON ASSUMPTION

15.1 Upon an Additional Obligor becoming a party hereto and to the Construction Contract pursuant to Clause 14, then such Additional Obligor shall, on and from the Assumption Date and for so long as such Additional Obligor remains a party hereto and to the Construction Contract, be:

15.1.1 jointly and severally entitled to exercise and enjoy the rights, benefits, powers and discretions expressed to be assumed by or granted to the Owner under the Construction Contract, Advance Payment, Performance and Defects Liability Period Guarantees and Parent Company Guarantee;

15.1.2 entitled to exercise and enjoy the rights, benefits, powers and discretions expressed to be assumed by or granted to an Additional Obligor under this Agreement, Advance Payment, Performance and Defects Liability Period Guarantees and Parent Company Guarantee;

15.1.3 subject to Clause 10, jointly and severally liable with the Owner for the payment of all sums due from the Owner under the Construction Contract as at the Assumption Date and for the performance of all of the Owner's obligations under the Construction Contract arising on or after the Assumption Date; and

15.1.4 liable for the performance of the obligations expressed to be assumed by an Additional Obligor under this Agreement.

15.2 If an Additional Obligor becomes a party hereto and to the Construction Contract pursuant to Clause 14, then the Contractor shall owe its obligations under the Construction Contract to the Owner and such Additional Obligor jointly PROVIDED THAT:

15.2.1 subject to Clause 15.2.2, the receipt of, or performance by the Contractor in favour of, either such Additional Obligor or the Owner shall be a good discharge of the Contractor; and

15.2.2 the Security Agent shall be entitled at any time by notice in writing to the Contractor to direct (such direction being binding on the Contractor and the Owner) that, at all times thereafter whilst such Additional Obligor remains a party to the Construction Contract and subject to any further notice from the Security Agent, such Additional Obligor shall be solely entitled to make any decisions, to give any directions, approvals or consents or otherwise to deal with the Contractor under the Construction Contract.

15.3 If an Additional Obligor becomes a party hereto and to the Construction Contract pursuant to Clause 14, then:

15.3.1 any amount due from the Owner to the Contractor under the Construction Contract on the Assumption Date and notified to such Additional Obligor prior to the Assumption Date shall be paid to the Contractor by the Additional Obligor as soon as reasonably practicable without undue delay and in any event within thirty days after the Assumption Date, failing which the Contractor shall be entitled to exercise its rights under the Construction Contract in respect of the amount so due and unpaid; and

15.3.2 subject to payment by the Additional Obligor under Clause 15.3.1 and without prejudice to Clause 20, any right of suspension or termination suspended by virtue of Clauses 6 or 7 shall be of no further effect and the Contractor shall not be entitled to present a Petition, suspend or terminate the Construction Contract by virtue of any act, omission or circumstance prior to the Assumption Date.

16.       STEP-OUT

          An Additional Obligor may, at any time, by giving not less than sixty days prior written notice to the Contractor terminate its obligations to the Contractor under the Construction Contract, in which event such Additional Obligor shall, upon the expiry of such notice, cease to be a party hereto and to the Construction Contract and shall be released from all obligations hereunder and under the Construction Contract except for any obligation which has arisen on or before the expiry of such notice.

                                     PART 5
                                    NOVATION

17.       NOVATION PROPOSAL

          At any time:

17.1.1 on or after the occurrence of a default by the Owner under Clause 24.2 of the Construction Contract (whilst the same is continuing unremedied or unwaived) until the Revival Date (if any);

17.1.2 on or after the service of a notice of enforcement of the security constituted by the Security Document over the Owner's right, title, benefit and interest in the Construction Contract until the Revival Date (if any);

17.1.3    during any Standstill Period; or

17.1.4    during any Step-in Period,

          the Security Agent may give notice (a "NOVATION NOTICE") in writing to the Contractor stating that it wishes another person (a "SUBSTITUTE") to assume the obligations of the Owner under the Construction Contract and specifying a date falling between the 28th and 35th day (both dates inclusive) after the date of such Novation Notice, on which such assumption is to be effective (the "EFFECTIVE DATE").

18.       CONSENT OF THE CONTRACTOR

18.1 A Novation Notice shall not take effect unless approved by the Contractor save that the Contractor shall only be entitled to withhold its approval to a Novation Notice where reasonable in accordance with Clause 18.2 and such approval shall be deemed to be given, in the absence of a response from the Contractor, within five days after service of a Novation Notice by the Security Agent.

18.2 Withholding approval of a Novation Notice shall only be considered reasonable if the Substitute named therein:

18.2.1 is not of sound financial standing or is not guaranteed by a person or persons of sound financial standing; or

18.2.2 does not have the legal capacity, power and authorisation to become a party to and perform the obligations of the Owner under the Construction Contract.

19.       NOVATION

          If the Contractor approves a Novation Notice pursuant to Clause 18 and the Substitute named therein executes and delivers to the Contractor (with a copy thereof to the other parties to this Agreement) a duly completed Substitute Accession Memorandum in substantially the form set out in the Second Schedule hereto, then:

19.1.1 on and from the Effective Date specified in such Novation Notice, such Substitute shall:

          (a) become a party to the Construction Contract in place of the Owner who shall be immediately released from its obligations under, and cease to be a party to, the Construction Contract and thereafter such Substitute shall be treated as if it had originally been named as a party thereto in place of the Owner with the rights, benefits, powers, discretions and obligations of the Owner thereunder;

          (b) be entitled to exercise and enjoy the rights, benefits, powers and discretions expressed to be in favour of a Substitute under this Agreement; and

          (c) be liable for the performance of the obligations expressed to be owing by a Substitute under this Agreement,

          and the Contractor shall owe its obligations (including, without limitation, any undischarged liability in respect of any loss or damage suffered or incurred by the Owner prior to the Effective Date) under the Construction Contract to such Substitute in place of the Owner;

19.1.2 any amount due from the Owner to the Contractor under the Construction Contract on the Effective Date and notified to such Substitute prior to the Effective Date shall be paid to the Contractor by the Substitute as soon as reasonably practicable without undue delay and in any event within thirty days after the Effective Date, failing which the Contractor shall be entitled to exercise its rights under the Construction Contract in respect of the amount so due and unpaid;

19.1.3 subject to payment by the Substitute under Clause 19.1.2 any right of suspension or termination suspended by virtue of Clauses 6 or 7 shall be of no further effect and the Contractor shall not be entitled to present a Petition, suspend or terminate the Construction Contract by virtue of any act, omission or circumstance prior to such Effective Date and, if any Additional Obligor is a party to or has any obligations under the Construction Contract on the Effective Date, such Additional Obligor shall cease to be a party thereto and shall be discharged from all obligations thereunder.

                                     PART 6
                               REVIVAL OF REMEDIES

20.       REVIVAL OF REMEDIES

20.1 If a Default Notice has been given, the grounds for that notice are continuing and either:

20.1.1 the relevant Standstill Period expires and either the Security Agent has not agreed to pay the Contractor's costs as contemplated in Clause 6.3, 6.4, 7.2 and/or 7.3 (as the case may be) or no Additional Obligor or Substitute becomes a party hereto; or

20.1.2 an Additional Obligor becomes a party hereto but the Step-in Period relating to such Additional Obligor ends without a Substitute becoming a party hereto,

          then, on and from the date (the "REVIVAL DATE") such Standstill Period or, as the case may be, such Step-in Period expires, the Contractor shall be entitled to:

          (a) act upon any and all grounds for suspension or termination available to it under the Construction Contract in respect of breaches not remedied or waived Provided that no account shall be taken of the number of days from the date such Default Notice was given to such Revival Date (both dates inclusive) when determining any time for the exercise of the Contractor's rights or the time for the service of any notice by the Contractor under the Construction Contract;

          (b) pursue any and all claims and exercise any and all remedies it may have under the Construction Contract against the Owner or the Additional Obligor; and

          (c) (if and to the extent that it is then entitled to do so under the Construction Contract) present a Petition.

                                     PART 7
                  CONSIDERATION AND THE GUARANTOR'S OBLIGATIONS

21.       CONSIDERATION

          The Contractor acknowledges that the Lenders will make advances and give other financial accommodation to the Owner in consideration of, inter alia, the agreements and undertakings given by the Contractor in this Agreement and that the execution of this Agreement is a condition precedent to such financial accommodation being made available under the Finance Documents.

22.       GUARANTOR'S CONTINUING OBLIGATIONS

          The Guarantor acknowledges and confirms to the Owner, the Security Agent, each Substitute and each Additional Obligor and their respective successors and assigns that:

22.1.1 its obligations under the Parent Company Guarantee shall continue in full force and effect notwithstanding:

          (a) any Additional Obligor becoming, or ceasing to be, a party to the Construction Contract in accordance with the terms hereof; or

          (b) any Substitute becoming a party to the Construction Contract in place of the Owner in accordance with the terms hereof; and

22.1.2 if any Additional Obligor or Substitute becomes a party to the Construction Contract pursuant to the terms hereof, then such Additional Obligor or, as the case may be, Substitute shall be entitled to make claims and otherwise exercise the rights, powers and discretions of the Owner under the Parent Company Guarantee in accordance with the terms thereof.

                                     PART 8
                                  MISCELLANEOUS

23.       LEGAL AND BINDING OBLIGATIONS

23.1 The Contractor warrants to each of the other parties to this Agreement that each of this Agreement and the Construction Contract is its legally binding obligation, is within its powers, has been duly authorised by it, and does not conflict with any law or agreement to which it is a party and that all consents and authorisations required by it in relation to this Agreement and the Construction Contract have been obtained.

23.2 The Guarantor warrants to each of the other parties to this Agreement, each Substitute and each Additional Obligor that each of this Agreement and the Parent Company Guarantee is its legally binding obligation, is within its powers, has been duly authorised by it, and does not conflict with any law or agreement to which it is a party and that all consents and authorisations required by it in relation to this Agreement and the Parent Company Guarantee have been obtained.

24.       STANDARD OF WORK

          Each of the Guarantor and the Contractor confirms that the Contractor will perform the Works in accordance with the Construction Contract.

25.       ACCESS TO SITE AND INFORMATION

25.1 The Contractor agrees that the Security Agent, the Lenders, and their advisers, and representatives shall be entitled to have access to the Site during the term of the Construction Contract, at all reasonable times upon reasonable notice, provided that the Security Agent, the Lenders, and their advisers and representatives do not impede the performance of the Contractor and that they comply with health and safety regulations applicable to the construction of Works on the Site.

25.2 The Contractor agrees to provide to the Security Agent, the Lenders, and their advisers and representatives copies of all information which the Owner is entitled to receive under the Construction Contract or requested by proposed Additional Obligor or Substitute, in each case upon receiving written notice from the Security Agent.

26.       FORCE MAJEURE

          The Contractor undertakes not to terminate the Construction Contract under section 26.7 of the Construction Contract if and to the extent that the Security

          Agent has provided to the Contractor an undertaking in respect of its costs arising from the expiry of the 230 days period referred to therein.

27.       INSURANCE

27.1 The Contractor warrants that it has and will continue to maintain in full force and effect the insurance coverages required to be taken out by the Contractor in accordance with the Construction Contract. The Contractor shall ensure that at all times it shall comply with the terms of the Owner's insurance policies taken out in accordance with the Construction Contract and shall not act or omit to act in a manner that would breach or invalidate such policies.

27.2 The Contractor acknowledges that the Owner shall control all claims under the insurance policies required to be taken out by the Owner under the Construction Contract. The Contractor shall pay to the Insurance Account defined in the Facility Agreement all insurance proceeds (other than insurance proceeds relating to third party claims against the Contractor and any proceeds from the insurance policies required to be maintained by the Contractor under the Construction Contract) received by the Contractor in respect of losses affecting the Works, which shall be distributed in accordance with the terms of the Facility Agreement by the Owner.

28.       RESTRICTIONS ON OWNER'S RIGHTS AND OBLIGATIONS

          The Contractor acknowledges that the rights and obligations of the Owner are limited by the terms of the Facility Agreement including (without limitation) in relation to the issue of the Acceptance Certificate (as defined in the Construction Contract), changes to the design, specification or configuration of the Plant, amendments to the Construction Contract, application of insurance proceeds, and satisfaction of performance tests each of which may require the consent of the Lenders and/or their designated representatives or agent provided that such acknowledgment shall not relieve the Owner of its obligations under the Construction Contract.

29.       ASSIGNMENT

          Each of the Contractor and the Guarantor agree not to assign, transfer or novate its rights or obligations under the Construction Contract, Advance Payment, Performance and Defects Liability Period Guarantees, Parent Company Guarantee or this Agreement without the prior written consent of the Security Agent.

30.       BENEFIT

          The benefit of this Agreement (including, without limitation, all warranties and undertakings and any sums received by the Security Agent pursuant to this Agreement) shall be held by the Security Agent upon and subject to the terms of the Security Pooling Agreement for the benefit of the Lenders.

31.       NO ASSIGNMENT

          No party to this Agreement shall assign or transfer any part of its respective rights or obligations under this Agreement without the consent of the others provided that the Security Agent may assign or transfer its rights and obligations to a successor Security Agent under the Security Document without the consent of the other parties to this Agreement.

32.       NO WAIVER

          No failure or delay by the Security Agent in exercising any right under this Agreement shall operate as a waiver thereof or prejudice any other or further exercise by the Security Agent of any of its rights or remedies under this Agreement, the Construction Contract, the Advance Payment, Performance and Defects Liability Period Guarantees or the Parent Company Guarantee. The rights and remedies under this Agreement may be exercised as often as necessary and are cumulative and not exclusive of any rights or remedies provided by law.

33.       COUNTERPARTS

          This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

34.       NO OTHER CLAIMS

          The Contractor and the Guarantor separately confirm to the Security Agent that it has not received notice of any other assignment or charge by the Owner to any third party of any of its right, title, benefit or interest under, respectively, the Construction Contract, the Advance Payment, Performance and Defects Liability Period Guarantees or the Parent Company Guarantee.

35.       NO SET-OFF

          The Contractor and the Guarantor each agrees with the Security Agent that it will not exercise any right of set-off or counterclaim it may have against the Owner which would reduce any monies payable by the Contractor under the Construction Contract or, as the case may be, by the Guarantor under the Parent Company Guarantee except where the right of set-off or counterclaim is contained within the Construction Contract or, as the case may be, the Parent Company Guarantee itself.

36.       PAYMENT OF MONIES

36.1 The Contractor and the Guarantor each agrees with the Security Agent that it will pay all monies due from the Contractor under the Construction Contract or, as the case may be, by the Guarantor under the Parent Company Guarantee to the Revenue Account established pursuant to clause 9.2 of the Facility Agreement unless and until, after the date of enforcement of the Security Document, the Security Agent otherwise directs, whereupon the Contractor or, as the case may be, the Guarantor shall comply with the directions of the Security Agent.

36.2 Where a payment is made by the Security Agent to the Contractor under this Agreement, the Owner acknowledges that the amount of the payment shall be treated as if it was an amount borrowed from the Lenders under the Facility Agreement and accordingly the payment shall be governed by the provisions of the Facility Agreement.

37.       CONFIDENTIALITY

          The Security Agent for and on behalf of the Lenders undertakes to the Contractor to be bound to observe, mutatis mutandis, the terms of article 27 of the Construction Contract with respect to any information or document referred to in article 27 of the Construction Contract which shall come into its possession pursuant to this Agreement, the Construction Contract, the Finance Documents or the Security Document Provided that it is hereby agreed that the Security Agent and the Lenders shall be free to disclose any such information or document to one another or to any actual or potential assignee, transferee or sub-participant of any Lender who shall have been made aware of the terms of this Clause and article 27 of the Construction Contract.

38.       NOTICES

38.1 Save as otherwise expressly provided in this Agreement, all notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail or telecopier addressed as follows:

38.1.1    if to the Owner:

               Address:            Niedergorner Damm 1
                                   D-39596 Arneburg

               Attention:          Mr Harald Gatzke
               Telecopier No:      +49 393 21 50322


38.1.2    if to the Contractor:

               Address:            Sonnenwall 85
                                   D-47051 Duisburg

               Attention:          Mr Norbert Kreutzer
               Telecopier No:      +49 203 3091048

38.1.3    if to the Guarantor:

               Address:            Guiollettstra beta e 44-48
                                   60325 Frankfurt am Main
                                   Germany

               Attention:          Mr Ernst Ullrich
               Telecopier No:      +49 69 7135 2180

38.1.4    if to the Security Agent:

               Address:            Am Tucherpark 1 (FPA1)
                                   D-80538 Munchen
               Attention:          Marc Thumecke
               Telecopier No:      +49 89 378 41518

38.1.5 if to any Additional Obligor or Substitute, to the address or telecopier number specified in the Additional Obligor Accession Memorandum delivered by it pursuant to Clause 14 or, as the case may be, the Substitute Accession Memorandum delivered by it pursuant to Clause 19.

38.2      All notices shall be deemed delivered upon receipt.

38.3 Any party may by notice of at least fifteen days to the other party change the address and/or addresses to which such notice and communications to it are to be delivered or mailed.

39.       GOVERNING LAW

39.1 This Agreement shall be governed by, and construed in accordance with, the laws of the Federal Republic of Germany.

39.2 The exclusive place of jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes which may arise out of or in connection with this Agreement is Munich. The Lenders and the Security Agent may, however, also commence proceedings before any other court in which assets of the Owner are located. Mandatory places of jurisdiction remain unaffected.

                                   SCHEDULE 1
                     ADDITIONAL OBLIGOR ACCESSION MEMORANDUM

To:            RWE INDUSTRIE-LOSUNGEN GMBH

               Sonnenwall 85
               D-47051 Duisburg

               For the attention of Mr Norbert Kreutzer

Copied to:     ZELLSTOFF STENDAL GMBH

               Niedergorner Damm l
               D-39596 Arneburg

               For the attention of the Secretary

               RWE SOLUTIONS AG

               Guiollettstra(beta)e 44-48
               60325 Frankfurt am Main

               For the attention of Mr Ernst Ullrich

               BAYERISCHE HYPO-UND VEREINSBANK AG

               Am Tucherpark 1 (FPA1)
               D-80538 Munchen

               For the attention of the Secretary

From:          [Additional Obligor]

                     ADDITIONAL OBLIGOR ACCESSION MEMORANDUM

We [INSERT NAME OF ADDITIONAL OBLIGOR] refer to the construction contract dated [-] and originally made between Zellstoff Stendal GmbH as the Owner and Zellstoff Stendal GmbH as the Contractor (the "CONSTRUCTION CONTRACT") and the direct agreement dated [-] and originally made between the Zellstoff Stendal GmbH as Owner, RWE Industrie-Losungen GmbH as Contractor, RWE Solutions AG as Guarantor and Bayerische Hypo-und Vereinsbank AG as Security Agent (the "DIRECT AGREEMENT"). Terms defined in the Construction Contract or, if not defined therein, in the Direct Agreement shall have the same meanings in this Accession Memorandum.

1. We hereby confirm that we are an Additional Obligor pursuant to Part 4 of the Direct Agreement.

2. We acknowledge and agree that, upon and by reason of our execution and delivery of this Additional Obligor Accession Memorandum, we will thereby forthwith become a party to the Construction Contract jointly and severally with the Owner and a party to the Direct Agreement as an Additional Obligor and, accordingly, shall have the rights, benefits, powers, discretions and obligations of the Owner under the Construction Contract and an Additional Obligor under the Direct Agreement.

3. Our address, telecopier and telephone number for the purpose of receiving communications under the Construction Contract and the Direct Agreement are as follows:

          Attention:

          Address:

          Telecopier No.:

4. This Accession Memorandum shall be governed by, and construed in accordance with, the laws of the Federal Republic of Germany.

[INSERT NAME OF ADDITIONAL OBLIGOR]

By:
               --------------------                 --------------------
               Name:                                Name:
               Title:                               Title:

Address:

                                   SCHEDULE 2
                         SUBSTITUTE ACCESSION MEMORANDUM

To:            RWE INDUSTRIE-LOSUNGEN GMBH

               Sonnenwall 85
               D-47051 Duisburg

               For the attention of Mr Norbert Kreutzer

Copied to:     ZELLSTOFF STENDAL GMBH

               Niedergorner Damm l
               D-39596 Arneburg

               For the attention of the Secretary

               RWE SOLUTIONS AG

               Guiollettstra(beta)e 44-48
               60325 Frankfurt am Main

               For the attention of Mr Ernst Ullrich

               BAYERISCHE HYPO-UND VEREINSBANK AG

               Am Tucherpark 1 (FPA1)
               D-80538 Munchen

               For the attention of the Secretary

From:          [Additional Obligor]

                         SUBSTITUTE ACCESSION MEMORANDUM

We [INSERT NAME OF SUBSTITUTE] refer to the construction contract dated [-] and originally made between Zellstoff Stendal GmbH as Owner and RWE Industrie-Losungen GmbH as Contractor (the "CONSTRUCTION CONTRACT") and the direct agreement dated [-] and originally made between the Zellstoff Stendal GmbH as Owner, RWE Industrie-Losungen GmbH as Contractor, RWE Solutions AG as Guarantor and Bayerische Hypo-und Vereinsbank AG as Security Agent (the "DIRECT AGREEMENT"). Terms defined in the Construction Contract or, if not defined therein, in the Direct Agreement shall have the same meanings in this Substitute Accession Memorandum.

1. We hereby confirm that we are a Substitute pursuant to Part 5 of the Direct Agreement.

2. We acknowledge and agree that, upon and by reason of our execution and delivery of this Substitute Accession Memorandum, we will thereby forthwith become a party to the Construction Contract as the Owner and the Direct Agreement as a Substitute and, accordingly shall have the rights, benefits, powers, discretions and obligations of the Owner under the Construction Contract and a Substitute under the Direct Agreement.

3. Our address, telecopier and telephone number for the purpose of receiving communications under the Construction Contract and the Direct Agreement are as follows:

          Attention:

          Address:

          Telecopier No.:

4. This Accession Memorandum shall be governed by, and construed in accordance with, the laws of the Federal Republic of Germany.

[INSERT NAME OF SUBSTITUTE] ACTING BY

By:
               --------------------                 --------------------
               Name:                                Name:
               Title:                               Title:

Address:

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written:

THE OWNER

ZELLSTOFF STENDAL GMBH


By:
               --------------------                 -----------------------
               Name:                                Name:
               Title:                               Title:

Address:


THE CONTRACTOR

RWE INDUSTRIE-LOSUNGEN GMBH


By:
               --------------------                 --------------------
               Name:                                Name:
               Title:                               Title:
Address:

               Federal Republic of Germany


THE GUARANTOR

RWE SOLUTIONS AG..


By:
               --------------------                 --------------------
               Name:                                Name:
               Title:                               Title:

Address:

THE SECURITY AGENT

BAYERISCHE HYPO- UND VEREINSBANK AG


By:
               --------------------                 --------------------
               Name:                                Name:
               Title:                               Title:

Address:       Am Tucherpark 16
               80538 Munchen
               Federal Republic of Germany

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2
                               COMMERCIAL EXHIBITS
                                TABLE OF CONTENTS

        1.  Form of Notice of Commencement Date

        2.  Schedule of Prices

        3.  Intentionally Omitted

        4.  Form of Down Payment, Performance and Warranty Bank Guarantee

        5.  Form of Extended Defects Liability Period Bank Guarantee

        6.  Insurance

        7.  Intentioanally Omitted

        8.  Key Persons List

        9.  Payment Milestone Schedule

        10. Form of Parent Company Guarantee

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2
                               COMMERCIAL EXHIBITS

                     1. FORM OF NOTICE OF COMMENCEMENT DATE

[RWE SOLUTIONS LOGO]

                                   ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                              COMMERCIAL EXHIBITS

                     1. FORM OF NOTICE OF COMMENCEMENT DATE

                                     (Date)

To:      RWE Industrie-Losungen GmbH
         Sonnenwall B5
         D 47051 Dulsburg, Germany
         Attention:

To:      Zellstoff Stendal GmbH
         Niedergorner Damm 1
         D-39596 Ameburg, Germany
         Attention:

Reference is made to the Contract for Engineering, Design, Procuremnt, Construction, Erection and Start Up for the Stendal Pulp Mill Project dated (Date of Signature) between RWE Industrie-Losungen GmbH (the "Contractor") and Zellstoff Stendal GmbH (the "Owner").

Contractor and Owner, respectively, hereby certify that the Commencement Date (as defined in the Contract) occurred on ___________ (Date of Commencement) in accordance with Article 32 of the Contract.

Zellstoff Standal GmbH                  RWE Industrie-Losungen GmbH

Date:                                   Date:
      ------------------------                ------------------------

By:                                     By:
      ------------------------                ------------------------

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

                              2.Schedule of Prices

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                               Schedule of Prices

                                                       Prices
Systems/Non-Systems Departments                        in EUR
General Plant                                            *
Water Treatment System                                   *
Effluent Tratment System                                 *
Power Boiler System                                      *
Turbine Generator System                                 *
Wood Handling System                                     *
Fiber Line - Cooking/Brown Stock/Bleaching               *
Fiber Line - Pulp Dewatering/Drying/Baling               *
Chlorine Dioxide System                                  *
Evaporator System                                        *
Recovery Boiler System                                   *
Recausticizing                                           *
Lime Kiln System                                         *
NCGD System                                              *
Tall Oil System                                          *
Administration and Workshop Building                     *
DCS System                                               *
Cooling Tower System                                     *
Underground Installations                                *
Power Distribution System                                *
Emergency Power System                                   *
Oxygen Plant                                             *
Roads and Paved Areas                                    *
Weighbridges and Guardhouse                              *
Pipe Bridges                                             *
Fuel Oil Storage                                         *
Railway                                                  *
                                                       -----------
Grand Total:                                           716,000,000

----------
* These prices may be broken down as required for invoicing.
* Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

                            3. Intentionally Omitted

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERICAL EXHIBITS

        4. FORM OF DOWN PAYMENT, PERFORMANCE AND WARRANTY BANK GUARANTEE

                                                            APPENDIX 2 EXHIBIT 4

AGREED FORM OF ADVANCE PAYMENT, PERFORMANCE AND DEFECTS LIABILITY PERIOD
GUARANTEE

Zellstoff Stendal GmbH
Niedergorner Damm 1

D-39596 Arneburg

Guarantee No. (_____)


Dear Sirs:

We refer to the Contract for Design, Engineering, Procurement, Construction, Erection and Start Up made as of (_____), (the 'Contract') between Zellstoff Stendal GmbH ('the Owner') and RWE Industrie-Losungen GmbH, Duisburg/Germany (the 'Contractor') for the Stendal Pulp Mill Project.

In accordance with the Contract terms, the Contractor is required to provide to the Owner a combined Advance Payment, Performance and Defects Liability Period Guarantee in the amount of (INSERT AMOUNT EQUAL TO 17% OF CONTRACT PRICE) EURO (EURO _____).

Certain capitalized terms are used herein with the same meanings given to them in the Contract, as follows:

     'Expiry of Defects Liability Period Certificate' means the certificate issued by Owner to Contractor in the form of either Annex C or Annex D, in accordance with section 20.9 of the Contract, certifying that the Expiry of the Defects Liability Period (as defined in the Contract) has occurred in accordance with, and subject to the conditions (including in the case of a certificate in the form of Annex D, the reservation of the Owner's rights with respect to certain continuing warranties referenced in Attachment A thereto) contained in, Section 20.9 of the Contract.

     'Acceptance Certificate' means the certificate issued by Owner to Contractor in the form set out in Annex A to this Guarantee, in accordance with section 18.7 of the Contract, confirming that Acceptance (as defined in the Contract) has occurred in accordance with, and subject to the conditions contained in, Section 18.7 of the Contract.

     'Schedule B Test Certificate' means a certificate issued by Owner to Contractor, in accordance with article 19 of the Contract, confirming that all conditions to the completion of the Schedule B Test (as defined in the Contract) for a System (as defined in the Contract) have been satisfied in accordance with, and subject to the conditions contained in, Section 19.6 of the Contract.

     'Direct Agreement' means the agreement dated August 2002 between the Owner, Contractor, RWE Solutions AG and Bayerische Hypo-und Vereinsbank AG.

In addition, a reference in this Guarantee to a "day" shall be construed as a reference to a calendar day.

On behalf of the Contractor, we (INSERT NAME OF BANK) hereby give our guarantee and irrevocably and unconditionally undertake to pay to you any amount you may claim (by one or more claims) up to but not exceeding (INSERT AMOUNT EQUAL TO 17% OF CONTRACT PRICE) EURO (EURO _____) upon receipt of your first written demand to us stating the Contractor is in breach of the Contract and details of the nature of such breach (which we shall consider to be sufficient and rely on in full without investigation or inquiry).

This Guarantee is a guarantee (GARANTIE) and not a surety (BURGSCHAFT) in terms of German law, and, accordingly, the provisions relating to sureties and contained in the German Civil Code shall not apply to this Guarantee. This guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guarantee. Our obligations hereunder shall be absolute and primary obligations irrespective of the occurrence of any circumstances which might otherwise constitute a legal or equitable defence. In particular, the release by the Owner of any other security granted in connection with the Contract in fulfillment of the Owner's obligation under any other security agreement to effect such release shall not in any way affect the obligations of the Guarantor hereunder.

This Guarantee shall be payable in cash without set-off, deduction or withholding in whole or in part on your first written demand notwithstanding any defense, contestation, claims, demands or objections by the Contractor or by any other party.

We hereby waive any right we may have of first requiring you to pursue your legal remedies against the Contractor and waive notice of acceptance hereof, of any action taken or omitted in reliance hereon, of any defaults under the Contract, and any presentation, demand, protest, or notice of any kind. We hereby agree that the Contract may be modified, amended and supplemented without our consent in any manner and agree that no such modification, amendment, or supplement shall release, affect or impair our liability under this Guarantee. We further agree that no invalidity, irregularity or unenforceability of the Contract shall affect or impair our liability under this Guarantee.

Our aggregate maximum liability under this Guarantee is in any case limited to the sum of (INSERT AMOUNT EQUAL TO 17% OF CONTRACT PRICE) EURO (EURO _____).

This Guarantee shall become effective automatically for an amount of (INSERT AMOUNT EQUAL TO 8.5% OF THE CONTRACT PRICE) EURO (EURO _____) upon the deposit in the Contractor's account with (INSERT NAME OF BANK AND ACCOUNT NUMBER) of the amount of EURO (EURO INSERT AMOUNT EQUAL TO 5% ADVANCED PAYMENT) in funds immediately available to the Contractor.

This Guarantee shall become effective automatically for an additional amount of (INSERT AMOUNT EQUAL TO 8.5% OF THE CONTRACT PRICE) EURO (EURO _____) upon the deposit in the Contractor's account WITh (INSERT NAME OF BANK AND ACCOUNT NUMBER) of the amount of EURO (EURO INSERT AMOUNT EQUAL TO 5% ADVANCED
PAYMENT) in funds immediately available to the Contractor.

This Guarantee shall automatically be reduced to the amount of (INSERT AMOUNT EQUAL TO 10% OF THE CONTRACT PRICE) EURO (EURO _____) after 45 days from the earliest of the following daTES:

     (i) the date of presentation to us by the Contractor of a copy of the Acceptance Certificate signed and dated by the Owner in the form set out in Annex A to this Guarantee;
     (ii) the date of presentation to us by the Contractor of a copy of a certificate signed by the Owner stating that the conditions for reduction of this Guarantee upon Acceptance (as defined in the Contract) have been satisfied and that all liquidated damages payable on or before such date have been paid to the Owner;
     (iii) the date of presentation to us by the Contractor of the original of a certificate or declaration of the Contractor, signed by the Contractor, that the works are deemed accepted in accordance with section 18.10 of the Contract and that all liquidated damages payable on or before such date have been paid to the Owner, such certificate or declaration to be accompanied by a statement of one of the following audit companies PriceWaterhouseCoopers, KPMG, Ernst & Young or Deutsche Treuarbeit, confirming that the statements of the Contractor, that the works are deemed to be accepted in accordance with section 18.10 of the Contract have been made in accordance with the terms and conditions of the Contract and that all liquidated damages payable on or before such date have been paid to the Owner.

This Guarantee shall automatically be further reduced on the presentation of copies of the seventeen (17) Schedule B Test Certificates in four successive steps as follows:

     (i)    by an amount equal to (1.25% OF THE CONTRACT PRICE) EURO
            (EURO _____) 65 days after the dATE of presentation to us by the Contractor of copies of four Schedule B Test Certificates in the form set out in Annex B to this Guarantee signed and dated by the Owner in relation to four different Systems and a certificate to us from the Contractor that it has not previously presented copies or originals of such Schedule B Test Certificates;
     (ii)   by an amount equal to (1.25% OF THE CONTRACT PRICE) EURO
            (EURO _____) 65 days after the dATE of presentation to us by the Contractor of copies of four Schedule B Test Certificates in the form set out in Annex B to this Guarantee signed and dated by the Owner in relation to four different Systems and a certificate to us from the Contractor that it has not previously presented copies or originals of such Schedule B Test Certificates;
     (iii)  by an amount equal to (1.25% OF THE CONTRACT PRICE) EURO
            (EURO _____) 65 days after the dATE of presentation to us by the Contractor of copies of four Schedule B Test Certificates in the form set out in Annex B to this Guarantee signed and dated by the Owner in relation to four different Systems and a certificate to us from the Contractor that it has not previously presented copies or originals of such Schedule B Test Certificates; and
     (iv)   by an amount equal to (1.25% OF THE CONTRACT PRICE) EURO
            (EURO _____) 65 days after the dATE of presentation to us by the Contractor of copies of five Schedule B Test Certificates in the form set out in Annex B to this Guarantee signed and dated by the Owner in relation to five different Systems and a certificate to us from the Contractor that it has not previously presented copies or originals of such Schedule B Test Certificates, provided that, in respect of any of the reductions set out in (i)-(iv) above, such reductions may also take place on the date falling 65 days after:

     (v) the date of presentation to us by the Contractor of a copy of a certificate signed by the Owner stating that the conditions for reduction of this Guarantee upon the satisfaction of the relevant Schedule B Tests have been satisfied and that all liquidated damages payable on or before such date in respect of the relevant Schedule B Tests have been paid to the Owner; or
     (vi) the date of presentation to us by the Contractor of the original of a certificate or declaration of the Contractor, signed by the Contractor, that the relevant number of Schedule B Tests set out in
            (i)-(iv) above (in respect of which a reduction in this Guarantee has not previously been claimed) have been deemed accepted in accordance with section 19.9 of the Contract and that all liquidated damages payable on or before such date have been paid to the Owner, such certificate or declaration to be accompanied by a statement of one of the following audit companies PriceWaterhouseCoopers, KPMG, Ernst & Young or Deutsche Treuarbeit, confirming that the statements of the Contractor, that the relevant Schedule B Tests are deemed to be accepted in accordance with section 19.9 of the Contract, have been made in accordance with the terms and conditions of the Contract, a reduction in this Guarantee has not previously been claimed in respect of such Schedule B Tests and that all liquidated damages payable on or before such date have been paid to the Owner.

     This Guarantee will expire on the first to occur of:

             (1) presentation to us by the Contractor of a copy of the original Expiry of Defects Liability Period Certificate in the form set out in Annex C to this Guarantee signed and dated by the Owner to reflect the actual date of the expiry of the Defects Liability Period;

             (2) presentation to us by the Contractor of a copy of the original Expiry of Defects Liability Period Certificate in the form set out in Annex D to this Guarantee signed and dated by the Owner to reflect the actual date of the expiry of the Defects Liability Period together with a confirmation to us by the Owner that it has received a guarantee in an amount equal to five percent (5%) of the aggregate value of all items with respect to which the Contractor has continuing warranty obligations under the Contract;

             (3) (_____);

after which date this Guarantee shall become null and void unless your written demand under this Guarantee has reached us at (_____) before 5:00 p.m. German time on such date.

You shall return this Guarantee to us not later than ten (10) days following the date of its expiry provided that no demands are then outstanding.

The rights under this Guarantee may not be assigned by you or your permitted assigns or transferees under the Direct Agreement without our prior written approval, such approval not to be unreasonably withheld or delayed; provided that no approval shall be required for the assignment of the rights under this Guarantee to your lenders by way of security or an additional obligor or substitute appointed under the Direct Agreement and that in case of such assignment, we will provide an acknowledgement thereof on such terms as the assignee may reasonably require.

This Guarantee shall be governed by and construed in accordance with the laws of Germany.

ANNEX A

                         FORM OF ACCEPTANCE CERTIFICATE

To:     RWE Industrie-Losungen GmbH
        Sonnenwall 85
        D 47051 Duisburg, Germany

        Attention:


From:   Zellstoff Stendal GmbH
        Niedergorner Damm 1
        D 39596 Arneburg, Germany

        Reference is made to the Contract for Engineering, Procurement, Construction, Erection, Start-up and Testing of a Kraft Pulp Mill dated [-] (the "Contract") between RWE Industrie-Losungen GmbH ("Contractor") and Zellstoff Stendal GmbH ("Owner").

        This is the Acceptance Certificate referred to in Section 18.7 of the Contract. The Owner hereby confirms that Acceptance (as defined in the Contract) has occurred on [-] in accordance with, and subject to the conditions contained in, Section 18.7 of the Contract.


                                                    Zellstoff Stendal GmbH


                                                    ---------------------------
                                                    Name:
                                                    Title:

ANNEX B

                       FORM OF SCHEDULE B TEST CERTIFICATE

To:     RWE Industrie-Losungen GmbH
        Sonnenwall 85
        D 47051 Duisburg, Germany

        Attention:

From:   Zellstoff Stendal GmbH
        Niedergorner Damm 1
        D 39596 Arneburg, Germany

        Reference is made to the Contract for Engineering, Procurement, Construction, Erection, Start-up and Testing of a Kraft Pulp Mill dated [-] (the "Contract") between RWE Industrie-Losungen GmbH ("Contractor") and Zellstoff Stendal GmbH ("Owner").

        This is the Schedule B Test Certificate referred to in Section 19.6 of the Contract. The Owner hereby confirms that all conditions to the completion of the Schedule B Test (as defined in the Contract) for the [INSERT RELEVANT SYSTEM] have been satisfied on [-] in accordance with, and subject to the conditions contained in, Section 19.6 of the Contract.


                                                    Zellstoff Stendal GmbH


                                                    ---------------------------
                                                    Name:
                                                    Title:

ANNEX C

             FORM OF EXPIRY OF DEFECTS LIABILITY PERIOD CERTIFICATE

To:     RWE Industrie-Losungen GmbH
        Sonnenwall 85
        D 47051 Duisburg, Germany

        Attention:


From:   Zellstoff Stendal GmbH
        Niedergorner Damm 1
        D 39596 Arneburg, Germany

        Reference is made to the Contract for Engineering, Procurement, Construction, Erection, Start-up and Testing of a Kraft Pulp Mill dated [-] (the "Contract") between RWE Industrie-Losungen GmbH ("Contractor") and Zellstoff Stendal GmbH ("Owner").

        This is the Expiry of Defects Liability Period Certificate referred to in Section 20.9 of the Contract. The Owner hereby certifies that the Expiry of the Defects Liability Period (as defined in the Contract) has occurred on [-] in accordance with, and subject to the conditions contained in, Section 20.9 of the Contract.


                                                    Zellstoff Stendal GmbH


                                                    ---------------------------
                                                    Name:
                                                    Title:

ANNEX D

             FORM OF EXPIRY OF DEFECTS LIABILITY PERIOD CERTIFICATE

To:     RWE Industrie-Losungen GmbH
        Sonnenwall 85
        D 47051 Duisburg, Germany

        Attention:


From:   Zellstoff Stendal GmbH
        Niedergorner Damm 1
        D 39596 Arneburg, Germany

        Reference is made to the Contract for Engineering, Procurement, Construction, Erection, Start-up and Testing of a Kraft Pulp Mill dated [-] (the "Contract") between RWE Industrie-Losungen GmbH ("Contractor") and Zellstoff Stendal GmbH ("Owner").

        This is the Expiry of Defects Liability Period Certificate referred to in Section 20.9 of the Contract. The Owner hereby certifies that the Expiry of the Defects Liability Period (as defined in the Contract) has occurred on [-] in accordance with, and subject to the conditions (including the reservation of the Owner's rights with respect to certain continuing warranties referenced in Attachment A hereto) contained in, Section 20.9 of the Contract.


                                                    Zellstoff Stendal GmbH


                                                    ---------------------------
                                                    Name:
                                                    Title:

IN WITNESS WHEREOF, we have caused this Guarantee to be executed by one or more
to our officers thereunto duly authorized on this        day of August, 2002.

(Name of Guarantor)

By:

Name:
Title:

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

           5. FORM OF EXTENDED DEFECTS LIABILITY PERIOD BANK GUARANTEE

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

            Form of Extended Defects Liability Period Bank Guarantee

Zellstof Stendal GmbH
Niedergorner Damm 1
D-39596 Ameburg

Guarantee No. (_____)

Dear Sirs:

     (to be substantially in the form of the guarantee in Appendix 2, Exhibit 4)

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

                                  6. Insurance

Bankrisk Services                                     Steridal Pulp Mill Project
Insurance Due Diligence                              Arrangers Insurance Concept

                           Minimum Insurance Schedule

                          CONSTRUCTION PHASE INSURANCE

1.        Construction/Erection "All Risks" Material Damage Insurance

1.1       The Insured Parties

(a)       Borrower and any Subsidiary Companies;
(b) The ERG Contractor AND/OR Contractor's Suppliers in respect of the EPC Contract and the Contractor and/or Contractor's Suppliers in respect of the non-EPC ancillary Contracts;
(c)       Any consultants and suppliers for their site act ivities only;
(d)       The independent Engineer,

Each for their respective rights and interests.

1.2       The Insured Property

All permanent and temporary works, preliminary works (including associatad works and site mobilisation) executed or in course of execution, materials, goods, parts, excavations, spare parts inventory, debris removal, consumables, fuels, chemicals and oils and all other things equipment of whatsoever nature used for or intended for incorporation within the Site, including the rail spur, electricity, steam, gas and water interconnections, all designs drawings specifications plans to be provided, together with computer and building services equipment, all other parts or units or equipment plant and machinery of whatever nature the property of the insured or for which they are responsible, (but excluding any contractor's or sub contractor's constructional plant and equipment), while on or adjacent to the Site and all associated and ancillary works connected to the Plant.

1.3       Geographical Limits

Europe and Scandinavia.

1.4       Sum Insured

EURO * representing the amount equivalent to the total reinstatement value of the Works and the Plant, including allowance for the costs of demolition and debris removal and professional fees (including construction management, Technical Advisers fees and fuel, chemical, raw material and Spares Inventory at Site at the date of Acceptance), customs duties of the Works and the Plant (as applicable). The sum insured is to operate in respect of each occurrence of loss or damage to the insured property.

1.5       Indemnity

All risks of physical loss of or damage to any part of the Insured Property from any cause not excluded.

1.6       Period of Insurance

From Financial Close (or the Commencement Date under the EPC Contract if earlier) until the date of Acceptance, extending for an additional 18 months thereafter with respect to cover during the Defects Liability Period.

* Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.

23/08/02                                1                        HypoVereinsbank

Bankrisk Services                                     Steridal Pulp Mill Project
Insurance Due Diligence                              Arrangers Insurance Concept

1.7       Main Exclusions

The Insurers shall not be liable for:

(a) War, Civil War, etc. including Terrorism (until such time as insurance against acts of Terrorism becomes available in the international market on what the Security Agent accepts to be reasonable commercial terms);
(b)       Radioactive Contamination, etc;
(c) Wear and Tear and gradual deterioration but this shall not exclude consequent loss or damage;
(d)       Date Recognition Clause;
(e)       Unexplained Disappearance or Shortages;
(f)       Consequential Losses, loss of use, delay penalties;
(g)       Contractor's or its Subcontractors' Constructional Plant and
          Equipment;
(h) Loss of cash, banknotes, treasury notes, money orders, cheques or stamps;
(i) Costs incurred arising out of wear, tear, wasting or wearing away, gradual deterioration, rust, oxidation, corrosion or erosion but not consequent damage;
(j)       Marine and Air transits (but not transits by inland waterways);
(K)       Vehicles licensed for road use.

1.8     Maximum Deductible

Not exceeding EURO 75,000 in respect of each and every occurrence of loss or damage.

1.9     Main Extensions/Conditions

(a) Including loss or damage arising from acts of Terrorism, strikes, riots, civil commotion and criminal/malicious damage (except that insurance against acts of Terrorism will be excluded until such tim.e as that insurance becomes available in the international market on what the Security Agent accepts to be reasonable commercial terms);
(b) Natural Hazards Limit; Euro 12,500,000 each event and Euro 25,000,000 per annum;
(c) Defective Design cover only excluding the component part that is detective but otherwise covering consequential damage;
(d)       Debris removal;
(e)       Expediting expenses;
(f)       Professional and surveyors' fees;
(g)       Automatic reinstatement of sum insured;
(h)       Escalator on Sum Insured;
(i)       Escalator on Limit of liability applied to Sum Insured;
(j)       Seventy-two Hour Clause;
(k)       Plans Specifications Drawings Electronic Records and data Clause;
(1) 50/50 Marine/Construction Loss Sharing Clause; (in) Temporary Repairs and Minimising Loss; (n) Offsite Storage and inland Transits; (o) Cover during Defects Liability Period to cover loss or damage caused to the Works and the Plant by defects or whilst work is being undertaken pursuant to the Defects Liability provisions of the relevant EPC Contract.

23/08/02                                2                        HypoVereinsbank

Bankrisk Services                                     Steridal Pulp Mill Project
Insurance Due Diligence                              Arrangers Insurance Concept

2.        Delay in Start up/Advance Loss of Revenue Insurance (Construction)

2.1       The Insured Parties

Borrower

2.2       PERIOD OF INSURANCE

From Financial Close (OR the Commencement Date under the EPO Contract if earlier) until the date of Acceptance.

2.3       Indemnity

Fixed operating costs and standing charges including loss of debt service (interest -including fees- and Principal); plus any minimum take or pay obligations; plus increased cost of working following delays in the date of Start Up, incuding in the five month period from the date of Start Up until the scheduled date of Acceptance, as a direct result of physical loss or damage covered under Paragraph 1, "Construction! Erection "All Risks' Material Damage Insurance," of this Minimum lnsurance Schedule including loss or damage, which would be insured but for the application of any deductible, that causes an interference in the construction work resulting in a delay to the scheduled date of Start Up or such later date on which the Insured Business would have become operational or causes an interruption of the operation as scheduled from the date of Start Up until scheduled date of Acceptance, respectively.

2.4       Sum Insured

EURO * for any 12 months period of indemnification being an amount sufficient to cover the Plant's fixed operating costs including interest, fees and principal payable plus any minimum take or pay obligations for the duration of the Indemnity Period.

2.5       Indemnity Period

A period of 18 months from the scheduled Start Up date including the period from the scheduled date of Start Up until the scheduled date of Acceptance for FLEXA (Fire Lightning Explosion and Aircraft) perils and Acts of God and 12 months from the scheduled Start Up date including the period from the scheduled date of Start Up until the scheduled date of Acceptance for Machinery Breakdown & all other damage.

2.6       Main Exclusions

The insurance excludes any event not insured under paragraph 1 "Construction! Erection "All Risks" Material Damage Insurance, above.

2.7       Maximum Time Excess

Not exceeding 60 days any one delay.

* Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.

23/08/02                                3                        HypoVereinsbank

Bankrisk Services                                     Steridal Pulp Mill Project
Insurance Due Diligence                              Arrangers Insurance Concept

3.        Marine Cargo and Inland Transit Insurance

3.1       The Insured Parties

(a)       Borrower and any Subsidiary Companies;
(b) The ERG Contractor and/or Contractors Suppliers in respect of the ERG Contract and the Contractor and/or Contractor's Suppliers in respect of the non-EPC ancillary Contracts;
(c)       The Independent Engineer,

Each for their respective rights and interests.

3.2       Period of Insurance

From Financial Close (or the Commencement Date under the EPC Contract if earlier) until date of delivery of the final consignment to the Site.

3.3       The Insured Property

All imported Cargoes and/or interest and/or stock of whatsoever description including plant, equipment, machinery, (other than Contractors construction plant and equipment), spare parts and other items for incorporation within the Site.

3.4       SUM Insured

EURO 40,000,000 any one shipment but not less than 110% of the maximum value (including cost of freight and insurance) any one conveyance and/or location of each shipment and EURO 10,000,000 for Inland Transit.

3.5       Indemnity

Against "All Risks' of physical loss or damage while in transit by sea, air or land or inland waterway portion of the journey or whilst in storage en route. From the time the insured items leave the warehouse or factory anywhere in the world for shipment or transit to, and until they are delivered and unloaded at the Site, and return.

3.6       MAIN Exclusions

(a)         German Institute Insolvency Exclusion Clause or Equivalent;
(b)         German Institute Radioactive Contamination Exclusion Clause or
            Equivalent;
(c) Excluding electrical and mechanical derangement unless caused by an insured peril.

3.7       Main Extensions/Conditions

(a)         German Institute Cargo and Air Cargo Clauses (A) or Equivalent;
(b)         German Institute War Clauses (Cargo, Air Cargo) or Equivalent;
(c)         German Institute Strikes Clause (Cargo, Air Cargo) or Equivalent;
(d)         German Institute Classification Clause or Equivalent;
(e)         German Institute Replacement Clause or Equivalent;
(f)         50/50 Marine Construction Loss Sharing and Concealed Damage clause;
(g)         Debris Removal Clause;
(h)         Expediting Expenses;
(i)         Transhipment Clause;
(j)         Accumulation Clause/Off- Site Storage.

3.8       Maximum Deductible

23/08/02                                4                        HypoVereinsbank

Sankrisk Services                                     Steridal Pulp Mill Project
Insurance Due Diligence                              Arrangers Insurance Concept

Not to exceed EURO 10,000 each and every loss.

23/08/02                                5                        HypoVereinsbank

Bankrisk Services                                     Steridal Pulp Mill Project
Insurance Due Diligence                              Arrangers Insurance Concept

4.        Marine Delay in Start Up/ Marine Advance Loss of Revenue

4.1       The Insured Parties

Borrower

4.2       Period of Insurance

From the date of Financial Close or the Commencement Date under the EPC Contract (if earlier) until the date of Start Up.

4.3       Indemnity

Fixed operating costs and standing charges including loss of debt service (interest -including fees- and Principal) plus any minimum take or pay obligations; plus increased cost of working following delays in Start Up as a direct result of physical loss or damage covered under Paragraph 3, "Marine CargoiTransit Insurance," of this Minimum insurance Schedule including loss or damage, which would be insured but for the application of any deductible, that causes an interference in the construction work resulting in a delay to the scheduled date of Start Up or such later date on which the Insured Business would have become operational.

4.4       Sum Insured

EURO * being an amount sufficient to cover the Project's fixed operating costs including interest, fees and principal payable plus any minimum take or pay obligations for the duration of the maximum Indemnity Period.

4.5       Indemnity Period

A minimum of 12 months from the scheduled date of Start Up.

4.6       Main Exclusions

The insurance excludes any event Insurance," above. not insured under paragraph 3, "Marine Cargo/Transit

4.7       Maximum Time Excess

Not exceeding 60 days any one delay.

* Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.

23/08/02                                6                        HypoVereinsbank

Bankrisk Services                                     Steridal Pulp Mill Project
Insurance Due Diligence                              Arrangers Insurance Concept

5.        Third Party Liability I Environmental Impairment Liability

5.1       The Insured Parties

(a)       Borrower and Subsidiary Company;
(b) The EPC Contractor and/ar Contractors Suppliers in respect of the EPC Contract and the Contractor and/or Contractors Suppliers in respect of the non-EF'C ancillary Contracts;
(c)       Any consultants and suppliers for their site activities only;
(d)       The Independent Engineer;
(e) Each of their respective assigns, employees, agents, officers, partners and Directors,

Each for their respective rights and interests.

5.2       Period of Insurance

From Financial Close (or the Commencement Date under the EPC Contract if earlier) until the date of Acceptance, extending for an additional 18 months thereafter with respect to cover required in respect of the EPC Contractor/and or its Suppliers during the Defects Liability Period.

5.3       Indemnity

The legal and contractual liability of an Insured to pay damages, costs and expenses as a result of:

(a) Death, bodily injury and dIsease (including mental shock) of any person;
(b)       Loss or damage to any third party property and/or loss of use thereof;
(c) Interference with traffic or property or any easement, right of air, light, water, support or way or enjoyment at use by obstruction, loss of amenities, nuisance, trespass or any like cause; and
(d) false arrest, invasion of privacy, detention, eviction or any like cause,

Arising out of or in the course of or in connection with the performance of the Works.

5.4       Geographical Limits

World-wide.

5.5       Limit of Indemnity

Notless than EURO 10,000,000 for any one occurrence or all occurrences of a series consequent upon or attributable to one source or original source but in respect of Products Liability EURO 10,000000 in the aggregate.

5.6       Maximum Deductible

Not more than EURO 25,000 in respect of third party property damage only and not more than EURO 250,000 in respect of EIL.

5.7       Main Extensions/Conditions

(a)       Cross Liabilities Clause;
(b)       World-wide jurisdiction clause;
(c)       legal costs and expenses;
(d)       Contingent Motor Liability.

5.8       Main Exclusions

23/08/02                                7                        HypoVereinsbank

Bankrisk Services                                     Steridal Pulp Mill Project
Insurance Due Diligence                              Arrangers Insurance Concept

(a) Death of, or bodily injury to, or illness or disease contracted by, the employees of the Insured claiming indemnity arising out of or in the course of their employment;
(b) Property belonging to, or in the charge, or under the control of, the Insured;
(c) Liability arising out of technical or professional advice given for a fee by the Insured or by any person acting on behalf of the Insured other than advice relating to the construction and operation of the Plant in so far as insured under paragraph 1, "Construction! Erection "All Risks" Material Damage Insurance," of this Minimum insurance Schedule;
(d) Liability arising out of the use of mechanically propelled vehicles for which compulsory insurance or security is required by legislation, except whilst in use as a tool of trade;
(e) The cost of making good loss of or damage to property indemnified under the insurance referred to in paragraph 1 "Construction! Erection "All Risks" Material Damage Insurance," of this Minimum Insurance Schedule;
(f) Liability arising from ownership, possession, use or control of any aircraft or watercraft; and
(g) Liquidated damages or penalties under any agreement in connection with delay or guarantees of performance or efficiency.

5.9       Environmental Impairment Insurance ("Umwelthaftpflichtversicheruflg")

(a) All events for which one of the insured becomes liable to pay in respect of legal liabilities to third parties arising from contamination of the Project Site, which results ri a pollution event causing third party bodily injury or property damage;
(b)       Temporary ownership in Cover Component 2.6 of the
          Umwelthaftpflicht-Modefl des H UK-Verbandes;
(c)       36 month extended reporting period after cancellation.

23/08/02                                8                        HypoVereinsbank

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

                            7. Intentionally Omitted

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

                               8. Key Persons List

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

                               8. KEY PERSONS LIST

POSITION                       NAME
--------                       ----
Project Sponsor                Rolf Neuwinger
Project Director               Georg A. Gross
Technical Director             Denis P. Fournier
Commercial Director            Bernd Kildentoft
Engineering Manager            Joe Masella
Site Manager                   Miguel Sanchez
Manager Subcontracts           Amd Pannenbecker
Administration Coordinator     Dagmar Hermes
Commisioning Manager           Phil Ebert
Civil Manager                  Renato Gori
Erection Manager               Hans Koch
Planning / Scheduling          Ulrich kohlhaas
Electrical                     Carlos Goncalves
Authority Coordination         Hans Andres

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

                          9. PAYMENT MILESTONE SCHEDULE

Appendix 2 Exhibit 9 Payment milestones

Activity    System and                                                                                                Months from
#          Department No   Milestone Description                                                           Value   Commencement Date
*                          Advance payment due on or before Commencement Date                              5.00%         0
*                          Advance payment month 1 after Commencement Date                                 5.00%         1
*               *          Foundation for stair case tower poured (completed)                              0.20%         1
*               *          All flow sheets and layout drawings for lst approval                            2.00%         2
*               *          Stair case tower concrete structure completed                                   0.50%         2
*               *          All Pouring of foundations for the departments completed                        0.10%         3
*               *          Pouring of foundations for * completed                                          0.20%         3
*               *          All flow sheets and layout drawings for 1st approval                            1.50%         3
*               *          Pouring of all foundations for * completed                                      0.30%         3
*               *          All Slabs on grade poured                                                       0.10%         4
*               *          Pouring of foundations for * completed                                          0.10%         4
*               *          Pouring of foundations for building (completed)                                 0.20%         4
*               *          Pouring of foundations for building completed                                   0.20%         4
*               *          All flow sheets and layout drawings approved                                    1.00%         5
*               *          Pouring of foundations for * completed                                          0.10%         5
*               *          Pouring of foundations for * completed                                          0.10%         5
*               *          Slab on grade poured (completed)                                                0.20%         5
*               *          Building foundation poured (completed)                                          0.30%         5
*               *          Pouring of foundations for * completed                                          0.30%         5
*               *          Delivery 1, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.30%         5
*               *          Slab on grade poured (completed)                                                0.20%         5
*               *          Slab on grade poured (completed)                                                0.20%         5
*               *          Pouring of foundations for building completed                                   0.10%         5
*               *          Pouring of foundations for * completed                                          0.10%         6
*               *          Slab on grade poured * (completed)                                              0.20%         6
*               *          Slab on grade poured * (completed)                                              0.10%         6
*               *          Slab on grade poured (completed)                                                0.25%         6
*               *          All flow sheets and layout drawings approved                                    1.50%         6
*               *          Pouring of foundations for * completed                                          0.30%         6
*               *          Delivery 1, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         6
*               *          Pouring of foundations for *                                                    0.10%         6
*               *          Pouring of foundations for *                                                    0.20%         6
*               *          Pouring of foundations for *                                                    0.10%         6
*               *          60% of the value of Contractor's Suppliers' subcontracts signed                 0.05%         6
*               *          Superstructures completed                                                       0.20%         7
*               *          Slab on grade poured * (completed)                                              0.20%         7

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

Payment milestones                                                         1(7)


*               *          Pouring of foundations for * completed                                          0.10%         7
*               *          Pouring of foundations for * (completed)                                        0.10%         7
*               *          Delivery 1, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         7
*               *          Slab on grade poured for complete * (completed)                                 0.20%         7
*               *          Delivery 1, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.30%         7
*               *          Slab on grade poured (completed)                                                0.10%         7
*               *          Delivery 2, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  2.00%         7
*               *          Delivery 1, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         7
*               *          Pouring of foundations and piers for * completed                                0.10%         7
*               *          Slabs on grade poured (completed)                                               0.10%         7
*               *          Slab on grade poured (completed)                                                0.20%         7
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         8
*               *          All elevated floor slabs poured                                                 0.10%         8
*               *          Slab on grade poured * (completed)                                              0.20%         8
*               *          Superstructure completed for *                                                  0.05%         8
*               *          Superstructure completed for *                                                  0.05%         8
*               *          Pouring of foundations for * storage completed                                  0.10%         8
*               *          Delivery 2, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.70%         8
*               *          Pouring of foundations for * completed                                          0.20%         8
*               *          Delivery 2, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  1.00%         8
*               *          Slab on grade poured for * building completed                                   0.20%         8
*               *          Delivery 2, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         8
*               *          Delivery 2, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         8
*               *          Superstructure completed                                                        0.10%         8
*               *          Superstructure for buildings completed                                          0.10%         8
*               *          Pouring of foundations for all equipment completed                              0.10%         8
*               *          Mill roads rough in place                                                       0.10%         8
*               *          Graphic configuration of all Departments frozen                                 0 20%         9
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         9
*               *          All perimeter walls completed                                                   0.10%         9
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         9
*               *          All perimeter walls completed for * building                                    0.05%         9
*               *          All perimeter walls completed for * building                                    0.05%         9
*               *          Delivery 1, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         9
*               *          All superstructure for building completed                                       0.20%         9
*               *          Delivery 3, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                  1.00%         9
*               *          Delivery 3, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  1.00%         9
*               *          Pouring of foundations for building (completed)                                 0.05%         9
*               *          Delivery 3, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  2.00%         9
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         10
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         10
*               *          All * installed                                                                 0.20%         10

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

Payment milestones                                                         2(7)


*               *          Delivery 2, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.35%         10
*               *          Pouring of foundations for * completed                                          0.30%         10
*               *          Delivery 4, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                  1.80%         10
*               *          All * installed                                                                 0.75%         10
*               *          Superstructure (frame) completed for * building                                 0.40%         10
*               *          Delivery 1, 1/3 ot the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         10
*               *          Slab on grade poured (completed)                                                0.05%         10
*               *          Delivery 3, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         10
*               *          All supporting steel structure completed                                        0.30%         10
*               *          All perimeter walls completed                                                   0.10%         10
*               *          Delivery 1, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         10
*               *          Slab on grade poured for all equipment completed                                0.10%         10
*               *          Pouring of foundations for building completed                                   0.10%         10
*               *          * structure completed                                                           0.10%         10
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.40%         11
*               *          Delivery 3, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.65%         11
*               *          All perimeter walls completed                                                   0.20%         11
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.40%         11
*               *          * poured for * (completed)                                                      0.20%         11
*               *          Superstructure (frame) for complete * building completed                        0.25%         11
*               *          Delivery 4, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         11
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.20%         11
*               *          Superstructure completed                                                        0.05%         11
*               *          Delivery 4, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         11
*               *          All * installed                                                                 0.40%         11
*               *          Delivery 4, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  1.20%         11
*               *          Delivery 3, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         11
*               *          Delivery 2, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.75%         11
*               *          All perimeter walls completed                                                   0.10%         11
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         11
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         11
*               *          Slab on grade poured (completed)                                                0.05%         11
*               *          All * installed                                                                 0.30%         12
*               *          * installed                                                                     0.10%         12
*               *          * completed                                                                     0.20%         12
*               *          * installed                                                                     0.15%         12
*               *          All building services mechanically completed                                    0.05%         12
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.90%         12
*               *          * (completed)                                                                   0.20%         12
*               *          Delivery 5, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                  1.30%         12
*               *          Elevated floor slabs poured for complete * building                             0.20%         12
*               *          All * installed                                                                 0.40%         12

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

Payment milestones                                                         3(7)


*               *          All * installation                                                              0.20%         12
*               *          Elevated floor slabs poured for * building completed                            0.20%         12
*               *          Perimeter walls completed for * building                                        0.20%         12
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.30%         12
*               *          All perimeter walls completed                                                   0.05%         12
*               *          * platform poured (completed)                                                   0.10%         12
*               *          Delivery 4, 1/5 of  the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         12
*               *          * ready tor insulation                                                          0.10%         12
*               *          Delivery 3, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.75%         12
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         12
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         12
*               *          All superstructure completed                                                    0.30%         12
*               *          All building services mechanically completed                                    0.30%         13
*               *          * mechanically completed                                                        0.10%         13
*               *          Delivery 4, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.75%         13
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.90%         13
*               *          * poured for * (completed)                                                      0.20%         13
*               *          Slab on grade poured for * (completed)                                          0.10%         13
*               *          Perimeter walls for complete * building completed                               0.20%         13
*               *          *                                                                               0.30%         13
*               *          Delivery 5, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  1.00%         13
*               *          All *                                                                           0.20%         13
*               *          Delivery 5, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         13
*               *          Building services mechanically completed                                        0.10%         13
*               *          Delivery 5, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.50%         13
*               *          Mechanical installation of all * completed                                      0.20%         13
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         13
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.10%         13
*               *          All elevated floor Slabs poured (completed)                                     0.30%         13
*               *          *                                                                               0.05%         13
*               *          * mechanically installed                                                        0.30%         14
*               *          *                                                                               0.10%         14
*               *          *                                                                               0.10%         14
*               *          * installed                                                                     0.40%         14
*               *          * at Site                                                                       1.00%         14
*               *          Slab on grade poured for * (completed)                                          0.20%         14
*               *          Installation of * completed                                                     0.20%         14
*               *          Installation of * completed                                                     0.50%         14
*               *          Installation of * completed                                                     0.50%         14
*               *          * installed                                                                     0.30%         14
*               *          All * ready for insulation                                                      0.10%         14
*               *          All * installation                                                              0.20%         14

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

Payment milestones                                                         4(7)


*               *          All building services mechanically completed                                    0.05%         14
*               *          All building services mechanically completed                                    0.05%         14
*               *          Installation of * completed                                                     0.10%         14
*               *          Building ready for *                                                            0.10%         14
*               *          Final approval of spare part list                                               0.45%         14
*               *          Factory Acceptance Tests completed for all Departments                          0.40%         15
*               *          * mechanically installed                                                        0.10%         15
*               *          Installation of * mechanically completed                                        0.30%         15
*               *          * concrete areas in * completed                                                 0.05%         15
*               *          Slab on grade poured for * (completed)                                          0.20%         15
*               *          * mechanically installed                                                        0.20%         15
*               *          Delivery 6, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                  1.30%         15
*               *          All electrical switch gears mechanically installed                              0.25%         15
*               *          * mechanically installed                                                        0.40%         15
*               *          All * mechanically installed                                                    0.25%         15
*               *          All * mechanically installed                                                    0.20%         15
*               *          * installed                                                                     0.50%         15
*               *          All * installed                                                                 0.20%         15
*               *          Delivery 4, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                  0.30%         15
*               *          All * mechanically installed                                                    0.20%         15
*               *          All * mechanically completed                                                    0.50%         15
*               *          * operational                                                                   0.05%         15
*               *          All * installed                                                                 0.10%         16
*               *          * completed and authority approved                                              0.60%         16
*               *          Installation of * mechanically completed                                        0.50%         16
*               *          * mechanically installed                                                        0.20%         16
*               *          All * completed                                                                 0.10%         16
*               *          Building services mechanically completed for * building                         0.35%         16
*               *          All * installed                                                                 0.20%         16
*               *          All *                                                                           0.35%         16
*               *          All * installed                                                                 0.30%         16
*               *          Installation of * completed                                                     0.10%         16
*               *          All steel structure completed                                                   0.10%         16
*               *          All perimeter walls completed                                                   0.20%         16
*               *          * completed                                                                     0.05%         16
*               *          * mechanically installed                                                        0.10%         16
*               *          All Operation, Maintenance Manuals completed and delivered                      0.30%         16
*               *          All * installed                                                                 0.20%         17
*               *          * mechanically installed                                                      0.20%         17
*               *          * installed                                                                     0.30%         17
*               *          *                                                                               0.50%         17
*               *          Mechanical Completion Certificate                                               0.40%         18


                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

Payment milestones                                                         5(7)


*               *          Mechanical Completion Certificate                                               0.40%         18
*               *          * completed and authority approved                                              0.50%         18
*               *          All building services mechanically completed                                    0.15%         18
*               *          Site Installation Tests completed                                               0.40%         19
*               *          Mechanical Completion Certificate                                               0.40%         19
*               *          All architectural finishes completed                                            0.05%         19
*               *          Mechanical Completion Certificate of administration building                    0.30%         19
*               *          * completed                                                                     0.05%         19
*               *          Mechanical Completion Certificate                                               0.15%         19
*               *          * ready for use                                                                 0.05%         19
*               *          System Start-up                                                                 0.10%         20
*               *          Mechanical Completion Certificate                                               0.50%         20
*               *          Mechanical Completion Certificate                                               0.10%         20
*               *          Mechanical Completion                                                           0.40%         20
*               *          Mechanical Completion Certificate                                               0.20%         20
*               *          *                                                                               0.25%         20
*               *          Mechanical Completion Certificate                                               0.10%         20
*               *          * ready for use                                                                 0.20%         20
*               *          * ready for use                                                                 0.20%         20
*               *          System Start-up                                                                 0.10%         21
*               *          System Start-up                                                                 0.10%         21
*               *          Mechanical Completion Certificate                                               0.10%         21
*               *          Mechanical Completion Certificate                                               0.10%         21
*               *          System Start-up                                                                 0.10%         21
*               *          System Start-up                                                                 0.10%         21
*               *          Mechanical Completion Certificate                                               0.10%         21
*               *          Mechanical Completion Certiticate                                               0.10%         21
*               *          System Start-up                                                                 0.10%         22
*               *          System Start-up                                                                 0.10%         22
*               *          Mechanical Completion Certificate                                               0.10%         22
*               *          Mechanical Completion Certificate                                               0.10%         22
*               *          System Start-up                                                                 0.10%         22
*               *          System Start-up                                                                 0.10%         22
*               *          System Start-up                                                                 0.10%         22
*               *          System Start-up                                                                 0.10%         22
*               *          Mechanical Completion Certificate of the Works                                  6.00%         22
*               *          Certificate of Operational Acceptance                                           0.20%         23
*               *          Certificate of Operational Acceptance                                           0.20%         23
*               *          System Start-up                                                                 0.10%         23
*               *          System Start-up                                                                 0.10%         23
*               *          Certiticate of Operational Acceptance                                           0.20%         24
*               *          Certificate of Operational Acceptance                                           0.20%         24


                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

Payment milestones                                                         6(7)


*               *          System Start-up and production of  *                                            1.40%         24
*               *          Mill Fence 80% closed                                                           0.05%         24
*               *          Certificate of Operational Acceptance                                           0.20%         25
*               *          Certificate of Operational Acceptance                                           0.20%         25
*               *          Certificate of Operational Acceptance                                           0.20%         25
*               *          Certificate of Operational Acceptance                                           0.20%         25
*               *          Certificate of Operational Acceptance                                           0.20%         25
*               *          Certificate of Operational Acceptance                                           0.20%         25
*               *          Operational Acceptance Certificates for the Works                               1.00%         25
*               *          Acceptance of the Works                                                         5.00%         28
*               *          Roads, paved areas, lawns and landscaping completed                             0.20%         28
*               *          Schedule B Test Certificate                                                     0.10%         30
*               *          Schedule B Test Certificate                                                     0.10%         31
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          Schedule B Test Certificate                                                     0.10%         34
*               *          All Schedule B Tests completed                                                  1.50%         34
                                                                                                         100.00%
                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

Payment milestones                                                         7(7)

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 2

                               COMMERCIAL EXHIBITS

                      10. FORM OF PARENT COMPANY GUARANTEE

                                                           APPENDIX 2 EXHIBIT 10

                     AGREED FORM OF PARENT COMPANY GUARANTEE

Zellstoff Stendal GmbH
Niedergorner Damm 1

D-39596 Arneburg

This Guarantee is provided by RWE Solutions AG (the "Guarantor") pursuant to the Contract for Engineering, Design, Procurement, Construction, Erection and Start Up made as of ( ) August, 2002 (the "Contract") between Zellstoff Stendal GmbH, 39596 Arneburg (the "Owner") and RWE Industrie-Losungen GmbH, 47051 Duisburg (the "Contractor").

Guarantor, being the owner of the capital stock of the Contractor and in consideration of and in order to induce the execution and delivery of and/or performance of its obligations under the Contract by Owner, does hereby unconditionally and irrevocably guarantee to the Owner:

     (1) the due and punctual performance by or on behalf of Contractor of any and all obligations of the Contractor contained in the Contract; and

     (2) the payment when due of all sums which may become due on the part of the Contractor under or pursuant to the Contract

     (together the "Guaranteed Obligations").

We hereby undertake that if the Contractor fails to perform the Guaranteed Obligations we shall assume the Guaranteed Obligations (SCHULDMITUBERNAHME) as though they were our own and perform the Guaranteed Obligations at the place, to the extent and in the manner as specified in the Contract. Guarantor agrees that no invalidity or unenforceability of the Contract in breach of the representations in paragraphs (3) and (4) below shall affect or impair its liability under this Guarantee. Payments required to be made under this Guarantee shall be made without set-off or counterclaim and free from deductions or withholdings.

This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable performance guarantee, irrespective of the occurrence of any circumstances which might otherwise constitute a legal or equitable defense. In particular, the release by the Owner of any other security granted in connection with the Contract in fulfillment of the Owner's obligations under any other security agreement to effect such release shall not in any way affect the obligations of the Guarantor hereunder.

The Guarantor in order to fulfill its obligations hereunder shall have the right to appoint another contractor to complete the works, provided that such appointment shall be subject to the prior written approval of the Owner, which approval shall not be unreasonably withheld. At such time as Guarantor is required to perform Contractor's obligations under the Contract, all rights and obligations of Contractor under the Contract, including the right to receive all payments due and owing by Owner to Contractor, shall be deemed to have been transferred and assigned to it or to such contractor appointed by it; provided, however, that (i) Guarantor first shall have notified Owner in writing of such transfer and assignment of rights and obligations, (ii) Owner shall have received Contractor's written acknowledgement that its rights and obligations under the Contract have been transferred and assigned, and (iii) Guarantor shall have executed and delivered to Owner an indemnity reasonably satisfactory to Owner whereby the Guarantor agrees to indemnify the Owner against and hold it harmless from any and all claims by or through Contractor for payments from Owner under the Contract.

Guarantor hereby agrees that the Contract may be modified, amended and supplemented with the written agreement of Contractor without Guarantor's consent in any manner and agrees that no such modification, amendment or supplement shall release, affect or impair its liability under this Guarantee.

Guarantor represents that:

(1) it is a company duly organized under the laws of the Federal Republic of Germany and has and will have the necessary power to enable it to enter into and perform its obligations under this Guarantee;

(2) the Contractor is a company duly organized under the laws of Germany and has and will have the necessary power to enable it to enter into and perform its obligations under the Contract;

(3) the Contract, as originally executed and delivered, has been duly authorized by Contractor and has been duly executed by duly authorized officers of Contractor;

(4) the obligations of Contractor under the Contract are, or when the Contract becomes effective in accordance with its terms, will be valid obligations of Contractor legally binding upon it and enforceable in accordance with the terms and conditions of the Contract;

(5) this Guarantee has been duly authorized by Guarantor and has been duly executed by duly authorized officers of Guarantor;

(6) Guarantor's obligations under this Guarantee are, or when this Guarantee becomes effective in accordance with its terms, will be valid obligations of Guarantor enforceable in accordance with the terms and conditions hereof;

(7) all necessary authorisations to enable it to enter into this Guarantee have been obtained and are and will remain in full force and effect;

(8) all necessary authorisations to enable the Contractor to enter into the Contract have been obtained and are and will remain in full force and effect;

(9) its obligations under this Guarantee rank and will rank at least equally with all its other present and future unsecured and unsubordinated obligations save that certain categories of its other obligations will, however, be preferred in a liquidation by virtue of mandatory provisions of statute;

(10) no stamp, registration or similar tax is payable, and no filing or registration is required, in connection with the execution, performance or enforcement of this Guarantee;

(11) the execution, delivery and performance of this Guarantee will not conflict with (a) any agreement binding on it or any of its assets; (b) its constitutional documents; or (c) any applicable law; and

(12) the execution, delivery and performance of the Contract by the Contractor will not conflict with (a) any agreement binding on it or any of its assets; (b) its constitutional documents; or (c) any applicable law.

This Guarantee shall become effective on the date on which all of the conditions set forth in article 32 of the Contract have been satisfied (the `Commencement Date') and will expire on the date on which all amounts payable by Contractor under the Contract have been paid in full and all obligations to be performed by Contractor under the Contract have been performed, after which date this Guarantee shall become null and void unless Owner's written demand by registered letter under this Guarantee has reached Guarantor at Frankfurt, Germany before 5 p.m. German time on such date.

Owner shall return this Guarantee to Guarantor no later than ten (10) days following the date of its expiry provided that no demands are then outstanding.

This Guarantee may not be assigned or transferred by Guarantor without Owner's prior written approval.

This Guarantee may not be assigned by Owner without Guarantor's prior written approval, such approval not to be unreasonably withheld or delayed; provided that no approval shall be required for the assignment of this Guarantee to Owner's lenders by way of security and/ or any additional obligor or substitute appointed pursuant to the Direct Agreement. Guarantor agrees to cooperate with Owner's lenders and to provide an acknowledgement of any such assignment in such terms as the lenders may reasonably require. Guarantor hereby waives notice of acceptance and agrees with Owner that acceptance will be deemed to be effected with receipt of this Guarantee by Owner.

Any dispute arising out of or in connection with the Guarantee shall be finally and exclusively settled by arbitration pursuant to the "DEUTSCHE INSTITUTION FUR SCHIEDSGERICHTSBARKEIT". The venue of arbitration proceedings shall be Berlin. The language to be used in arbitration proceedings shall be English.

This Guarantee shall be governed by and construed in accordance with the laws of Germany.

IN WITNESS WHEREOF,[     ] has caused this Guarantee to be executed by its
officers thereunto duly authorized on this (____) day of August, 2002.

By:                                                 By:

Title:                                              Title:

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 3

                               TECHNICAL EXHIBITS

                        4     OBLIGATIONS OF OWNER

                        4.4   Owner's Permits and Licenses

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 3

                   EXHIBIT 4.4 - OWNER'S PERMITS AND LICENSES

The construction, erection and operation of the new mill is based on five (5) major permits, see items 1-5 below.

The Owner is responsible for handling, applying and obtaining the following permits and authorizations. In this activity the Contractor shall supply assistance to the Owner as set forth in the Contract and according to Appendix 3, Exhibit 13.

I. PERMIT BASED ON GERMAN FEDERAL LAW, CONCERNING THE PROTECTION AGAINST HARMFUL EFFECTS ON THE ENVIRONMENT

     The permitting Authority is the Regierungsprasidium Magdeburg, Land Sachsen-Anhalt (LSA), which obtains assistance from other authorities and experts (Sachverstandige) to control technical details.

1.1 The First Partial Permit '1 . Teilgenehmigung fur die Errichtung und den Betrieb einer Zellstofffabrik fCir 555,450 ADtId" granted on January 22, 1998, is still valid to the extent that it has not been altered by the new Permit (the "Modifying Permit"). It concerns the erection and operation of the whole mill (except the Effluent Treatment Plant). Because Owner has made several considerable changes to the original concept, for example *, an application for a change in permit (Antrag zur wesentliche Anderung der 1 . Teilgenehmiguflg) was submitted to the Authorities on 20 June 2001.

     The Modifying Permit was granted on July 26, 2002 by the
     RegierungspraSiditum Magdeburg, Land Sachsen-Anhalt (LSA). The modification (Docket # 46b-44007-227) was made pursuant to Section 1 6 of the German Federal Law, concerning the protection against harmful effects on the environment.

     The First Partial Permit (to the extent that it has not been altered by the Modifying Permit) and the Modified Permit are binding documents for the Plant.

1.2 During project execution, the Owner shall, upon receipt of adequate information from the Contractor (if related to the Works):

     - Inform the Authorities in an "Anderungsanzeige", in case of minor changes to the mill concept and equipment.

     - Apply to the Authorities in an "Anderungsantrag", in cases of major changes to the mill concept and equipment.

1.3 The Owner shall apply for a second Partial Permit "2. Teilgenehmiguflg' according to `Dampfkesselverordnung" (The Steam Boilers Act). Owner shall submit this application to the Authorities after Owner has received the required design specifications and construction drawings from Contractor. The permitting procedure of the Authorities will require considerable time.

      Zellstoff Stendal GmbH Kraft Pulp Mill Projec - Appendix 3 - Exhibit 4.4 -

* Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

2. APPROVAL OF THE PLAN TO CONSTRUCT AND OPERATE THE EFFLUENT TREATMENT PLANT FOR THE STENDAL PULP MILL (Planteststellungsverfahren)

     The approving Authority is the HegierungsprasidiUrfl Magdeburg, Land Sachsen-Anhait (LSA).

     An approval 'Plant esstellungSbesChlUSS fur den Bau und Betrieb einer Abwasserbehandlungwsantage der Zellstofffabrik Stendal" was issued on 11 September 1 998. A new application "Antrag auf Planfeststellung nach
     Section 155 Wasser Gesetz LSA fur Bau und Betrieb einer AbwasserbehandluflgSanlage zugehorig zur geplanten Zellstofffabrik rn lndustrie- und Gewerbepark Altmark", was submitted to the Authorities on 26 June 2001.

     The approval for the Plant (PlanfeststellungsbeSchluSS) (Docket # 43.2.13-62632-62-2001) was granted on July 26, 2002, being a binding document for the Plant.

3. Permit to withdraw surface water FROM THE ELBE River (Wasserrechtliche Bewilligung fur die Entnahrne von OberflachenwasSer aus der Elbe)

     Permitting Authority is the Regierungsprasidiufll Magdeburg, Land Sachsen-Anhalt (LSA).

     The present permit 'Wasserrechtliche Bewilligung zur Entnahme von Rohwasser aus der Elbe" was approved on 6 November 1998 and is still valid, being a binding document for the Plant.

     This permit is satisfactory to the Contractor. No change in the permit is foreseen or has been applied for.

4. PERMISSION TO DISCHARGE CLEANED EFFLUENT INTO THE ELBE River (Gehobene Erlaubnis zur Einleitung von Abwasser in die Elbe)

     Permitting Authority is the Regierungsprasidiurn Magdeburg, Land Sachsen-Anhalt (LSA).

     There is no existing permit.

     An application for "Gehobene Erlaubnis zur Einleitung von Abwasser in die Elbe" (permit for discharge of cleaned effluent into the Elbe River) was submitted to the Authorities on 24 October 2001. The permit is expected to be approved in due course.

     The "Plant esstellungsbeschluss fur den Bau und Betrieb einer Abwasserbehandlullgsafllage der Zellstofffabrik Stendal" defines environmental compatibility and all limits for the emissions into the Elbe River.

5. PERMIT TO CONSTRUCT AND OPERATE facilities FOR THE WATER INTAKE AND EFFLUENT OUTFALL AT THE ELBE RIVER (Genehmigung fur Errichtung von einem Em- BZW AUSLAUFBAUWERK am Ufer der Elbe).

     Permitting Authority is the Wasser- und Schifffahrtsarflt (Water and Shipping Authority) Magdeburg.

      Zellstoff Stendal GmbH Kraft Pulp Mill Projec - Appendix 3 - Exhibit 4.4 -

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

     The present permit `Strom- und Schifffahrtspolizeiliche Genehmigung fur Errichtung von einem Em- bzw Auslaufbauwerk am Ufer der Elbe" was granted on April 15, 2002, being a binding document for the Plant.

6.   OTHER PERMITS AND APPROVALS

     APPROVAL TO CONSTRUCT PIPELINES AND CABLES FROM MAIN MILL SITE TO THE SITE AT THE ELBE RIVER.

     Owner has made agreements with the owner(s) of the land where the pipelines and electrical and signal cables will be located between the main site arid the Elbe River site. Owner shall secure approval for Contractor's use of this road and for construction by Contractor of the piping and electrical works between the two sites, and the construction of approximately 50 meters of access road between these two sites.

     Owner shall apply for certain permits related to water drainage.

7.   OTHER PERMITS.

     With regard to all other registrations, licenses and permits which may be required by the authorities and which are required to be in the name of the Owner, for the temporary or permanent use of land or facilities, construction and operation of the Plant, permission for construction works during the night and weekend times, Start-up, testing and operation of the Plant (other than those Permits required to be obtained by the Owner as specified in this Appendix 3, Exhibit 4.4, except items 1.3 and 5), and if directly related to the Works, the Contractor shall;

     a) identify all such registrations, licenses and permits, and;

     b) provide correct and complete information, data, documents and applications related thereto, and;

     c) provide all necessary assistance to the Owner to obtain, maintain, and if necessary, amend such registrations, licenses and permits, all in due time for the completion of the Plant in accordance with the Time Schedule.

     The Contractor is responsible for obtaining any permits, which are required to be applied for in the name of the Contractor, and as indicated in Appendix 3, Exhibit 13.

     The Contractor shall provide to the Owner for its review, approval and signature, one (1) original copy of any applications prepared by Contractor pursuant to this Exhibit 4.4.

     The following permits are entirely the responsibility of the Owner and the Contractor shall not support or provide assistance to the Owner in any way for any research, preparation, submission or any other activity, or be involved in any discussion with the authorities, except as otherwise provided in the Contract:

          1. Genehmigung des Landesbeauftragten fur Eisenbahnen in Sachsen - Anhalt.

      Zellstoff Stendal GmbH Kraft Pulp Mill Projec - Appendix 3 - Exhibit 4.4 -
                                                                          Page 3

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

          2. Bau-/BetirebsgeflehmigUflg fur die Eisenbahnanbindung und die eventuell notwendige EisenbahnbrUcke.

          3. Genehmigung zur Sondernutzung der Oftentlichen Straf3en (except as required for Contractor's Works).

          4.   Eventuell riotwenciige BO8 Funkzulassung.

          5.   Gewerbeamtliche Genehmigung fur den Betrieb der Kantine.

          6. Genehmigung fur Abtransport und Deponie von Abfallen aus der Zellstoffproduktion (Abfallwirtschaftsgesetz).

          7.   Forstwirtschaftliche Genehm igungen fur die Holzbeschaffung.

          8. NutzungsgerlehmigLlflg (Durchleitungsrecht) fur Rohrleitungen auf nicht eigenem Gelande.

          9. Genehmigungen im Zusammenhang mit Personal und Arbeitsrecht fur Betriebspersonal.

          10. Erfullung von Auflagen aus dem Feuerwehrgesetz Sachsen-Anhalt (except if part of EPC Contract).

8.   APPLICATIONS FOR PERMIT MODIFICATIONS

     The following applications for Permit modifications have been filed by the
     Owner:

     a)   Building size modifications for the * were FILED on July 16, 2002.

     b)   A building size modification for the * was filed on August 9, 2002.

     c) Building size modifications for the * and the * were filed on August 12, 2002.

     d) A modification to replace the * with * in the * was filed on August 12, 2002.

     e) Modifications to the size of the * and the * were filed on August 21, 2002.

      Zellstoff Stendal GmbH Kraft Pulp Mill Projec - Appendix 3 - Exhibit 4.4 -

* Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 3

                                   Exhibit 20:

                                  Attachment 1

Appendix 3 Exhibit 20 Attachment 1
The milestones set out below and identified by an asterisk, are "Milestones" for the purposes of the Contract

Activity    System and                                                                                          Months from
#          Department No   Milestone Description                                                             Commencement Date
*                          Advance payment due on or before Commencement Date                                      0
*                          Advance payment month 1 after Commencement Date                                         1
*               *          Foundation for stair case tower poured (completed)                                      1
*               *          All flow sheets and layout drawings for lst approval                                    2
*               *          Stair case tower concrete structure completed                                           2
*               *          All Pouring of foundations for the departments completed                                3
*               *          Pouring of foundations for boiler completed                                             3
*               *          All flow sheets and layout drawings for 1st approval                                    3
*               *          Pouring of all foundations for * completed                                              3
*               *          All Slabs on grade poured                                                               4
*               *          Pouring of foundations for * completed                                                  4
*               *          Pouring of foundations for building (completed)                                         4
*               *          Pouring of foundations for building completed                                           4
*               *          All flow sheets and layout drawings approved                                            5
*               *          Pouring of foundations for * completed                                                  5
*               *          Pouring of foundations for * completed                                                  5
*               *          Slab on grade poured (completed)                                                        5
*               *          Building foundation poured (completed)                                                  5
*               *          Pouring of foundations for * completed                                                  5
*               *          Delivery 1, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          5
*               *          Slab on grade poured (completed)                                                        5
*               *          Slab on grade poured (completed)                                                        5
*               *          Pouring of foundations for building completed                                           5
*               *          Pouring of foundations for * completed                                                  6
*               *          Slab on grade poured * (completed)                                                      6
*               *          Slab on grade poured * (completed)                                                      6
*               *          Slab on grade poured (completed)                                                        6
*               *          All flow sheets and layout drawings approved                                            6
*               *          Pouring of foundations for * completed                                                  6
*               *          Delivery 1, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          6
*               *          Pouring of foundations for *                                                            6
*               *          Pouring of foundations for *                                                            6
*               *          Pouring of foundations for *                                                            6
*               *          60% of the value of Contractor's Suppliers' subcontracts signed                         6
*               *          Superstructures completed                                                               7
*               *          Slab on grade poured * (completed)                                                      7

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

App3 Exh 20 Attach 1 Rev 020823                                            1(7)


*               *          Pouring of foundations for * completed                                                  7
*               *          Pouring of foundations for * (completed)                                                7
*               *          Delivery 1, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                          7
*               *          Slab on grade poured for complete * (completed)                                         7
*               *          Delivery 1, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          7
*               *          Slab on grade poured (completed)                                                        7
*               *          Delivery 2, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          7
*               *          Delivery 1, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          7
*               *          Pouring of foundations and piers for * completed                                        7
*               *          Slabs on grade poured (completed)                                                       7
*               *          Slab on grade poured (completed)                                                        7
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          8
*               *          All elevated floor slabs poured                                                         8
*               *          Slab on grade poured * (completed)                                                      8
*               *          Superstructure completed for *                                                          8
*               *          Superstructure completed for *                                                          8
*               *          Pouring of foundations for * storage completed                                          8
*               *          Delivery 2, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                          8
*               *          Pouring of foundations for * completed                                                  8
*               *          Delivery 2, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          8
*               *          Slab on grade poured for * building completed                                           8
*               *          Delivery 2, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          8
*               *          Delivery 2, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          8
*               *          Superstructure completed                                                                8
*               *          Superstructure for buildings completed                                                  8
*               *          Pouring of foundations for all equipment completed                                      8
*               *          Mill roads rough in place                                                               8
*               *          Graphic configuration of all Departments frozen                                         9
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          9
*               *          All perimeter walls completed                                                           9
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          9
*               *          All perimeter walls completed for * building                                            9
*               *          All perimeter walls completed for * building                                            9
*               *          Delivery 1, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          9
*               *          All superstructure for building completed                                               9
*               *          Delivery 3, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                          9
*               *          Delivery 3, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          9
*               *          Pouring of foundations for building (completed)                                         9
*               *          Delivery 3, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          9
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          10
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          10
*               *          All * installed                                                                         10

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

App3 Exh 20 Attach 1 Rev 020823                                            2(7)


*               *          Delivery 2, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          10
*               *          Pouring of foundations for * completed                                                  10
*               *          Delivery 4, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                          10
*               *          All * installed                                                                         10
*               *          Superstructure (frame) completed for * building                                         10
*               *          Delivery 1, 1/3 ot the contractors suppliers' total delivery based on
                             freight tons                                                                          10
*               *          Slab on grade poured (completed)                                                        10
*               *          Delivery 3, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          10
*               *          All supporting steel structure completed                                                10
*               *          All perimeter walls completed                                                           10
*               *          Delivery 1, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          10
*               *          Slab on grade poured for all equipment completed                                        10
*               *          Pouring of foundations for building completed                                           10
*               *          * structure completed                                                                   10
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          Delivery 3, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          All perimeter walls completed                                                           11
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          * poured for * (completed)                                                              11
*               *          Superstructure (frame) for complete * building completed                                11
*               *          Delivery 4, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          Superstructure completed                                                                11
*               *          Delivery 4, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          All * installed                                                                         11
*               *          Delivery 4, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          Delivery 3, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          Delivery 2, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          All perimeter walls completed                                                           11
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          Delivery 1, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          11
*               *          Slab on grade poured (completed)                                                        11
*               *          All * installed                                                                         12
*               *          * installed                                                                             12
*               *          * completed                                                                             12
*               *          * installed                                                                             12
*               *          All building services mechanically completed                                            12
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          12
*               *          * (completed)                                                                           12
*               *          Delivery 5, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                          12
*               *          Elevated floor slabs poured for complete * building                                     12
*               *          All * installed                                                                         12

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

App3 Exh 20 Attach 1 Rev 020823                                            3(7)


*               *          All * installation                                                                      12
*               *          Elevated floor slabs poured for * building completed                                    12
*               *          Perimeter walls completed for * building                                                12
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          12
*               *          All perimeter walls completed                                                           12
*               *          * platform poured (completed)                                                           12
*               *          Delivery 4, 1/5 of  the contractors suppliers' total delivery based on
                             freight tons                                                                          12
*               *          * ready tor insulation                                                                  12
*               *          Delivery 3, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          12
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          12
*               *          Delivery 2, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          12
*               *          All superstructure completed                                                            12
*               *          All building services mechanically completed                                            13
*               *          * mechanically completed                                                                13
*               *          Delivery 4, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          13
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          13
*               *          * poured for * (completed)                                                              13
*               *          Slab on grade poured for * (completed)                                                  13
*               *          Perimeter walls for complete * building completed                                       13
*               *          *                                                                                       13
*               *          Delivery 5, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          13
*               *          All *                                                                                   13
*               *          Delivery 5, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          13
*               *          Building services mechanically completed                                                13
*               *          Delivery 5, 1/5 of the contractors suppliers' total delivery based on
                             freight tons                                                                          13
*               *          Mechanical installation of all * completed                                              13
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          13
*               *          Delivery 3, 1/3 of the contractors suppliers' total delivery based on
                             freight tons                                                                          13
*               *          All elevated floor Slabs poured (completed)                                             13
*               *          *                                                                                       13
*               *          * mechanically installed                                                                14
*               *          *                                                                                       14
*               *          *                                                                                       14
*               *          * installed                                                                             14
*               *          * at Site                                                                               14
*               *          Slab on grade poured for * (completed)                                                  14
*               *          Installation of * completed                                                             14
*               *          Installation of * completed                                                             14
*               *          Installation of * completed                                                             14
*               *          * installed                                                                             14
*               *          All * ready for insulation                                                              14
*               *          All * installation                                                                      14

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

App3 Exh 20 Attach 1 Rev 020823                                            4(7)


*               *          All building services mechanically completed                                            14
*               *          All building services mechanically completed                                            14
*               *          Installation of * completed                                                             14
*               *          Building ready for *                                                                    14
*               *          Final approval of spare part list                                                       14
*               *          Factory Acceptance Tests completed for all Departments                                  15
*               *          * mechanically installed                                                                15
*               *          Installation of * mechanically completed                                                15
*               *          * concrete areas in * completed                                                         15
*               *          Slab on grade poured for * (completed)                                                  15
*               *          * mechanically installed                                                                15
*               *          Delivery 6, 1/6 of the contractors suppliers' total delivery based on
                             freight tons                                                                          15
*               *          All electrical switch gears mechanically installed                                      15
*               *          * mechanically installed                                                                15
*               *          All * mechanically installed                                                            15
*               *          All * mechanically installed                                                            15
*               *          * installed                                                                             15
*               *          All * installed                                                                         15
*               *          Delivery 4, 1/4 of the contractors suppliers' total delivery based on
                             freight tons                                                                          15
*               *          All * installed                                                                         15
*               *          All * completed                                                                         15
*               *          * operational                                                                           15
*               *          All * installed                                                                         16
*               *          * completed and authority approved                                                      16
*               *          Installation of * mechanically completed                                                16
*               *          * mechanically installed                                                                16
*               *          All * completed                                                                         16
*               *          Building services mechanically completed for * building                                 16
*               *          All * installed                                                                         16
*               *          All *                                                                                   16
*               *          All * installed                                                                         16
*               *          Installation of * completed                                                             16
*               *          All steel structure completed                                                           16
*               *          All perimeter walls completed                                                           16
*               *          * completed                                                                             16
*               *          * mechanically installed                                                                16
*               *          All Operation, Maintenance Manuals completed and delivered                              16
*               *          All * installed                                                                         17
*               *          * mechanically installed                                                                17
*               *          * installed                                                                             17
*               *          *                                                                                       17
*               *          Mechanical Completion Certificate                                                       18


                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

App3 Exh 20 Attach 1 Rev 020823                                            5(7)


*               *          Mechanical Completion Certificate                                                       18
*               *          * completed and authority approved                                                      18
*               *          All building services mechanically completed                                            18
*               *          Site Installation Tests completed                                                       19
*               *          Mechanical Completion Certificate                                                       19
*               *          All architectural finishes completed                                                    19
*               *          Mechanical Completion Certificate of administration building                            19
*               *          * completed                                                                             19
*               *          Mechanical Completion Certificate                                                       19
*               *          * ready for use                                                                         19
*               *          System Start-up                                                                         20
*               *          Mechanical Completion Certificate                                                       20
*               *          Mechanical Completion Certificate                                                       20
*               *          Mechanical Completion                                                                   20
*               *          Mechanical Completion Certificate                                                       20
*               *          *                                                                                       20
*               *          Mechanical Completion Certificate                                                       20
*               *          * ready for use                                                                         20
*               *          * ready for use                                                                         20
*               *          System Start-up                                                                         21
*               *          System Start-up                                                                         21
*               *          Mechanical Completion Certificate                                                       21
*               *          Mechanical Completion Certificate                                                       21
*               *          System Start-up                                                                         21
*               *          System Start-up                                                                         21
*               *          Mechanical Completion Certificate                                                       21
*               *          Mechanical Completion Certiticate                                                       21
*               *          System Start-up                                                                         22
*               *          System Start-up                                                                         22
*               *          Mechanical Completion Certificate                                                       22
*               *          Mechanical Completion Certificate                                                       22
*               *          System Start-up                                                                         22
*               *          System Start-up                                                                         22
*               *          System Start-up                                                                         22
*               *          System Start-up                                                                         22
*               *          Mechanical Completion Certificate of the Works                                          22
*               *          Certificate of Operational Acceptance                                                   23
*               *          Certificate of Operational Acceptance                                                   23
*               *          System Start-up                                                                         23
*               *          System Start-up                                                                         23
*               *          Certiticate of Operational Acceptance                                                   24
*               *          Certificate of Operational Acceptance                                                   24


                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

App3 Exh 20 Attach 1 Rev 020823                                            6(7)


*               *          System Start-up and production of  *                                                    24
*               *          Mill Fence 80% closed                                                                   24
*               *          Certificate of Operational Acceptance                                                   25
*               *          Certificate of Operational Acceptance                                                   25
*               *          Certificate of Operational Acceptance                                                   25
*               *          Certificate of Operational Acceptance                                                   25
*               *          Certificate of Operational Acceptance                                                   25
*               *          Certificate of Operational Acceptance                                                   25
*               *          Operational Acceptance Certificates for the Works                                       25
*               *          Acceptance of the Works                                                                 28
*               *          Roads, paved areas, lawns and landscaping completed                                     28
*               *          Schedule B Test Certificate                                                             30
*               *          Schedule B Test Certificate                                                             31
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          Schedule B Test Certificate                                                             34
*               *          All Schedule B Tests completed                                                          34

                           *Mercer has made an application to the SEC to redact this information.
                            The information has been filed separately with the SEC.

App3 Exh 20 Attach 1 Rev 020823                                            7(7)

[RWE SOLUTIONS LOGO]

                                    ZELLSTOFF
                                  STENDAL GmbH

                                   APPENDIX 4

                                    BASE CASE

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model
Sources & Applications and Key Results

-----------------------------------------------------------------------------------------------------------------------------
SOURCES OF FUNDS (EURO '000S AT COMPLETION)                              APPLICATION OF FUNDS (EURO '000S AT COMPLETION)

Shlders Share Capital - Initial Equity         15.000       1.4%         Total Construction Costs                           *
Shlders Subordinated Loan                                                Construction Period Costs                          *
  - Initial Equity                             55.000       5.3%                                                      -------
Shlders Subordinated Loan                                                Total Capital Expenditures                   901.800
  - Standby Equity 1 funding Shortfalls             0       0.0%
Shlders Subordinated Loan
  - Standby Equity 1 funding ERA               15.000       1.4%
Shlders Subordinated Loan
  - Standby Equity 2 funding Shortfalls             0       0.0%
Shlders Subordinated Loan                                                Total Financing Charges                            *
  - Standby Equity 2 funding DSRA              15.000       1.4%
                                              -------      -----         DSRA - Debt Funded Amount                     42.000
Shareholders Equity                           100.000       9.6%
                                                                         DSRA - Equity Funded Amount     15.000        15.000
Start-Up Net Oper. Cashflows   Yes                  *          *
                                                                         ERA - Equity Funded Amount      15.000        15.000
Government Grant - Investitionszuschuesse          *          *                                                      -------
Government Grant - Investitionszulage              *          *         Total Finance Costs                                *
                                              -------      -----
Total Grant Funding                           374.168          *         Costs Overrun                                      *

Total Project Senior Debt                                                Total Applications                         1.037.933
  (Excl. Tranche E)                           637.619      61.4%

Total Funding                               1.037.933     100.0%
-----------------------------------------------------------------------------------------------------------------------------

          TOTAL SENIOR DEBT FACILITIES - COVER RATIOS (CHART OMITTED)*

-------------------------------------------------------------------------------
KEY RESULTS
Pre-Financing, Pre-tax Nominal Project IRR                                   *
Project NPV @     31.Jul 02                                                  *
ASSUMED PRE-TAX NOMINAL DISCOUNT RATE:                               *

Equity NPV @      31.Jul 02                                                  *
ASSUMED POST-TAX NOMINAL DISCOUNT RATE:                              *

Post-Tax Equity IRR                                                          *

Post Tax Debt Service Cover Ratios (After 1st Repay't Date)
Minimum Annual DSCR (Excl. Repay't of WC)                                    *
Average Annual DSCR (Excl. Repay't of WC)                                    *

Pulp Price Coverage (Average Euro/t, 2001 Prices)
Pulp Price after Discount (incl. Power Sales)                                *
Real Pulp Price Covering Opex                                                *
Real Pulp Price Covering DS                                                  *
Real Pulp Price Covering Opex & DS (Excl. Repayment of WC De)                *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KEY PROJECT DATES
Financial Close Date                                                 31. Jul 02
Start-Up Date                                                        30. Jun 04
End of Capitalization Date                                           30. Nov 04
End of Start-Up Period                                               30. Nov 04
End of Modelling Date                                                30. Jun 24
-------------------------------------------------------------------------------

--------------------------------------------------------------------
SCENARIO SELECTION
Base Case                                                         *
Combined Downside Case                                            *
--------------------------------------------------------------------

*Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.


Babcock & Brown Limited                                           Page 1 of KEY

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model
Construction Period Assumptions

-------------------------------------------------------------------------------
CAPITAL EXPENDITURE (EURO '000S)
CONSTRUCTION COSTS

Pulp Mill Construction Costs/EPC Contractor                      *            *
Consumables for Construction/EPC Contractor                      *            *
Construction Period Insurance/EPC Contractor                     *            *
Pulp Mill Construction Costs/ZSG Part                            *            *
Pulp Mill Construction Costs/ZSG Part/Contingency                *            *
Mill Site Acquisition Costs                                      *            *
Site Preparations                                                *            *
Site Infrastructure Connecting Cost                              *            *
                                                            ------      -------
Total Construction Costs                                    100.0%      780.100


CONSTRUCTION PERIOD COSTS

Pre-Development Costs & Engineering Prior to 1/1/99              *            *
Pre-Development Costs & Engineering Post to 1/1/99               *            *
Pre-Development Costs & Engineering - Finance                    *            *
Ongoing Project Development & Permits (Capitalised)              *            *
Ongoing Project Development Costs (Expensed)                     *            *
Construction Period Insurance/ZSG                                *            *
Project & Site Construction Management                           *            *
Project Monitoring/Bank Advisers                                 *            *
Owner Operating Start-Up Procedures, Labor                       *            *
Recruitment & Training Costs                                     *            *
Mobile Equipment                                                 *            *
Working Capital Requirement                                      *            *
                                                            ------      -------
Total Construction Period Costs                             100.0%            *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCING COSTS (EURO '000S)
Federal/State On-Going Fee (monthly)                                          *
Federal/State On-Going Fee (six monthly)                                      *
Consulting Fees                                                               *
Interest During Construction                                                  *
Commitment Fees                                                               *
Bank Agency Fees                                                              *
                                                                        -------
Total Financing Charges                                                  64.133
DSRA - Debt Funded Amount                                                42.000
DSRA - Equity Funded Amount                                              15.000
ERA - Equity Funded Amount                                               15.000
                                                                        -------
Total Financing Costs                                                         *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FUNDING REQUIREMENT SUMMARY (EURO '000S)
Total Construction Costs                                                      *
Construction Period Costs                                                     *
Total Financing Costs                                                         *
Costs Overrun                                                                 *
                                                                      ---------

Total Funding Requirements                        check: 0.00         1.037.933
-------------------------------------------------------------------------------

*Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.


Babcock & Brown Limited                                           Page 2 of KEY

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model
Construction Period Funding (Euro '000s)

--------------------------------------------------------------------------------------------------------
PROJECT SENIOR DEBT FACILITIES

Commitment Amount
Senior Debt - Tranche A                                                       check:   464.550   464.550
Senior Debt - Tranche B                                                       check:   121.691   121.691
Senior Debt - Tranche C                                                       check:    42.000    42.000
Senior Debt - Tranche D1                                                                           9.378
                                                                                                 -------
Senior Debt - Base Amount                                                     check:     0.00    637.619
Senior Debt - Tranche D2                                                                          30.000
                                                                                                 -------
Total Project Senior Debt Facilities before Tranche E                                            667.619
Senior Debt - Tranche E                                                       check:   116.381   160.000
                                                                                                 -------
Total Project Senior Debt Facilities                                                             827.619
Senior Debt - Tranche A is eligible for Long-Term Federal/State Guarantee
Senior Debt - Tranche B is eligible for Short-Term Federal/State Guarantee
Senior Debt - Tranche C & D is not eligible for any Federal/State Guarantee
Senior Debt - Tranche E is the Bridging Debt Facility

Finance Costs
Base Interest Rate - Short Term Floating/Swap                                                          *
Agency Fee (Euro '000s p.s.)                                                                           *

Federal/State Guarantee on Tranche A & B
% of Total Facilities                                                                                  *
Federal/State On-Going Fee (monthly)                                          *                        *
Federal/State On-Going Fee (six monthly)                                                               *

SENIOR DEBT - TRANCHE A

Commitment Fee (annual)                                                                           0.375%
Bank Margin (annual)                                                                              0.750%
Cost of Funds (annual)                                                                                 *

SENIOR DEBT - TRANCHE B                                        -------------------------------
                                                                Tranche B4 Drawdowns   60.000
                                                                Tranche B1 Drawdowns   20.564
Commitment Fee (annual)                                         Tranche B2 Drawdowns   20.564     0.250%
Bank Margin (annual)                                            Tranche B3 Drawdowns   20.564     0.600%
Cost of Funds                                                                  check     0             *
                                                               -------------------------------
SENIOR DEBT - TRANCHE C

Commitment Fee (annual)                                                                           0.375%
Bank Margin (annual)                                                                              1.550%
Cost of Funds (annual)                                                                                 *
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
SENIOR DEBT - TRANCHE D
Commitment Fee (annual)                                                0.375%
Bank Margin (annual)                                                    1.55%
Cost of Funds (annual)                                                      *

SENIOR DEBT - TRANCHE E

Used Amount                                                                 *
Commitment Fee (annual)                                                0.375%
Base Interest Rate                                                          *
Bank Margin (annual)                                                    1.25%
Cost of Funds                                                               *

SPONSORS EQUITY

Share Capital - Initial Equity                                         15.000
Subordinated Loan - Initial Equity                                     55.000
                                                                      -------
Total Base Equity                                                      70.000
Subordinated Loss - Standby Equity 1                                   15.000
Subordinated Loss - Standby Equity 2                                   15.000
                                                                      -------
Total Equity Commitment                                               100.000
-----------------------------------------------------------------------------

*Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.


Babcock & Brown Limited                                           Page 3 of KEY

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model
Construction Period Funding (Euro '000s)

-----------------------------------------------------------------------------------------------------------------------------------
FUNDING ALLOCATION OF COSTS
                                                   Costs Eligible
                                                   for LT Gtee
                                        Total      (Bemessungsgrundlage   Costs Eligible      Costs Not           Reference Basis
                                        Costs       MSR)                  for ST Gtee         Eligible for Gtee   for Zulage
                                        -------------------------------------------------------------------------------------------
                                                    (l=yes)               (l=yes)              (l=yes)            (l=yes)
Pulp Mill Construction
  Costs/EPC Contractor                        *        *           *         *          *         *         *        *          *
Consumables for Construction/EPC
  Contractor                                  *        *           *         *          *         *         *        *          *
Construction Period Insurance/EPC
  Contractor                                  *        *           *         *          *         *         *        *          *
Pulp Mill Construction Costs/ZSG Part         *        *           *         *          *         *         *        *          *
Pulp Mill Construction Costs/ZSG Part/
  Contingency                                 *        *           *         *          *         *         *        *          *
Mill Site Acquisition Costs                   *        *           *         *          *         *         *        *          *
Site Preparation                              *        *           *         *          *         *         *        *          *
Site Infrastructure Connecting Cost           *        *           *         *          *         *         *        *          *
Pre-Development Costs & Engineering
  Prior to 1/1/99                             *        *           *         *          *         *         *        *          *
Pre-Development Costs & Engineering
  Post to 1/1/99                              *        *           *         *          *         *         *        *          *
Pre-Development Costs & Engineering
  - Finance                                   *        *           *         *          *         *         *        *          *
Ongoing Project Development & Permits
  (Capitalised)                               *        *           *         *          *         *         *        *          *
Ongoing Project Development Costs
  (Expensed)                                  *        *           *         *          *         *         *        *          *
Construction Period Insurance/ZSG             *        *           *         *          *         *         *        *          *
Project & Site Construction Management        *        *           *         *          *         *         *        *          *
Project Monitoring/Bank Advisers              *        *           *         *          *         *         *        *          *
Owner Operating Start-Up Procedures,
  Labor                                       *        *           *         *          *         *         *        *          *
Recruitment & Training Costs                  *        *           *         *          *         *         *        *          *
Mobile Equipment                              *        *           *         *          *         *         *        *          *
Interest During Construction - Tranche A      *        *           *         *          *         *         *        *          *
Other Financing Charges                       *        *           *         *          *         *         *        *          *
DSRA - Debt Funded Amount                     *        *           *         *          *         *         *        *          *
Reserves - Equity Funded Amount               *        *           *         *          *         *         *        *          *
Working Capital Requirement                   *        *           *         *          *         *         *        *          *
Costs Overrun                                 0        *           0         *          *         *         *        *          *
                                      ---------            ---------                                                     --------

Total Funding Requirement             1.037.933                    *                                                            *
Total Base Equity          check 0.00                       (70.000)                  (0)
Start-Up Net Oper. Cashflows                                (26.146)
Total Grant                                                (274.168)
Senior Debt - Tranche D1                                     (9.378)
Senior Debt - Tranche D2                                                               0
                                                          ---------
Senior Debt - Tranche A                                     464.550              -------
Senior Debt - Tranche B                                                          121.691               ------
Senior Debt - Tranche C                                                                                42.000
-----------------------------------------------------------------------------------------------------------------------------------

*Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.


Babcock & Brown Limited                                           Page 4 of KEY

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model
Construction Period Funding (Euro '000s)

-------------------------------------------------------------------------------
TAX CATEGORISATION
Depreciation over Asset Life
                                                            (l=yes)
Pulp Mill Construction Costs/EPC Contractor                    *        716.000
Consumables for Construction/EPC Contractor                    *              *
Construction Period Insurance/EPC Contractor                   *              *
Pulp Mill Construction Costs/ZSG Part                          *              *
Pulp Mill Construction Costs/ZSG Part/Contingency              *              *
Mill Site Acquisition Costs                                    *              *
Site Preparation                                               *              *
Site Infrastructure Connecting Cost                            *              *
Pre-Development Costs & Engineering Prior to 1/1/99            *              *
Pre-Development Costs & Engineering Post to 1/1/99             *              *
Pre-Development Costs & Engineering - Finance                  *              *
Ongoing Project Development & Permits (Capitalised)            *              *
Ongoing Project Development Costs (Expensed)                   *              *
Construction Period Insurance/ZSG                              *              *
Project & Site Construction Management                         *              *
Project Monitoring/Bank Advisers                               *              *
Owner Operating Start-Up Procedures, Labor                     *              *
Recruitment & Training Costs                                   *              *
Mobile Equipment                                               *              *
Costs Overrun                                                  *              *
IDC (Tranche A, B, C, D, E)              Until Start-Up                       *
                                                                        -------
Costs Depreciated over Asset Life                                             *

COSTS EXPENSED

IDC (Tranche A, B, C, D, E)              After Start-Up                       *
Other Finance Charges                                                         *
Pre-Development Costs & Engineering - Finance                                 *
Ongoing Project Development Costs (Expensed)                                  *
Construction Period Insurance/ZSG                                             *
Project Monitoring/Bank Advisers                                              *
Recruitment & Training Costs                                                  *
Mobile Equipment                                                              *
                                                                        -------
Pre-Completion Costs Expensed                                                 *

COSTS NOT ELIGIBLE FOR DEPRECIATION                                           *

Mill Site Aquisition Costs                                                    *
Site Preparation                                                              *
Site Infrastructure Connecting Cost                                           *
                                                                        -------
Costs not Eligible for Depreciation                                           *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
EU OWN CONTRIBUTION TEST
                                                              Nominal   Present
Discount Rate:   *                                              Value     Value
Reference Basis for Multi-Sectorial Framework                       *         *

Shareholders' Base Equity                                      70.000    70.000
Shareholders' Equity Funding Shortfalls                             0         0
Start-Up Cashflows Gteed by Shareholders                            *         *
Senior Debt - Unguaranteed Tranche A                                *         *
Senior Debt - Tranche D                                             *         *
Senior Debt - Tranche E                                             *         *
                                                               ------    ------
Total Own Contribution                                              *         *

Own Contribution to Eligible Capital Costs Ratio
  (must be at least 25%)                                            *         *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
EU MULTI-SECTOR TEST
                                                              Nominal   Present
                                                                Value     Value
Reference Basis for Multi-Sectorial Framework                       *         *
Tranche A Debt - Guaranteed                                         *         *

Total Grant Paid                                                    *         *
Subsidy Equivalent - Guaranty for Tr A                              *         *
                                                               ------    ------
Total State Support                                                 *         *

Total State Support Ratio Test (Must be
  LESS THAN OR EQUAL TO Adjusted Max. Ratio)                                  *

Maximum Theoretical Ratio
Factor 1 Adjustment                                                           *
Factor 2 Adjustment                                                           *
Factor 3 Adjustment                                                           *
Adjusted Maximum Ratio                                                        *
-------------------------------------------------------------------------------

*Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.


Babcock & Brown Limited                                           Page 5 of KEY

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model
Operation Period Funding (Euro '000s)

-------------------------------------------------------------------------------------------------
PROJECT DEBT
Base Interest Rate - Swap (Hedging Agreement)                                                   *
Total Debt Maturity (Years)                                                                 15.17

Debt Servicing Periods
End of month number                         3 of Each Year
End of month number                         9 of Each Year

Reserve Accounts
Required Debt Service Reserve Amount                                    12 Months Looking Forward

Agency Fee (Euro '000s p.s.)                                                                   50

Federal/State Guarantee
% of Total Facilities (Tranche A & B)                                                           *
Federal/State Fee Applied to Gteed Debt Amount                                                  *

First Repayment (Not Applicable to Tranche E)
Total Project Senior Debt Facilities Maximum Amount before Distribution                         *
Repayment Amount to Reduce Tranche A+B+C down to the Required Level                             *
First Repayment Date                                                                    30.Sep 06

SENIOR DEBT - TRANCHE A

Used Amount                                                                                     *
Bank Margin (annual)                                                                       0.750%
Cost of Funds (annual)                                                                          *
Total Debt Maturity (Years)                                                                 15.17

SENIOR DEBT - TRANCHE B

Used Amount                                                                                     *
Bank Margin for Guaranteed Amount (annual)                                                 0.600%
Cost of Funds or Guaranteed Amount (annual)                                                     *
Bank Margin for Unguaranteed Amount (annual)                                               1.500%
Cost of Funds or Unguaranteed Amount (annual)                                                   *
Total Debt Maturity (Years)                                                                 15.17
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
SENIOR DEBT - TRANCHE C
Base Interest Rate                                                          *
Used Amount                                                            42.000
Bank Margin (annual)                                                   1.550%
Cost of Funds                                                               *

SENIOR DEBT - TRANCHE D

Base Interest Rate                                                          *
Bank Margin (annual)                                                   1.550%
Cost of Funds                                                               *

SENIOR DEBT - TRANCHE E

Base Interest Rate                                                          *
Bank Margin (annual)                                                   1.250%
Cost of Funds                                                               *

SPONSORS SUBORDINATED LOAN

Sub. Debt Total Interest Rate                                               *
Total Debt Maturity (Years)                                             15.67
-----------------------------------------------------------------------------

*Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.


Babcock & Brown Limited                                           Page 6 of KEY

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model
Operating Period Assumptions

-----------------------------------------------------------------------------------
PULP PRICE (2001 PRICES)

Base CIF Trend Pulp Price - Before Discount (US$/t)                               *
Base CIF Trend Pulp Price - After Discount (US$/t)                                *
Downside CIF Cyclical Pulp Price - After Discount (US$/t)                         *

Long-Term Euro/US$ Exchange Rate - Base Case                    1                 *
Long-Term Euro/US$ Exchange Rate - Downside Case                0                 *

Selected Long-Term Euro/US$ Exchange Rate                                         *

Selected CIF Pulp Price - After Discount (Euro/t)                                 *
Transportation Cost on sold product                                               *
                                                                             ------
Free Delivered Pulp Price - After Discount (Euro/t)                               *
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OPERATING COSTS (EURO 2001 PRICES)

Variable Costs
Wood Price (Euro/t) - Base Case Pulp Price                                    *               *
Selected Chemicals Price (Euro/t)                                             *               *
Energy Cost (Euro/t)                                                          *               *
Solid Waste Disposal Cost per Unit (Euro/t)                                   *               *
Other Variable Cost per Unit (Euro/t)                                         *               *
                                                                              ------      -----
Total Variable Costs                                                          *               *

Annual Fixed Costs                                 Total Employees: 580
No. of Employees - White Collar                                               *
Salary per Employee - White Collar (Euro)                                     *
No. of Employees - Blue Collar                                                *
Salary per Employee - Blue Collar (Euro)                                      *
No. of Employees - Trainees                                                   *
Salary per Employee - Trainees (Euro)                                         *
No. of Employees - Logistic Subsidiary (incl. 3 trainees)                     *
Salary per Employee - Logistic Subsidiary (Euro)                              *
No. of Employees - Wood Procurement Subsidiary (incl. 3 trainees)             *
Salary per Employee - Wood Procurement Subsidiary (Euro)                      *

Total Labor Costs (Euro/t)                                                    *               *
Total Other Fixed Costs (Euro/t)                                              *               *
                                                                              ------      -----
Total Fixed Costs                                                             *               *

Distribution Cost
Commission Fees (Euro/t)                                                      *               *
Transportation Cost (Euro/t)                                                  *               *
                                                                              ------      -----
Total Distribution Costs                                                      *               *

Total Operating Costs                                                         *               *
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
WOOD PRICE (EURO/SCBM, 2001 PRICE)

Wood Price - Base Case Pulp Price                                                  *
Wood Price Sensitivity to Pulp Price - Base Case                                   *
Wood Price Sensitivity to Pulp Price - Downside Case                               *
Wood Price - Selected Pulp Price                                                   *
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
INFLATION

General Revenue Escalation Rate - Base Case                                        *
General Revenue Escalation Rate - Downside Case                                    *
General Revenue Sensitivity Factor                                                 *
General Cost Escalation Rate - Base Case                                           *
General Cost Escalation Rate - Downside Case                                       *
General Cost Sensitivity Factor                                                    *
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
TAX & ACCOUNTING

Overall Tax Rate
  Taxable Income                                               *
  Tade Tax on Income                                           *                   *
  Taxable Income                                               *
  Corporate Tax                                                *                   *
  Solidarity Tax                                               *                   *
  Net Income                                                   *
  Overall Tax Rate                                             *

Allocation of Costs Depreciated over Asset Life

                                                               % of Cstr       Asset Life
Total Costs         829.281                                       Cost           (Years)

Buildings                                                          *                *
Plant and Equipment                                                *                *
Others Construction Costs                                          *                *

Dividend P/L Restriction                    *
Cashtrap                                    *

Intercompany Loan                           *                 Starting From Sep. 06

Company Fiscal Year End (Month Number)                                             12

Interest Earned
Interest Rate Applied to Cash Balances                                              *
-----------------------------------------------------------------------------------------

*Mercer has made an application to the SEC to redact this information. The information has been filed separately with the SEC.


Babcock & Brown Limited                                           Page 7 of KEY

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                                          Dez     Jun     Dez     Jun     Sep     Dez     Mrz     Jun     Sep
                                                               02      03      03      04      04      04      05      05      05
Operating Half Year                      Total No.   20.00     *       *       *       *       *       *       *       *       *
                                          of Yrs.

Number of Months in Period from Start-Up                       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Revenues

Pulp Production
  Production Capacity (tpa)                                 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000

  Production Rate - Base Case                *                 *       *       *       *       *       *       *       *       *

  Production Rate - Downside Case            *                 *       *       *       *       *       *       *       *       *

  Selected Production Rate                                     *       *       *       *       *       *       *       *       *

  Pulp Production (tonne)                                      *       *       *       *       *       *       *       *       *


Pulp Sales

  Base CIF Trend Pulp Price - Before Discount (US$/t)   *       *       *       *       *       *       *       *       *       *

  Discount (% Revenue)                                         *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price - After Discount *         *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price - After   *         *       *       *       *       *       *       *       *       *       *

  Euro/US$ Exchange Rate                               *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price - After Discount (Euro/t)  *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price -
    After Discount (Euro/t)                            *       *       *       *       *       *       *       *       *       *

  Selected CIF Pulp Price - After Discount (Euro/t)    *       *       *       *       *       *       *       *       *       *

  Transportation Cost on sold product                  *       *       *       *       *       *       *       *       *       *

                                                              ----   ----    ----    ----    ----    ----    ----    ----    ----

 Free Delivered Pulp Price - After Discount (Euro/t)   *       *       *       *       *       *       *       *       *       *

 Pulp Revenue                                          *       *       *       *       *       *       *       *       *       *


Power Sales

  Excess Power Sales (kWh/t)                                   *       *       *       *       *       *       *       *       *

  Net Sales Price (Euro/kWh)                                   *       *       *       *       *       *       *       *       *

  Price for Power Sold (Euro/t)                                *       *       *       *       *       *       *       *       *

  Pulp Production (tpm)                                        *       *       *       *       *       *       *       *       *

  Power Revenue                                        *       *       *       *       *       *       *       *       *       *


TOTAL OPERATING REVENUE                                *       *       *       *       *       *       *       *       *       *

  TOTAL UNITARY REVENUE (EURO PER TONNE PRODUCED)      *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.


Date                                                          Dez     Mrz     Jan     Sep     Dez
                                                               05      06      06      06      06
Operating Half Year                      Total No.   20.00     *       *       *       *       *
                                          of Yrs.

Number of Months in Period from Start-Up                       *       *       *       *       *
------------------------------------------------------------------------------------------------
Revenues

Pulp Production
  Production Capacity (tpa)                                 552.000 552.000 552.000 552.000 552.000

  Production Rate - Base Case                *                 *       *       *       *       *

  Production Rate - Downside Case            *                 *       *       *       *       *

  Selected Production Rate                                     *       *       *       *       *

  Pulp Production (tonne)                                      *       *       *       *       *


Pulp Sales

  Base CIF Trend Pulp Price - Before Discount (US$/t)   *       *       *       *       *       *

  Discount (% Revenue)                                         *       *       *       *       *

  Base CIF Trend Pulp Price - After Discount *         *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price - After   *         *       *       *       *       *       *

  Euro/US$ Exchange Rate                               *       *       *       *       *       *

  Base CIF Trend Pulp Price - After Discount (Euro/t)  *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price -
    After Discount (Euro/t)                            *       *       *       *       *       *

  Selected CIF Pulp Price - After Discount (Euro/t)    *       *       *       *       *       *

  Transportation Cost on sold product                  *       *       *       *       *       *

                                                              ----   ----    ----    ----    ----

 Free Delivered Pulp Price - After Discount (Euro/t)   *       *       *       *       *       *

 Pulp Revenue                                          *       *       *       *       *       *


Power Sales

  Excess Power Sales (kWh/t)                                   *       *       *       *       *

  Net Sales Price (Euro/kWh)                                   *       *       *       *       *

  Price for Power Sold (Euro/t)                                *       *       *       *       *

  Pulp Production (tpm)                                        *       *       *       *       *

  Power Revenue                                        *       *       *       *       *       *


TOTAL OPERATING REVENUE                                *       *       *       *       *       *

  TOTAL UNITARY REVENUE (EURO PER TONNE PRODUCED)      *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 1 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        07      07      07      07      08      08      08      08      09      09      09      09
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Revenues

Pulp Production
  Production Capacity (tpa)         552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000

  Production Rate -
   Base Case             *              *       *       *       *       *       *       *       *       *       *       *       *

  Production Rate -
   Downside Case         *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Production Rate              *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *


Pulp Sales

  Base CIF Trend Pulp Price -
   Before Discount (US$/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

  Discount (% Revenue)                  *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount        *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp
   Price - After         *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Euro/US$ Exchange Rate         *      *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price -
    After Discount (Euro/t)      *      *       *       *       *       *       *       *       *       *       *       *       *

  Selected CIF Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Transportation Cost on
   sold product                  *      *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

 Free Delivered Pulp Price -
  After Discount (Euro/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

 Pulp Revenue                    *      *       *       *       *       *       *       *       *       *       *       *       *


Power Sales

  Excess Power Sales (kWh/t)            *       *       *       *       *       *       *       *       *       *       *       *

  Net Sales Price (Euro/kWh)            *       *       *       *       *       *       *       *       *       *       *       *

  Price for Power Sold (Euro/t)         *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpm)                 *       *       *       *       *       *       *       *       *       *       *       *

  Power Revenue                  *      *       *       *       *       *       *       *       *       *       *       *       *


TOTAL OPERATING REVENUE          *      *       *       *       *       *       *       *       *       *       *       *       *

  TOTAL UNITARY REVENUE (EURO
   PER TONNE PRODUCED)           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        10      10      10      10      11      11      11      11      12      12      12      12
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Revenues

Pulp Production
  Production Capacity (tpa)         552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000

  Production Rate -
   Base Case             *              *       *       *       *       *       *       *       *       *       *       *       *

  Production Rate -
   Downside Case         *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Production Rate              *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *


Pulp Sales

  Base CIF Trend Pulp Price -
   Before Discount (US$/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

  Discount (% Revenue)                  *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount        *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp
   Price - After         *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Euro/US$ Exchange Rate         *      *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price -
    After Discount (Euro/t)      *      *       *       *       *       *       *       *       *       *       *       *       *

  Selected CIF Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Transportation Cost on
   sold product                  *      *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

 Free Delivered Pulp Price -
  After Discount (Euro/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

 Pulp Revenue                    *      *       *       *       *       *       *       *       *       *       *       *       *


Power Sales

  Excess Power Sales (kWh/t)            *       *       *       *       *       *       *       *       *       *       *       *

  Net Sales Price (Euro/kWh)            *       *       *       *       *       *       *       *       *       *       *       *

  Price for Power Sold (Euro/t)         *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpm)                 *       *       *       *       *       *       *       *       *       *       *       *

  Power Revenue                  *      *       *       *       *       *       *       *       *       *       *       *       *


TOTAL OPERATING REVENUE          *      *       *       *       *       *       *       *       *       *       *       *       *

  TOTAL UNITARY REVENUE (EURO
   PER TONNE PRODUCED)           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 2 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        13      13      13      13      14      14      14      14      15      15      15      15
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Revenues

Pulp Production
  Production Capacity (tpa)         552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000

  Production Rate -
   Base Case             *              *       *       *       *       *       *       *       *       *       *       *       *

  Production Rate -
   Downside Case         *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Production Rate              *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *


Pulp Sales

  Base CIF Trend Pulp Price -
   Before Discount (US$/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

  Discount (% Revenue)                  *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount        *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp
   Price - After         *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Euro/US$ Exchange Rate         *      *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price -
    After Discount (Euro/t)      *      *       *       *       *       *       *       *       *       *       *       *       *

  Selected CIF Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Transportation Cost on
   sold product                  *      *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

 Free Delivered Pulp Price -
  After Discount (Euro/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

 Pulp Revenue                    *      *       *       *       *       *       *       *       *       *       *       *       *


Power Sales

  Excess Power Sales (kWh/t)            *       *       *       *       *       *       *       *       *       *       *       *

  Net Sales Price (Euro/kWh)            *       *       *       *       *       *       *       *       *       *       *       *

  Price for Power Sold (Euro/t)         *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpm)                 *       *       *       *       *       *       *       *       *       *       *       *

  Power Revenue                  *      *       *       *       *       *       *       *       *       *       *       *       *


TOTAL OPERATING REVENUE          *      *       *       *       *       *       *       *       *       *       *       *       *

  TOTAL UNITARY REVENUE (EURO
   PER TONNE PRODUCED)           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        16      16      16      16      17      17      17      17      18      18      18      18
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Revenues

Pulp Production
  Production Capacity (tpa)         552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000

  Production Rate -
   Base Case             *              *       *       *       *       *       *       *       *       *       *       *       *

  Production Rate -
   Downside Case         *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Production Rate              *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *


Pulp Sales

  Base CIF Trend Pulp Price -
   Before Discount (US$/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

  Discount (% Revenue)                  *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount        *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp
   Price - After         *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Euro/US$ Exchange Rate         *      *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price -
    After Discount (Euro/t)      *      *       *       *       *       *       *       *       *       *       *       *       *

  Selected CIF Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Transportation Cost on
   sold product                  *      *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

 Free Delivered Pulp Price -
  After Discount (Euro/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

 Pulp Revenue                    *      *       *       *       *       *       *       *       *       *       *       *       *


Power Sales

  Excess Power Sales (kWh/t)            *       *       *       *       *       *       *       *       *       *       *       *

  Net Sales Price (Euro/kWh)            *       *       *       *       *       *       *       *       *       *       *       *

  Price for Power Sold (Euro/t)         *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpm)                 *       *       *       *       *       *       *       *       *       *       *       *

  Power Revenue                  *      *       *       *       *       *       *       *       *       *       *       *       *


TOTAL OPERATING REVENUE          *      *       *       *       *       *       *       *       *       *       *       *       *

  TOTAL UNITARY REVENUE (EURO
   PER TONNE PRODUCED)           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 3 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

As Base amounts in thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        19      19      19      19      20      20      20      20      21      21      21      21
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Revenues

Pulp Production
  Production Capacity (tpa)         552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000

  Production Rate -
   Base Case             *              *       *       *       *       *       *       *       *       *       *       *       *

  Production Rate -
   Downside Case         *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Production Rate              *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *


Pulp Sales

  Base CIF Trend Pulp Price -
   Before Discount (US$/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

  Discount (% Revenue)                  *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount        *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp
   Price - After         *       *      *       *       *       *       *       *       *       *       *       *       *       *

  Euro/US$ Exchange Rate         *      *       *       *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price -
    After Discount (Euro/t)      *      *       *       *       *       *       *       *       *       *       *       *       *

  Selected CIF Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *       *       *

  Transportation Cost on
   sold product                  *      *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

 Free Delivered Pulp Price -
  After Discount (Euro/t)        *      *       *       *       *       *       *       *       *       *       *       *       *

 Pulp Revenue                    *      *       *       *       *       *       *       *       *       *       *       *       *


Power Sales

  Excess Power Sales (kWh/t)            *       *       *       *       *       *       *       *       *       *       *       *

  Net Sales Price (Euro/kWh)            *       *       *       *       *       *       *       *       *       *       *       *

  Price for Power Sold (Euro/t)         *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpm)                 *       *       *       *       *       *       *       *       *       *       *       *

  Power Revenue                  *      *       *       *       *       *       *       *       *       *       *       *       *


TOTAL OPERATING REVENUE          *      *       *       *       *       *       *       *       *       *       *       *       *

  TOTAL UNITARY REVENUE (EURO
   PER TONNE PRODUCED)           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun
                                        22      22      22      22      23      23      23      23      24      24
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *
------------------------------------------------------------------------------------------------------------------
Revenues

Pulp Production
  Production Capacity (tpa)         552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000 552.000

  Production Rate -
   Base Case             *              *       *       *       *       *       *       *       *       *       *

  Production Rate -
   Downside Case         *              *       *       *       *       *       *       *       *       *       *

  Selected Production Rate              *       *       *       *       *       *       *       *       *       *

  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *


Pulp Sales

  Base CIF Trend Pulp Price -
   Before Discount (US$/t)        *      *       *       *       *       *       *       *       *       *       *

  Discount (% Revenue)                  *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount        *       *      *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp
   Price - After         *       *      *       *       *       *       *       *       *       *       *       *

  Euro/US$ Exchange Rate         *      *       *       *       *       *       *       *       *       *       *

  Base CIF Trend Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *

  Downside CIF Cyclical Pulp Price -
    After Discount (Euro/t)      *      *       *       *       *       *       *       *       *       *       *

  Selected CIF Pulp Price -
   After Discount (Euro/t)       *      *       *       *       *       *       *       *       *       *       *

  Transportation Cost on
   sold product                  *      *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----

 Free Delivered Pulp Price -
  After Discount (Euro/t)        *      *       *       *       *       *       *       *       *       *       *

 Pulp Revenue                    *      *       *       *       *       *       *       *       *       *       *


Power Sales

  Excess Power Sales (kWh/t)            *       *       *       *       *       *       *       *       *       *

  Net Sales Price (Euro/kWh)            *       *       *       *       *       *       *       *       *       *

  Price for Power Sold (Euro/t)         *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpm)                 *       *       *       *       *       *       *       *       *       *

  Power Revenue                  *      *       *       *       *       *       *       *       *       *       *


TOTAL OPERATING REVENUE          *      *       *       *       *       *       *       *       *       *       *

  TOTAL UNITARY REVENUE (EURO
   PER TONNE PRODUCED)           *      *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 4 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                                          Dez     Jun     Dez     Jun     Sep     Dez     Mrz     Jun     Sep
                                                               02      03      03      04      04      04      05      05      05
Operating Half Year                      Total No.   20.00     *       *       *       *       *       *       *       *       *
                                          of Yrs.

Number of Months in Period from Start-Up                       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Pulp Production
  Pulp Production (tonne)                                      *       *       *       *       *       *       *       *       *

  Efficiency Factor                                            *       *       *       *       *       *       *       *       *


Wood Cost

  Wood Price (Euro/scbm) - Base Case Pulp Price                *       *       *       *       *       *       *       *       *

  Wood Price (Euro/scbm) - Selected Pulp Price                 *       *       *       *       *       *       *       *       *

  Wood Consumption - Base Case               *                 *       *       *       *       *       *       *       *       *

  Wood Consumption - Downside Case           *                 *       *       *       *       *       *       *       *       *

  Selected Wood Consumption (scbm/t)                           *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)                                  *       *       *       *       *       *       *       *       *

  Wood Consumption (scbm/a)                                    *       *       *       *       *       *       *       *       *

  Wood Cost                                            *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)              *       *       *       *       *       *       *       *       *       *


Chemicals Cost

  Chemicals Price (Euro/t) - Base Case       *                 *       *       *       *       *       *       *       *       *

  Chemicals Price (Euro/t) - Downside Case   *                 *       *       *       *       *       *       *       *       *

  Selected Chemicals Price (Euro/t)                            *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)                                  *       *       *       *       *       *       *       *       *

  Chemicals Cost                                       *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER TONNE PRODUCED)               *       *       *       *       *       *       *       *       *       *


Energy Cost

  Energy Cost (Euro/t)                                         *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)                                  *       *       *       *       *       *       *       *       *

  Power Cost                                           *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)              *       *       *       *       *       *       *       *       *       *


Solid Waste Disposal Cost

  Sold Waste Disposal Cost per Unit (Euro/t)                   *       *       *       *       *       *       *       *       *

  Pulp Production (tpa)                                        *       *       *       *       *       *       *       *       *

  Interim Disposal Costs                               *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)              *       *       *       *       *       *       *       *       *       *


Other Variable Costs

  Other Variable Cost per Unit (Euro/t)                        *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)                                  *       *       *       *       *       *       *       *       *

  Other Variable Costs                                 *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Date                                                          Dec     Mrz     Jun     Sep     Dez
                                                               05      06      06      06      06
Operating Half Year                      Total No.   20.00     *       *       *       *       *
                                          of Yrs.

Number of Months in Period from Start-Up                       *       *       *       *       *
------------------------------------------------------------------------------------------------
Operating Costs

Pulp Production
  Pulp Production (tonne)                                      *       *       *       *       *

  Efficiency Factor                                            *       *       *       *       *


Wood Cost

  Wood Price (Euro/scbm) - Base Case Pulp Price                *       *       *       *       *

  Wood Price (Euro/scbm) - Selected Pulp Price                 *       *       *       *       *

  Wood Consumption - Base Case               *                 *       *       *       *       *

  Wood Consumption - Downside Case           *                 *       *       *       *       *

  Selected Wood Consumption (scbm/t)                           *       *       *       *       *

  Gross Pulp Production (tpa)                                  *       *       *       *       *

  Wood Consumption (scbm/a)                                    *       *       *       *       *

  Wood Cost                                            *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)              *       *       *       *       *       *


Chemicals Cost

  Chemicals Price (Euro/t) - Base Case       *                 *       *       *       *       *

  Chemicals Price (Euro/t) - Downside Case   *                 *       *       *       *       *

  Selected Chemicals Price (Euro/t)                            *       *       *       *       *

  Gross Pulp Production (tpa)                                  *       *       *       *       *

  Chemicals Cost                                       *       *       *       *       *       *

 UNITARY COSTS (EURO PER TONNE PRODUCED)               *       *       *       *       *       *


Energy Cost

  Energy Cost (Euro/t)                                         *       *       *       *       *

  Gross Pulp Production (tpa)                                  *       *       *       *       *

  Power Cost                                           *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)              *       *       *       *       *       *


Solid Waste Disposal Cost

  Sold Waste Disposal Cost per Unit (Euro/t)                   *       *       *       *       *

  Pulp Production (tpa)                                        *       *       *       *       *

  Interim Disposal Costs                               *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)              *       *       *       *       *       *


Other Variable Costs

  Other Variable Cost per Unit (Euro/t)                        *       *       *       *       *

  Gross Pulp Production (tpa)                                  *       *       *       *       *

  Other Variable Costs                                 *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 5 of OPER

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        07      07      07      07      08      08      08      08      09      09      09      09
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Pulp Production
  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *

  Efficiency Factor                     *       *       *       *       *       *       *       *       *       *       *       *


Wood Cost

  Wood Price (Euro/scbm) -
    Base Case Pulp Price                *       *       *       *       *       *       *       *       *       *       *       *

  Wood Price (Euro/scbm) -
    Selected Pulp Price                 *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Base Case            *              *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Downside Case        *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Wood Consumption (scbm/t)    *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption (scbm/a)             *       *       *       *       *       *       *       *       *       *       *       *

  Wood Cost                      *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Chemicals Cost

  Chemicals Price (Euro/t)
    - Base Case          *              *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Price (Euro/t)
    - Downside Case      *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Chemicals Price (Euro/t)     *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Cost                 *      *       *       *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Energy Cost

  Energy Cost (Euro/t)                  *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Power Cost                     *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Solid Waste Disposal Cost

  Sold Waste Disposal Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpa)                 *       *       *       *       *       *       *       *       *       *       *       *

  Interim Disposal Costs         *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Other Variable Costs

  Other Variable Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Other Variable Costs           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        10      10      10      10      11      11      11      11      12      12      12      12
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Pulp Production
  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *

  Efficiency Factor                     *       *       *       *       *       *       *       *       *       *       *       *


Wood Cost

  Wood Price (Euro/scbm) -
    Base Case Pulp Price                *       *       *       *       *       *       *       *       *       *       *       *

  Wood Price (Euro/scbm) -
    Selected Pulp Price                 *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Base Case            *              *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Downside Case        *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Wood Consumption (scbm/t)    *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption (scbm/a)             *       *       *       *       *       *       *       *       *       *       *       *

  Wood Cost                      *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Chemicals Cost

  Chemicals Price (Euro/t)
    - Base Case          *              *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Price (Euro/t)
    - Downside Case      *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Chemicals Price (Euro/t)     *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Cost                 *      *       *       *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Energy Cost

  Energy Cost (Euro/t)                  *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Power Cost                     *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Solid Waste Disposal Cost

  Sold Waste Disposal Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpa)                 *       *       *       *       *       *       *       *       *       *       *       *

  Interim Disposal Costs         *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Other Variable Costs

  Other Variable Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Other Variable Costs           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 6 of OPER

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        13      13      13      13      14      14      14      14      15      15      15      15
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Pulp Production
  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *

  Efficiency Factor                     *       *       *       *       *       *       *       *       *       *       *       *


Wood Cost

  Wood Price (Euro/scbm) -
    Base Case Pulp Price                *       *       *       *       *       *       *       *       *       *       *       *

  Wood Price (Euro/scbm) -
    Selected Pulp Price                 *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Base Case            *              *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Downside Case        *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Wood Consumption (scbm/t)    *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption (scbm/a)             *       *       *       *       *       *       *       *       *       *       *       *

  Wood Cost                      *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Chemicals Cost

  Chemicals Price (Euro/t)
    - Base Case          *              *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Price (Euro/t)
    - Downside Case      *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Chemicals Price (Euro/t)     *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Cost                 *      *       *       *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Energy Cost

  Energy Cost (Euro/t)                  *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Power Cost                     *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Solid Waste Disposal Cost

  Sold Waste Disposal Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpa)                 *       *       *       *       *       *       *       *       *       *       *       *

  Interim Disposal Costs         *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Other Variable Costs

  Other Variable Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Other Variable Costs           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        16      16      16      16      17      17      17      17      18      18      18      18
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Pulp Production
  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *

  Efficiency Factor                     *       *       *       *       *       *       *       *       *       *       *       *


Wood Cost

  Wood Price (Euro/scbm) -
    Base Case Pulp Price                *       *       *       *       *       *       *       *       *       *       *       *

  Wood Price (Euro/scbm) -
    Selected Pulp Price                 *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Base Case            *              *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Downside Case        *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Wood Consumption (scbm/t)    *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption (scbm/a)             *       *       *       *       *       *       *       *       *       *       *       *

  Wood Cost                      *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Chemicals Cost

  Chemicals Price (Euro/t)
    - Base Case          *              *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Price (Euro/t)
    - Downside Case      *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Chemicals Price (Euro/t)     *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Cost                 *      *       *       *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Energy Cost

  Energy Cost (Euro/t)                  *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Power Cost                     *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Solid Waste Disposal Cost

  Sold Waste Disposal Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpa)                 *       *       *       *       *       *       *       *       *       *       *       *

  Interim Disposal Costs         *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Other Variable Costs

  Other Variable Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Other Variable Costs           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 7 of OPER

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        19      19      19      19      20      20      20      20      21      21      21      21
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Pulp Production
  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *       *       *

  Efficiency Factor                     *       *       *       *       *       *       *       *       *       *       *       *


Wood Cost

  Wood Price (Euro/scbm) -
    Base Case Pulp Price                *       *       *       *       *       *       *       *       *       *       *       *

  Wood Price (Euro/scbm) -
    Selected Pulp Price                 *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Base Case            *              *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Downside Case        *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Wood Consumption (scbm/t)    *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Wood Consumption (scbm/a)             *       *       *       *       *       *       *       *       *       *       *       *

  Wood Cost                      *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Chemicals Cost

  Chemicals Price (Euro/t)
    - Base Case          *              *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Price (Euro/t)
    - Downside Case      *              *       *       *       *       *       *       *       *       *       *       *       *

  Selected Chemicals Price (Euro/t)     *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Chemicals Cost                 *      *       *       *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Energy Cost

  Energy Cost (Euro/t)                  *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Power Cost                     *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Solid Waste Disposal Cost

  Sold Waste Disposal Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpa)                 *       *       *       *       *       *       *       *       *       *       *       *

  Interim Disposal Costs         *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *


Other Variable Costs

  Other Variable Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Other Variable Costs           *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun
                                        22      22      22      22      23      23      23      23      24      24
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *
------------------------------------------------------------------------------------------------------------------
Operating Costs

Pulp Production
  Pulp Production (tonne)               *       *       *       *       *       *       *       *       *       *

  Efficiency Factor                     *       *       *       *       *       *       *       *       *       *


Wood Cost

  Wood Price (Euro/scbm) -
    Base Case Pulp Price                *       *       *       *       *       *       *       *       *       *

  Wood Price (Euro/scbm) -
    Selected Pulp Price                 *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Base Case            *              *       *       *       *       *       *       *       *       *       *

  Wood Consumption -
    Downside Case        *              *       *       *       *       *       *       *       *       *       *

  Selected Wood Consumption (scbm/t)    *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *

  Wood Consumption (scbm/a)             *       *       *       *       *       *       *       *       *       *

  Wood Cost                      *      *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *


Chemicals Cost

  Chemicals Price (Euro/t)
    - Base Case          *              *       *       *       *       *       *       *       *       *       *

  Chemicals Price (Euro/t)
    - Downside Case      *              *       *       *       *       *       *       *       *       *       *

  Selected Chemicals Price (Euro/t)     *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *

  Chemicals Cost                 *      *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *


Energy Cost

  Energy Cost (Euro/t)                  *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *

  Power Cost                     *      *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *


Solid Waste Disposal Cost

  Sold Waste Disposal Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *

  Pulp Production (tpa)                 *       *       *       *       *       *       *       *       *       *

  Interim Disposal Costs         *      *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *


Other Variable Costs

  Other Variable Cost per
    Unit (Euro/t)                       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *

  Other Variable Costs           *      *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 8 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                             Dez   Jun   Dez   Jun   Sep   Dez   Mrz   Jun   Sep   Dez   Mrz   Jun   Sep   Dez
                                                  02    03    03    04    04    04    05    05    05    05    06    06    06    06
Operating Half Year            Total No.  20.00    *     *     *     *     *     *     *     *     *     *     *     *     *     *
                               of Yrs.

Number of Months in
 Period from Start-Up                              *     *     *     *     *     *     *     *     *     *     *     *     *     *
----------------------------------------------------------------------------------------------------------------------------------

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                             *    *     *     *     *     *     *     *     *     *     *     *     *     *     *

Additional Start-Up Variable
  Costs

  Additional Start-Up Variable
    Cost per Unit (Euro/t)                         *     *     *     *     *     *     *     *     *     *     *     *     *     *

  Gross Pulp Production (tpa)                      *     *     *     *     *     *     *     *     *     *     *     *     *     *

  Additional Start-Up Variable
    Costs                                     *    *     *     *     *     *     *     *     *     *     *     *     *     *     *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                             *    *     *     *     *     *     *     *     *     *     *     *     *     *     *
                                           ---- ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----

Total Variable Production Costs               *    *     *     *     *     *     *     *     *     *     *     *     *     *     *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                             *    *     *     *     *     *     *     *     *     *     *     *     *     *     *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 9 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        07      07      07      07      08      08      08      08      09      09      09      09
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

Additional Start-Up Variable
  Costs

  Additional Start-Up Variable
    Cost per Unit (Euro/t)              *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Additional Start-Up Variable
    Costs                           *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

Total Variable Production Costs     *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        10      10      10      10      11      11      11      11      12      12      12      12
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

Additional Start-Up Variable
  Costs

  Additional Start-Up Variable
    Cost per Unit (Euro/t)              *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Additional Start-Up Variable
    Costs                           *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

Total Variable Production Costs     *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                         Page 10 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        13      13      13      13      14      14      14      14      15      15      15      15
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

Additional Start-Up Variable
  Costs

  Additional Start-Up Variable
    Cost per Unit (Euro/t)              *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Additional Start-Up Variable
    Costs                           *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

Total Variable Production Costs     *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        16      16      16      16      17      17      17      17      18      18      18      18
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

Additional Start-Up Variable
  Costs

  Additional Start-Up Variable
    Cost per Unit (Euro/t)              *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Additional Start-Up Variable
    Costs                           *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

Total Variable Production Costs     *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                         Page 11 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        19      19      19      19      20      20      20      20      21      21      21      21
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

Additional Start-Up Variable
  Costs

  Additional Start-Up Variable
    Cost per Unit (Euro/t)              *       *       *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *       *       *

  Additional Start-Up Variable
    Costs                           *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

Total Variable Production Costs     *   *       *       *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *       *       *

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun
                                        22      22      22      22      23      23      23      23      24      24
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *
-------------------------------------------------------------------------------------------------------------------
UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *

Additional Start-Up Variable
  Costs

  Additional Start-Up Variable
    Cost per Unit (Euro/t)              *       *       *       *       *       *       *       *       *       *

  Gross Pulp Production (tpa)           *       *       *       *       *       *       *       *       *       *

  Additional Start-Up Variable
    Costs                           *   *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *

                                       ----   ----    ----    ----    ----    ----    ----    ----    ----    ----

Total Variable Production Costs     *   *       *       *       *       *       *       *       *       *       *

UNITARY COSTS (EURO PER
  TONNE PRODUCED)                   *   *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                         Page 12 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                                          Dez     Jun     Dez     Jun     Sep     Dez     Mrz     Jun     Sep
                                                               03      03      03      04      04      04      05      05      05
Operating Half Year                      Total No.   20.00     *       *       *       *       *       *       *       *       *
                                          of Yrs.

Number of Months in Period from Start-Up                       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Labor Cost

  No. of Employee - White Collar                              *       *       *       *       *       *       *       *       *

  Salary per Employee - White Collar (Euro)            *     *       *       *       *       *       *       *       *       *

  No. of Employee - Blue Collar                               *       *       *       *       *       *       *       *       *

  Salary per Employee - Blue Collar (Euro)             *     *       *       *       *       *       *       *       *       *

  No. of Employees - Trainees                                  *       *       *       *       *       *       *       *       *

  Salary per Employees - Trainees (Euro)                *      *       *       *       *       *       *       *       *       *

  No. of Employee - Logistic Subsidiary
      (incl. 3 trainees)                                       *       *       *       *       *       *       *       *       *

  Salary per Employee - Logistic Subsidiary (Euro)     *      *       *       *       *       *       *       *       *       *

  No. of Employees - Wood Procurement Subsidiary
      (incl. 3 trainees)                                       *       *       *       *       *       *       *       *       *

  Salary per Employees - Wood Procurement
      Subsidiary (Euro)                                 *      *       *       *       *       *       *       *       *       *

  Total Labor Costs                                     *      *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *       *       *      *       *       *       *       *       *       *


Other Fixed Costs

  Contractor Services                                   *       *       *      *       *       *       *       *       *       *

  Maint. Material & Services                            *       *       *       *      *       *       *       *       *       *

  Back-up Power Fee                                     *       *       *       *      *       *       *       *       *       *

  Insurance                                             *       *       *       *      *       *       *       *       *       *

  Effluent Charge                                       *       *       *       *      *       *       *       *       *       *

  Lease Fees for O2 Plant & Mobile Equipment            *       *       *       *      *       *       *       *       *       *

  Additional Start-Up Costs                             *       *       *       *      *       *       *       *       *       *

  Others (Mill and Head Office)                         *       *       *       *      *       *       *       *       *       *
                                                              -----  -----   -----   -----   -----   -----   -----   -----   -----


  Total Other Fixed Costs                               *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *       *       *       *       *       *       *       *       *       *

Total Fixed Production Costs                            *       *       *       *       *       *       *       *       *       *


Distribution Cost

  Sales Commission (% invoiced Production
    after Transp.)                                              *       *       *       *       *       *       *       *       *

  Commission Fees                                       *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *       *       *       *       *       *       *       *       *       *

  Transportation Cost (Euro/t)                          *       *       *       *       *       *       *       *       *       *

  Pulp Production                                               *       *       *       *       *       *       *       *       *

  Transportation Cost on sold product                   *       *       *       *       *       *       *       *       *       *

  Total Distribution Costs                              *       *       *       *       *       *       *       *       *       *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *       *       *       *       *       *       *       *       *       *

Date                                                          Dec     Mrz     Jun     Sep     Dez
                                                               05      06      06      06      06
Operating Half Year                      Total No.   20.00     *       *       *       *       *
                                          of Yrs.

Number of Months in Period from Start-Up                       *       *       *       *       *
------------------------------------------------------------------------------------------------
Operating Costs

Labor Cost

  No. of Employees - White Collar                              *       *       *       *       *

  Salary per Employee - White Collar (Euro)                    *       *       *       *       *

  No. of Employees - Blue Collar                               *       *       *       *       *

  Salary per Employee - Blue Collar (Euro)                     *       *       *       *       *

  No. of Employees - Trainees                                  *       *       *       *       *

  Salary per Employee - Trainees (Euro)                        *       *       *       *       *

  No. of Employees - Logistic Subsidiary
      (incl. 3 trainees)                                       *       *       *       *       *

  Salary per Employee - Logistic Subsidiary (Euro)             *       *       *       *       *

  No. of Employees - Wood Procurement Subsidiary
      (incl. 3 trainees)                                       *       *       *       *       *

  Salary per Employee - Wood Procurement
      Subsidiary (Euro)                                        *       *       *       *       *

  Total Labor Costs                                            *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)                      *       *       *       *       *


Other Fixed Costs                                              *       *       *       *       *

  Contractor Services                                          *       *       *       *       *

  Maint. Material & Services                                   *       *       *       *       *

  Back-up Power Fee                                            *       *       *       *       *

  Insurance                                                    *       *       *       *       *

  Effluent Charge                                              *       *       *       *       *

  Lease Fees for O2 Plant & Mobile Equipment                   *       *       *       *       *

  Additional Start-Up Costs                                    *       *       *       *       *

  Others (Mill and Head Office)                                *       *       *       *       *
                                                            -----   -----   -----   -----   -----

  Total Other Fixed Costs                                      *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)                      *       *       *       *       *

Total Fixed Production Costs                                   *       *       *       *       *


Distribution Cost                                              *       *       *       *       *

  Sales Commission (% invoiced Production
    after Transp.)                                             *       *       *       *       *

  Commission Fees                                              *       *       *       *       *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                       *       *       *       *       *

  Transportation Cost (Euro/t)                                 *       *       *       *       *

  Pulp Production                                              *       *       *       *       *

  Transportation Cost on sold product                          *       *       *       *       *

  Total Distribution Costs                                     *       *       *       *       *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                         Page 13 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                             Mrz    Jun    Sep    Dez    Mrz    Jun    Sep    Dez    Mrz    Jun    Sep    Dez
                                                  07     07     07     07     08     08     08     08     09     09     09     09
Operating Half Year          Total No.   20.00    *      *      *      *      *      *      *      *      *      *      *      *
                              of Yrs.

Number of Months in Period
  from Start-Up                                   *      *      *      *      *      *      *      *      *      *      *      *
--------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Labor Cost

  No. of Employees - White Collar                 *      *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - White Collar (Euro) *     *      *      *      *      *      *      *      *      *      *      *      *

  No. of Employees - Blue Collar                  *      *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - Blue Collar (Euro)   *    *     *      *      *      *      *      *      *      *      *      *      *

  No. of Employees - Trainees                     *     *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - Trainees (Euro)      *    *     *      *      *      *      *      *      *      *      *      *      *

  No. of Employees - Logistic Subsidiary
      (incl. 3 trainees)                          *     *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - Logistic
      Subsidiary (Euro)                       *    *     *      *      *      *      *      *      *      *      *      *      *

  No. of Employees - Wood Procurement
      Subsidiary  (incl. 3 trainees)               *     *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - Wood Procurement
      Subsidiary (Euro)                       *    *     *      *      *      *      *      *      *      *      *      *      *

  Total Labor Costs                           *    *     *      *      *      *      *      *      *      *      *      *      *

  UNITARY COSTS (EURO PER TONNE PRODUCED)     *    *     *      *      *      *      *      *      *      *      *      *      *


Other Fixed Costs

  Contractor Services                         *    *     *      *      *      *      *      *      *      *      *      *      *

  Maint. Material & Services                  *    *     *      *      *      *      *      *      *      *      *      *      *

  Back-up Power Fee                           *    *     *      *      *      *      *      *      *      *      *      *      *

  Insurance                                   *    *     *      *      *      *      *      *      *      *      *      *      *

  Effluent Charge                             *    *     *      *      *      *      *      *      *      *      *      *      *

  Lease Fees for O2 Plant & Mobile
    Equipment                                 *    *     *      *      *      *      *      *      *      *      *      *      *

  Additional Start-Up Costs                   *    *     *      *      *      *      *      *      *      *      *      *      *

  Others (Mill and Head Office)               *    *     *      *      *      *      *      *      *      *      *      *      *
                                                  ---  -----   -----  -----   -----   -----   -----   -----   -----   -----   ----


  Total Other Fixed Costs                     *    *     *      *      *      *      *      *      *      *      *      *      *

  UNITARY COSTS (EURO PER TONNE PRODUCED)     *    *     *      *      *      *      *      *      *      *      *      *      *

Total Fixed Production Costs                  *    *     *      *      *      *      *      *      *      *      *      *      *


Distribution Cost

  Sales Commission (% invoiced Production
    after Transp.)                                 *     *      *      *      *      *      *      *      *      *      *      *

  Commission Fees                             *    *     *      *      *      *      *      *      *      *      *      *      *

 UNITARY COSTS (EURO PER TONNE PRODUCED)      *    *     *      *      *      *      *      *      *      *      *      *      *

  Transportation Cost (Euro/t)                     *     *      *      *      *      *      *      *      *      *      *      *

  Pulp Production                                  *     *      *      *      *      *      *      *      *      *      *      *

  Transportation Cost on sold product         *    *     *      *      *      *      *      *      *      *      *      *      *

  Total Distribution Costs                    *    *     *      *      *      *      *      *      *      *      *      *      *

 UNITARY COSTS (EURO PER TONNE PRODUCED)      *    *     *      *      *      *      *      *      *      *      *      *      *

Date                                             Mrz    Jun    Sep    Dez    Mrz    Jun    Sep    Dez    Mrz    Jun    Sep    Dec
                                                  10     10     10     10     11     11     11     11     12     12     12     12
Operating Half Year          Total No.   20.00    *      *      *      *      *      *      *      *      *      *      *      *
                              of Yrs.

Number of Months in Period
  from Start-Up                                   *      *      *      *      *      *      *      *      *      *      *      *
---------------------------------------------------------------------------------------------------------------------------------
Operating Costs

Labor Cost

  No. of Employees - White Collar                 *      *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - White Collar (Euro)       *      *      *      *      *      *      *      *      *      *      *      *

  No. of Employees - Blue Collar                  *      *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - Blue Collar (Euro)        *     *      *      *      *      *      *      *      *      *      *      *

  No. of Employees - Trainees                     *     *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - Trainees (Euro)           *     *      *      *      *      *      *      *      *      *      *      *

  No. of Employees - Logistic Subsidiary
      (incl. 3 trainees)                          *     *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - Logistic
      Subsidiary (Euro)                            *     *      *      *      *      *      *      *      *      *      *      *

  No. of Employees - Wood Procurement
      Subsidiary  (incl. 3 trainees)               *     *      *      *      *      *      *      *      *      *      *      *

  Salary per Employee - Wood Procurement
      Subsidiary (Euro)                            *     *      *      *      *      *      *      *      *      *      *      *

  Total Labor Costs                                *     *      *      *      *      *      *      *      *      *      *      *

  UNITARY COSTS (EURO PER TONNE PRODUCED)          *     *      *      *      *      *      *      *      *      *      *      *


Other Fixed Costs

  Contractor Services                              *     *      *      *      *      *      *      *      *      *      *      *

  Maint. Material & Services                       *     *      *      *      *      *      *      *      *      *      *      *

  Back-up Power Fee                                *     *      *      *      *      *      *      *      *      *      *      *

  Insurance                                        *     *      *      *      *      *      *      *      *      *      *      *

  Effluent Charge                                  *     *      *      *      *      *      *      *      *      *      *      *

  Lease Fees for O2 Plant & Mobile
    Equipment                                      *     *      *      *      *      *      *      *      *      *      *      *

  Additional Start-Up Costs                        *     *      *      *      *      *      *      *      *      *      *      *

  Others (Mill and Head Office)                    *     *      *      *      *      *      *      *      *      *      *      *
                                                      -----   -----  -----   -----   -----   -----   -----   -----   -----   ----


  Total Other Fixed Costs                          *     *      *      *      *      *      *      *      *      *      *      *

  UNITARY COSTS (EURO PER TONNE PRODUCED)          *     *      *      *      *      *      *      *      *      *      *      *

Total Fixed Production Costs                       *     *      *      *      *      *      *      *      *      *      *      *


Distribution Cost

  Sales Commission (% invoiced Production
    after Transp.)                                 *     *      *      *      *      *      *      *      *      *      *      *

  Commission Fees                                  *     *      *      *      *      *      *      *      *      *      *      *

 UNITARY COSTS (EURO PER TONNE PRODUCED)           *     *      *      *      *      *      *      *      *      *      *      *

  Transportation Cost (Euro/t)                     *     *      *      *      *      *      *      *      *      *      *      *

  Pulp Production                                        *      *      *      *      *      *      *      *      *      *      *

  Transportation Cost on sold product              *     *      *      *      *      *      *      *      *      *      *      *

  Total Distribution Costs                         *     *      *      *      *      *      *      *      *      *      *      *

 UNITARY COSTS (EURO PER TONNE PRODUCED)           *     *      *      *      *      *      *      *      *      *      *      *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                         Page 14 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                                         Mrz   Jun   Sep   Dez   Mrz   Jun   Sep   Dez   Mrz   Jun   Sep   Dez
                                                              13    13    13    13    14    14    14    14    15    15    15    15
Operating Half Year                      Total No.   20.00    *     *     *     *     *     *     *     *     *     *     *     *
                                          of Yrs.

Number of Months in Period from Start-Up                      *     *     *     *     *     *     *     *     *    *     *     *
----------------------------------------------------------------------------------------------------------------- -----------------
Operating Costs

Labor Cost

  No. of Employees - White Collar                             *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - White Collar (Euro)            *      *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Blue Collar                              *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Blue Collar (Euro)             *      *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Trainees                                 *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Trainees (Euro)                *      *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Logistic Subsidiary
      (incl. 3 trainees)                                      *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Logistic Subsidiary (Euro)     *      *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Wood Procurement Subsidiary
      (incl. 3 trainees)                                      *     *     *     *     *     *     *     *     *   *      *     *

  Salary per Employee - Wood Procurement
      Subsidiary (Euro)                                 *     *     *     *     *     *     *     *     *     *    *     *     *

  Total Labor Costs                                     *     *     *     *     *     *     *     *     *     *    *     *     *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *     *     *     *     *     *     *     *     *     *    *     *     *


Other Fixed Costs

  Contractor Services                                   *      *     *     *     *     *     *     *     *    *     *     *    *

  Maint. Material & Services                            *      *     *     *     *     *     *     *     *    *     *     *    *

  Back-up Power Fee                                     *      *     *     *     *     *     *     *     *    *     *     *    *

  Insurance                                             *      *     *     *     *     *     *     *     *    *     *     *    *

  Effluent Charge                                       *      *     *     *     *     *     *     *     *    *     *     *    *

  Lease Fees for O2 Plant & Mobile Equipment            *      *     *     *     *     *     *     *     *    *     *     *    *

  Additional Start-Up Costs                             *      *     *     *     *     *     *     *     *    *     *     *    *

  Others (Mill and Head Office)                         *      *     *     *     *     *     *     *     *    *     *     *    *
                                                              ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---

  Total Other Fixed Costs                               *      *     *     *     *     *     *     *     *    *     *     *    *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *      *     *     *     *     *     *     *     *    *     *     *    *

Total Fixed Production Costs                            *      *     *     *     *     *     *     *     *    *     *     *    *


Distribution Cost

  Sales Commission (% invoiced Production
    after Transp.)                                             *     *     *     *     *     *     *     *     *     *     *    *

  Commission Fees                                       *      *     *     *     *     *     *     *     *     *     *     *    *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *      *     *     *     *     *     *     *     *     *     *     *    *

  Transportation Cost (Euro/t)                          *      *     *     *     *     *     *     *     *     *     *     *    *

  Pulp Production                                              *     *     *     *     *     *     *     *     *     *     *    *

  Transportation Cost on sold product                   *      *     *     *     *     *     *     *     *     *     *     *    *

  Total Distribution Costs                              *      *     *     *     *     *     *     *     *     *     *     *    *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *      *     *     *     *     *     *     *     *     *     *     *    *


Date                                                         Mrz   Jun   Sep   Dez   Mrz   Jun   Sep   Dez   Mrz   Jun   Sep   Dez
                                                              16    16    16    16    17    17    17    17    18    18    18    18
Operating Half Year                      Total No.   20.00    *     *     *     *     *     *     *     *     *     *     *     *
                                          of Yrs.

Number of Months in Period from Start-Up                      *     *     *     *     *     *     *     *     *    *     *     *
----------------------------------------------------------------------------------------------------------------- ----------------
Operating Costs

Labor Cost

  No. of Employees - White Collar                      *      *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - White Collar (Euro)            *      *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Blue Collar                       *      *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Blue Collar (Euro)             *      *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Trainees                          *      *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Trainees (Euro)                *      *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Logistic Subsidiary
      (incl. 3 trainees)                               *      *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Logistic Subsidiary (Euro)     *      *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Wood Procurement Subsidiary
      (incl. 3 trainees)                               *      *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Wood Procurement
      Subsidiary (Euro)                                *      *     *     *     *     *     *     *     *     *    *     *     *

  Total Labor Costs                                    *      *     *     *     *     *     *     *     *     *    *     *     *

  UNITARY COSTS (EURO PER TONNE PRODUCED)              *      *     *     *     *     *     *     *     *     *      *     *     *


Other Fixed Costs

  Contractor Services                                   *      *     *     *     *     *     *     *     *     *     *     *     *

  Maint. Material & Services                            *      *     *     *     *     *     *     *     *     *     *     *     *

  Back-up Power Fee                                     *      *     *     *     *     *     *     *     *     *     *     *     *

  Insurance                                             *      *     *     *     *     *     *     *     *     *     *     *     *

  Effluent Charge                                       *      *     *     *     *     *     *     *     *     *     *     *     *

  Lease Fees for O2 Plant & Mobile Equipment            *      *     *     *     *     *     *     *     *     *     *     *     *

  Additional Start-Up Costs                             *      *     *     *     *     *     *     *     *     *     *     *     *

  Others (Mill and Head Office)                         *      *     *     *     *     *     *     *     *     *     *     *     *
                                                              ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---  ---

  Total Other Fixed Costs                               *      *     *     *     *     *     *     *     *     *     *     *     *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *      *     *     *     *     *     *     *     *     *     *     *     *

Total Fixed Production Costs                            *      *     *     *     *     *     *     *     *     *     *     *     *


Distribution Cost

  Sales Commission (% invoiced Production
    after Transp.)                                             *     *     *     *     *     *     *     *     *     *     *     *

  Commission Fees                                       *      *     *     *     *     *     *     *     *     *     *     *     *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *      *     *     *     *     *     *     *     *     *     *     *     *

  Transportation Cost (Euro/t)                                 *     *     *     *     *     *     *     *     *     *     *     *

  Pulp Production                                              *     *     *     *     *     *     *     *     *     *     *     *

  Transportation Cost on sold product                   *      *     *     *     *     *     *     *     *     *     *     *     *

  Total Distribution Costs                              *      *     *     *     *     *     *     *     *     *     *     *     *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *      *     *     *     *     *     *     *     *     *     *     *     *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.


Babcock & Brown Limited                                         Page 15 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                                         Mrz   Jun   Sep   Dez   Mrz   Jun   Sep   Dez   Mrz   Jun   Sep   Dez
                                                              19    19    19    19    20    20    20    20    21    21    21    21
Operating Half Year                      Total No.   20.00    *     *     *     *     *     *     *     *     *    *     *     *
                                          of Yrs.

Number of Months in Period from Start-Up                      *     *     *     *     *     *     *     *     *    *     *     *
----------------------------------------------------------------------------------------------------------------- ----------------
Operating Costs

Labor Cost

  No. of Employees - White Collar                       *     *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - White Collar (Euro)             *     *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Blue Collar                        *     *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Blue Collar (Euro)              *     *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Trainees                           *     *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Trainees (Euro)                 *     *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Logistic Subsidiary
      (incl. 3 trainees)                                *     *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Logistic Subsidiary (Euro)      *     *     *     *     *     *     *     *     *     *    *     *     *

  No. of Employees - Wood Procurement Subsidiary
      (incl. 3 trainees)                                *     *     *     *     *     *     *     *     *     *    *     *     *

  Salary per Employee - Wood Procurement
      Subsidiary (Euro)                                 *     *     *     *     *     *     *     *     *     *    *     *     *

  Total Labor Costs                                     *     *     *     *     *     *     *     *     *     *    *     *     *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *     *     *     *     *     *     *     *     *     *     *     *     *

Other Fixed Costs

  Contractor Services                                   *      *     *     *     *     *     *     *     *     *     *     *     *

  Maint. Material & Services                            *      *     *     *     *     *     *     *     *     *     *     *     *

  Back-up Power Fee                                     *      *     *     *     *     *     *     *     *     *     *     *     *

  Insurance                                             *      *     *     *     *     *     *     *     *     *     *     *     *

  Effluent Charge                                       *      *     *     *     *     *     *     *     *     *     *     *     *

  Lease Fees for O2 Plant & Mobile Equipment            *      *     *     *     *     *     *     *     *     *     *     *     *

  Additional Start-Up Costs                             *      *     *     *     *     *     *     *     *     *     *     *     *

  Others (Mill and Head Office)                         *      *     *     *     *     *     *     *     *     *     *     *     *
                                                              ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---

  Total Other Fixed Costs                               *      *     *     *     *     *     *     *     *     *     *     *     *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *      *     *     *     *     *     *     *     *     *     *     *     *

Total Fixed Production Costs                            *      *     *     *     *     *     *     *     *     *     *     *     *


Distribution Cost

  Sales Commission (% invoiced Production
    after Transp.)                                             *     *     *     *     *     *     *     *     *     *     *     *

  Commission Fees                                       *      *     *     *     *     *     *     *     *     *     *     *     *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *      *     *     *     *     *     *     *     *     *     *     *     *

  Transportation Cost (Euro/t)                                 *     *     *     *     *     *     *     *     *     *     *     *

  Pulp Production                                              *     *     *     *     *     *     *     *     *     *     *     *

  Transportation Cost on sold product                   *      *     *     *     *     *     *     *     *     *     *     *     *

  Total Distribution Costs                              *      *     *     *     *     *     *     *     *     *     *     *     *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *      *     *     *     *     *     *     *     *     *     *     *     *



Date                                                         Mrz   Jun   Sep   Dez   Mrz   Jun   Sep   Dez   Mrz   Jun
                                                              22    22    22    22    23    23    23    23    24    24
Operating Half Year                      Total No.   20.00    *     *     *     *     *     *     *     *     *    *
                                          of Yrs.

Number of Months in Period from Start-Up                      *     *     *     *     *     *     *     *     *    *
----------------------------------------------------------------------------------------------------------------- -----
Operating Costs

Labor Cost

  No. of Employees - White Collar                      *      *     *     *     *     *     *     *     *     *     *

  Salary per Employee - White Collar (Euro)            *      *     *     *     *     *     *     *     *     *     *

  No. of Employees - Blue Collar                       *      *     *     *     *     *     *     *     *     *    *

  Salary per Employee - Blue Collar (Euro)             *      *     *     *     *     *     *     *     *     *    *

  No. of Employees - Trainees                          *      *     *     *     *     *     *     *     *     *    *

  Salary per Employee - Trainees (Euro)                *      *     *     *     *     *     *     *     *     *    *

  No. of Employees - Logistic Subsidiary
      (incl. 3 trainees)                               *      *     *     *     *     *     *     *     *     *    *

  Salary per Employee - Logistic Subsidiary (Euro)     *      *     *     *     *     *     *     *     *     *     *

  No. of Employees - Wood Procurement Subsidiary
      (incl. 3 trainees)                               *      *     *     *     *     *     *     *     *     *     *

  Salary per Employee - Wood Procurement
      Subsidiary (Euro)                                 *     *     *     *     *     *     *     *     *     *     *

  Total Labor Costs                                     *     *     *     *     *     *     *     *     *     *     *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *     *     *     *     *     *     *     *     *     *     *


Other Fixed Costs

  Contractor Services                                   *      *     *     *     *     *     *     *     *     *     *

  Maint. Material & Services                            *      *     *     *     *     *     *     *     *     *     *

  Back-up Power Fee                                     *      *     *     *     *     *     *     *     *     *     *

  Insurance                                             *      *     *     *     *     *     *     *     *     *     *

  Effluent Charge                                       *      *     *     *     *     *     *     *     *     *     *

  Lease Fees for O2 Plant & Mobile Equipment            *      *     *     *     *     *     *     *     *     *     *

  Additional Start-Up Costs                             *      *     *     *     *     *     *     *     *     *     *

  Others (Mill and Head Office)                         *      *     *     *     *     *     *     *     *     *     *
                                                       ---    ---   ---   ---   ---   ---   ---   ---   ---   ---   ---


  Total Other Fixed Costs                               *      *     *     *     *     *     *     *     *     *     *

  UNITARY COSTS (EURO PER TONNE PRODUCED)               *      *     *     *     *     *     *     *     *     *     *

Total Fixed Production Costs                            *      *     *     *     *     *     *     *     *     *     *


Distribution Cost

  Sales Commission (% invoiced Production
    after Transp.)                                      *      *     *     *     *     *     *     *     *     *     *

  Commission Fees                                       *      *     *     *     *     *     *     *     *     *     *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *      *     *     *     *     *     *     *     *     *     *

  Transportation Cost (Euro/t)                          *      *     *     *     *     *     *     *     *     *     *

  Pulp Production                                       *      *     *     *     *     *     *     *     *     *     *

  Transportation Cost on sold product                   *      *     *     *     *     *     *     *     *     *     *

  Total Distribution Costs                              *      *     *     *     *     *     *     *     *     *     *

 UNITARY COSTS (EURO PER TONNE PRODUCED)                *      *     *     *     *     *     *     *     *     *     *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.



Babcock & Brown Limited                                         Page 16 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                                          Dez     Jun     Dez     Jun     Sep     Dez     Mrz     Jun     Sep
                                                               02      03      03      04      04      04      05      05      05
Operating Half Year                      Total No.   20.00     *       *       *       *       *       *       *       *       *
                                          of Yrs.

Number of Months in Period from Start-Up                       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Costs                                 *        *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)             *        *       *       *       *       *       *       *       *       *

Date                                                          Dez     Mrz     Jan     Sep     Dez
                                                               05      06      06      06      06
Operating Half Year                      Total No.   20.00     *       *       *       *       *
                                          of Yrs.

Number of Months in Period from Start-Up                       *       *       *       *       *
------------------------------------------------------------------------------------------------
Total Operating Costs                                 *        *       *       *       *       *

  UNITARY COSTS (EURO PER TONNE PRODUCED)             *        *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 17 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        07      07      07      07      08      08      08      08      09      09      09      09
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Costs            *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        10      10      10      10      11      11      11      11      12      12      12      12
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Costs            *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 18 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        13      13      13      13      14      14      14      14      15      15      15      15
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Costs            *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        16      16      16      16      17      17      17      17      18      18      18      18
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Costs            *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 19 of OPER

Zellstoff-Fabrik Stendal GmbH
Base Case Financial Model

All Euro amounts in Thousands

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez
                                        19      19      19      19      20      20      20      20      21      21      21      21
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *       *       *
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Costs            *      *       *       *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)             *      *       *       *       *       *       *       *       *       *       *       *       *

Date                                   Mrz     Jun     Sep     Dez     Mrz     Jun     Sep     Dez     Mrz     Jun
                                        22      22      22      22      23      23      23      23      24      24
Operating Half Year   Total No. 20.00   *       *       *       *       *       *       *       *       *       *
                       of Yrs.

Number of Months in
 Period from Start-Up                   *       *       *       *       *       *       *       *       *       *
------------------------------------------------------------------------------------------------------------------
Total Operating Costs            *      *       *       *       *       *       *       *       *       *       *

  UNITARY COSTS (EURO PER
    TONNE PRODUCED)              *      *       *       *       *       *       *       *       *       *       *

                                        * Mercer has made an application to the SEC to redact this information.
                                          The information has been filed separately with the SEC.

Babcock & Brown Limited                                          Page 20 of OPER